Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 1 TO THE

TERM LOAN AGREEMENT

Dated as of August 15, 2013

AMENDMENT NO. 1 TO THE TERM LOAN AGREEMENT (this “Amendment”) among Digital Realty Trust, L.P., (the “Operating Partnership”), Digital Realty Datafirm, LLC, a Delaware limited liability company (the “Initial Australia Borrower 1”), Digital Realty Datafirm 2, LLC, a Delaware limited liability company (the “Initial Australia Borrower 2”), Digital Luxembourg II S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée) (the “Initial Luxembourg Borrower 1”), Digital Luxembourg III S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée) (the “Initial Luxembourg Borrower 2”), Digital Realty (Redhill) S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée) (the “Initial Luxembourg Borrower 3”), Digital Realty (Blanchardstown) Limited, an Irish private company limited by shares (the “Initial Irish Borrower”), Digital Realty (Paris2) SCI, a French Société Civile Immobilière (the “Initial French Borrower”), Digital Singapore Jurong East Pte. Ltd., a Singapore private limited company (the “Initial Singapore Borrower”), Digital Realty (Welwyn) S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée) (the “Initial Luxembourg Borrower 4”) and Digital Netherlands IV B.V., a private company with limited liability (besloten vennootschap met beperkete aansprakelijkheid) (the “Initial Dutch Borrower”; and collectively with the Operating Partnership, the Initial Australia Borrower 1, the Initial Australia Borrower 2, the Initial Luxembourg Borrower 1, the Initial Luxembourg Borrower 2, the Initial Luxembourg Borrower 3, the Initial Irish Borrower, the Initial French Borrower, the Initial Singapore Borrower and the Initial Luxembourg Borrower 4, the “Borrowers” and each individually a “Borrower”), Digital Realty Trust, Inc., (the “Parent Guarantor”), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the lenders (the “Lenders”) and Citibank, N.A. (“Citibank”), as administrative agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrowers, the Parent Guarantor, the subsidiaries of the Borrowers party thereto, the initial lenders party thereto (the “Existing Lenders”), the Administrative Agent and the other financial institutions party thereto entered into a Term Loan Agreement dated as of April 16, 2012 (the “Existing Term Loan Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Existing Term Loan Agreement, as amended hereby.

(2) The Parent Guarantor, the Operating Partnership and certain of its subsidiaries have, concurrently with the effectiveness of this Amendment entered into a $2.0 billion revolving credit facility (the “New Revolver”), which New Revolver is evidenced by (i) that certain Global Senior Credit Agreement dated as of the date hereof (the “New Revolving Credit Agreement”), by and among the Parent Guarantor, the Operating Partnership, the subsidiaries of the Operating Partnership party thereto, each lender from time to time party thereto, and Citibank, N.A., as administrative agent and other financial institutions party thereto, and (ii) the other Loan Documents (as such term is defined in the New Revolving Credit Agreement) relating thereto;

(3) The Loan Parties have requested that the Existing Lenders agree to amend certain provisions of the Existing Term Loan Agreement to conform such provisions to corresponding provisions under the New Revolver and the New Revolving Credit Agreement, all as more particularly set forth herein; and

(4) Subject to the terms and conditions herein, the Borrowers and the Existing Lenders have agreed to amend the Existing Term Loan Agreement on the terms and subject to the conditions hereinafter set forth.

SECTION 1. Amendments to Existing Term Loan Agreement. The Existing Term Loan Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 4 below), hereby amended as set forth below:

(a) The Existing Term Loan Agreement is hereby amended to read in the form attached hereto as Annex A (as so amended, the “Amended Term Loan Agreement”).

(b) Schedule I to the Existing Term Loan Agreement is hereby amended and replaced in its entirety with Annex B attached hereto.

(c) Schedule III to the Existing Term Loan Agreement is hereby amended and replaced in its entirety with Annex C attached hereto.

(d) Schedule 4.01(n) to the Existing Term Loan Agreement is hereby amended and replaced in its entirety with Annex D attached hereto.

(e) Exhibit B to the Existing Term Loan Agreement is hereby amended by deleting paragraph (C) on page 2 thereof and substituting therefor the following:

“(C)	(i) the Maximum Unsecured Debt Percentage of Total Unencumbered Asset Value equals or exceeds the Unsecured Debt that will be outstanding after giving effect to the Proposed Borrowing, and (ii) before and after giving effect to the Proposed Borrowing, the Parent Guarantor shall be in compliance with the covenants contained in Section 5.04 of the Term Loan Agreement.”

(f) Exhibit D to the Existing Term Loan Agreement is hereby amended and replaced in its entirety with Annex E attached hereto.

(g) Exhibit E to the Existing Term Loan Agreement is hereby amended and replaced in its entirety with Annex F attached hereto.

SECTION 2. Reallocation of Pro Rata Shares. (a) On the Amendment Effective Date, to the extent the Advances then outstanding and owed to any Lender immediately prior to the effectiveness of this Amendment with respect to any Tranche shall be less than such Lender’s Applicable Pro Rata Share (calculated immediately following the effectiveness of this Amendment) of all Advances then outstanding of all Lenders within such Tranche (each such Lender, a “Purchasing Lender”), then such Purchasing Lender, without executing an Assignment and Acceptance, shall be deemed to have purchased an assignment of a pro rata portion of the Advances then outstanding of each Lender with respect to such Tranche that is not a Purchasing Lender (a “Selling Lender”) in an amount sufficient such that following the effectiveness of all such assignments the Advances outstanding of each Lender with respect to such Tranche shall equal such Lender’s Applicable Pro Rata Share (calculated immediately following the effectiveness of this Amendment) of all Advances then outstanding within such Tranche, which amounts shall be consistent with the amounts set forth on Schedule I to the Amended Term Loan Agreement attached hereto as Annex B. The assignments deemed made pursuant to this Section 2(a) shall not be subject to the Processing Fee set forth in Section 9.07(a) of the Existing Term Loan Agreement and shall be deemed to be at par for a purchase price equal to the principal amount of the outstanding

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Advances held by the Selling Lender as of the date hereof. Notwithstanding anything to the contrary herein, the Administrative Agent shall have the right to account for the reallocation of Advances set forth in this Section in its records as if there had been a prepayment of all amounts outstanding under the Existing Term Loan Agreement and a corresponding refunding of such Advances, provided that the Borrowers shall not be obligated to actually make a prepayment of any outstanding Advances in connection therewith.

(b) The Administrative Agent shall calculate the net amount to be paid by each Purchasing Lender and received by each Selling Lender in connection with the assignments effected hereunder on the Amendment Effective Date. Each Purchasing Lender shall make the amount of its required payment available to the Administrative Agent, in same day funds in the applicable currency, at the office of the Administrative Agent not later than 12:00 P.M. (New York time) on the Amendment Effective Date. The Administrative Agent shall distribute on the Amendment Effective Date the proceeds of such amount to each of the Selling Lenders entitled to receive such payments at its Applicable Lending Office. If in connection with the transactions described in this Section 2 any Lender shall incur any losses, costs or expenses of the type described in Section 9.04(c) of the Existing Term Loan Agreement, then the Borrowers shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for such losses, costs or expenses reasonably incurred

(c) Notwithstanding anything in the Existing Term Loan Agreement to the contrary, all 2012 Loans (as defined in the Amended Term Loan Agreement) continued on the Amendment Effective Date will be in the same amounts and have initial Interest Periods ending on the same dates as the Interest Periods applicable to the 2012 Loans on the Amendment Effective Date immediately prior to giving effect to this Amendment, provided that each Lender that is a Lender immediately prior to the Amendment Effective Date shall be entitled to payment of all accrued interest on the 2012 Loans on the Amendment Effective Date. From and after the last day of each such Interest Period, the applicable 2012 Loans may bear interest at the Base Rate or the applicable Floating Rate, as further provided in the Amended Term Loan Agreement.

(d) Notwithstanding anything to the contrary contained in Section 2.02(a) or 2.06 of the Existing Term Loan Agreement, as of the Amendment Effective Date and until the end of the Interest Periods currently in effect, the 2012 Loans shall be Floating Rate Advances bearing interest at the applicable Floating Rate in effect immediately prior to the Amendment Effective Date plus the Applicable Margin (as defined in the Amended Term Loan Agreement).

SECTION 3. Representations and Warranties. The Borrowers hereby represent and warrant that:

(a) The representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct in all material respects on and as of the Amendment Effective Date (defined below), before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).

(b) They have taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Amendment.

(c) This Amendment has been duly executed and delivered by the Loan Parties and constitute the Loan Parties’ legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of their organizational documents or (ii) materially violate, contravene or conflict with any law or regulation applicable to them.

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SECTION 4. Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(a) Except as otherwise set forth in the letter agreement dated as of the date hereof among the Borrowers and the Administrative Agent (the “Amendment Post-Closing Letter Agreement”), the Administrative Agent shall have received on or before the date hereof, each dated such day (unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and (except for the items specified in clauses (iii) and (iv) below) in sufficient copies for each Lender:

(i) Counterparts of this Amendment executed by the Borrowers and each Lender or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment.

(ii) The consent attached hereto (the “Consent”) executed by each of the Guarantors.

(iii) A Note payable to each Lender requesting the same in a principal amount equal to such Lender’s respective Commitment as of the Amendment Effective Date.

(iv) Completed requests for information, dated on or before the date hereof, listing all effective financing statements (or equivalent filings) filed in the jurisdictions that the Administrative Agent may deem necessary or desirable that name any Loan Party as debtor, together with copies of such other financing statements, and evidence that all other actions that the Administrative Agent may deem reasonably necessary or desirable have been taken (including, without limitation, receipt of duly executed payoff letters and UCC termination statements (or equivalent filings)).

(v) Certified copies of the resolutions of the Board of Directors (or equivalent body), general partner or managing member, as applicable, of each Loan Party and of each general partner or managing member (if any) of each Loan Party approving the transactions contemplated by this Amendment, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the transactions under this Amendment.

(vi) A copy of a certificate of the Secretary of State (or equivalent authority (if any)) of the jurisdiction of incorporation, organization or formation of each Loan Party and of each general partner or managing member (if any) of each Loan Party, dated reasonably near the Closing Date, certifying, if and to the extent such certification is generally available for entities of the type of such Loan Party, (A) as to a true and complete copy of the charter, certificate of limited partnership, limited liability company agreement or other organizational document of such Loan Party, general partner or managing member, as the case may be, and each amendment thereto on file in such Secretary’s office and (B) that (1) such amendments are the only amendments to the charter, certificate of limited partnership, limited liability

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company agreement or other organizational document, as applicable, of such Loan Party, general partner or managing member, as the case may be, on file in such Secretary’s office and (2) to the extent available, such Loan Party, general partner or managing member, as the case may be, has paid all franchise taxes to the date of such certificate and (C) such Loan Party, general partner or managing member, as the case may be, is duly incorporated, organized or formed and in good standing (if a concept of good standing exists under the laws of the jurisdiction of the incorporation, organization or formation of such Loan Party) or presently subsisting under the laws of the jurisdiction of its incorporation, organization or formation.

(vii) A copy of a certificate of the Secretary of State (or equivalent authority (if any)) of each jurisdiction in which any Loan Party or any general partner or managing member of a Loan Party owns or leases property or in which the conduct of its business requires it to qualify or be licensed as a foreign corporation except where the failure to so qualify or be licensed would not be reasonably likely to have a Material Adverse Effect, dated reasonably near (but prior to) the Amendment Effective Date, stating, with respect to each such Loan Party, general partner or managing member, that such Loan Party, general partner or managing member, as the case may be, is duly qualified and in good standing (if a concept of good standing exists under the laws of the jurisdiction of the incorporation, organization or formation of such Loan Party) as a foreign corporation, limited partnership or limited liability company in such State and has filed all annual reports required to be filed to the date of such certificate.

(viii) A certificate of each Loan Party and of each general partner or managing member (if any) of each Loan Party, signed on behalf of such Loan Party, general partner or managing member, as applicable, by its President, a Vice President and its Secretary or any Assistant Secretary or, with respect to Loan Parties that are Foreign Subsidiaries, any authorized signatory (or those of its general partner or managing member, if applicable), dated the Amendment Effective Date (the statements made in which certificate shall be true on and as of the date hereof), certifying as to (A) the absence of any amendments to the constitutive documents of such Loan Party, general partner or managing member, as applicable, since the date of the certificate referred to in Section 4(a)(vi), (B) a true and complete copy of the bylaws, memorandum and articles of association, operating agreement, partnership agreement or other governing document of such Loan Party, general partner or managing member, as applicable, as in effect on the date on which the resolutions referred to in Section 4(a)(v) were adopted and on the date hereof, (C) the due incorporation, organization or formation and good standing (if a concept of good standing exists under the laws of the jurisdiction of the incorporation, organization or formation of such Loan Party) or valid existence of such Loan Party, general partner or managing member, as applicable, as a corporation, limited liability company or partnership organized under the laws of the jurisdiction of its incorporation, organization or formation and the absence of any proceeding for the dissolution or liquidation of such Loan Party, general partner or managing member, as applicable, (D) the accuracy in all material respects of the representations and warranties contained in the Loan Documents as though made on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which such representations and warranties shall be true and correct in all material respects on or as of such earlier date) and (E) the absence of any event occurring and continuing, or resulting from the Borrowings, if any, as of the date hereof, that constitutes a Default.

(ix) A certificate of the Secretary or an Assistant Secretary of each Loan Party or, with respect to Loan Parties that are Foreign Subsidiaries, any authorized signatory (or Responsible Officer of the general partner or managing member of any Loan Party) and of each general partner or managing member (if any) of each Loan Party certifying the names

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and true signatures of the officers or other authorized signatories of such Loan Party, or of the general partner or managing member of such Loan Party, authorized to sign each Loan Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder.

(x) The audited Consolidated annual financial statements for the year ending December 31, 2012 of the Parent Guarantor and interim financial statements dated the end of the most recent fiscal quarter for which financial statements are available (or, in the event the Lenders’ due diligence review reveals material changes since such financial statements, as of a later date within 45 days of the day hereof).

(xi) An opinion of Latham & Watkins LLP, counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.

(xii) An opinion of Latham & Watkins LLP, counsel for the Loan Parties, relating to the Initial French Borrower, in form and substance satisfactory to the Administrative Agent.

(xiii) An opinion of Venable LLP, Maryland counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.

(xiv) An opinion of TSMP Law Corporation, Singapore counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.

(xv) An opinion of William Fry, Solicitors, Ireland counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.

(xvi) An opinion of Loyens & Loeff, Avocats à la Cour, Luxembourg and Dutch counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.

(xvii) An opinion of Shearman & Sterling LLP, counsel for the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

(xviii) One or more Notices of Borrowing, each dated not later than the applicable Notice of Borrowing Deadline and specifying the date hereof as the date of the proposed Borrowing or Borrowings.

(xix) An Unencumbered Assets Certificate prepared on a pro forma basis to account for any acquisitions, dispositions or reclassifications of Assets, and the incurrence or repayment of any Debt for Borrowed Money relating to such Assets, that have occurred since June 30, 2013.

(xx) The Amendment Post-Closing Letter Agreement executed by the Borrowers, in form and substance satisfactory to the Administrative Agent.

(xxi) A letter from the Initial Process Agent addressed to the Administrative Agent confirming its agreement to act as the Initial Process Agent for the purposes of Section 9.12(c) of the Existing Term Loan Agreement.

(b) The Lenders shall be satisfied with any change to the corporate and legal structure of any Loan Party or any Subsidiary thereof occurring after December 31, 2012, including any changes to the terms and conditions of the charter and bylaws, memorandum and articles of association, operating agreement, partnership agreement or other governing document of any Loan Party occurring after December 31, 2012.

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(c) Before and after giving effect to the transactions contemplated by this Amendment, there shall have occurred no material adverse change in the business or financial condition of the Parent Guarantor and its Subsidiaries taken as a whole since December 31, 2012.

(d) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby and hereby.

(e) All material governmental and third party consents and approvals necessary in connection with the transactions contemplated by this Amendment shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect, and no law or regulation shall be applicable in the reasonable judgment of the Lenders that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated by this Amendment or the other Loan Documents.

(f) The representations and warranties set forth in each of the Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date).

(g) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default or an Event of Default.

(h) The Borrowers shall have paid to the Administrative Agent, for the ratable account of those Lenders under the Existing Term Loan Agreement as in effect prior to the date hereof which consent to this Amendment on or prior to the Amendment Effective Date, an amendment fee in an amount equal to 0.15% of such consenting Lender’s Commitment outstanding (including, for the avoidance of doubt, any funded Commitment) immediately prior to the Amendment Effective Date.

(i) All of the accrued fees of the Administrative Agent and the Lenders and all reasonable expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 9.01 of the Existing Term Loan Agreement.

SECTION 5. Reference to and Effect on the Existing Term Loan Agreement, the Notes and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Existing Term Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Term Loan Agreement, and each reference in the Notes and each of the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Term Loan Agreement, shall mean and be a reference to the Existing Term Loan Agreement, as amended and modified by this Amendment to read in the form of the Amended Term Loan Agreement attached as Annex A.

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(b) The Existing Term Loan Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Term Loan Agreement or the Amended Term Loan Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Term Loan Agreement, which shall remain in full force and effect, except to any extent modified hereby or as provided in the exhibits hereto. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties from the Loan Documents.

SECTION 6. Costs and Expenses. The Borrowers agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Existing Term Loan Agreement.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Balance of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

DIGITAL REALTY TRUST, L.P., a Maryland limited partnership

By: Digital Realty Trust, Inc., its sole general partner

By:	/s/ A. William Stein
Name:	A. William Stein
Title:	Chief Financial Officer and Chief
Investment Officer

DIGITAL LUXEMBOURG II S.À R.L., a Luxembourg Société à responsabilité limitée Registered office: 11, Boulevard du Prince Henri, L-1724, Luxembourg
Share capital: EUR 1,600,500
R.C.S. Luxembourg: B110.214

By:	/s/ A. William Stein
Name:	A. William Stein, Authorized Signatory

DIGITAL LUXEMBOURG III S.À R.L., a Luxembourg Société à responsabilité limitée Registered office: 11, Boulevard du Prince Henri L-1724, Luxembourg
Share capital: £ 25,823
R.C.S. Luxembourg: B141.552

By:	/s/ A. William Stein
Name:	A. William Stein, Authorized Signatory

Signature Page to Amendment No. 1

DIGITAL SINGAPORE JURONG EAST PTE. LTD.,
a Singapore private company limited by shares

By:	/s/ A. William Stein
Name:	A. William Stein, Authorized Person

DIGITAL REALTY
(BLANCHARDSTOWN) LIMITED, an Ireland private company limited by shares

By:	/s/ A. William Stein
Name:	A. William Stein, Authorized Person

DIGITAL REALTY DATAFIRM, LLC, a Delaware limited liability company

By: Digital Asia, LLC,
its Manager

By: Digital Realty Trust, L.P.,
its sole member

By: Digital Realty Trust, Inc.,
its sole general partner

By:	/s/ A. William Stein
Name:	A. William Stein
Title:	Chief Financial Officer and Chief Investment Officer

DIGITAL REALTY (WELWYN) S.À R.L., a Luxembourg Société à responsabilité limitée
Registered office: 11, Boulevard du Prince Henri L-1724 Luxembourg
Share capital: £ 12,000
R.C.S. Luxembourg: B 125.239

By:	/s/ A. William Stein
Name:	A. William Stein, Authorized Signatory

Signature Page to Amendment No. 1

DIGITAL REALTY DATAFIRM 2, LLC, a Delaware limited liability company

By: Digital Asia, LLC,
its Manager

By: Digital Realty Trust, L.P.,
its sole member

By: Digital Realty Trust, Inc.,
its sole general partner

By:	/s/ A. William Stein
Name:	A. William Stein
Title:	Chief Financial Officer and Chief Investment Officer

DIGITAL NETHERLANDS IV B.V., a Dutch private company with limited liability

By:	/s/ A. William Stein
Name:	A. William Stein, Authorized Person

DIGITAL REALTY (PARIS2) SCI, a French Société civile immobiliere

By:	/s/ A. William Stein
Name:	A. William Stein, duly authorized

DIGITAL REALTY (REDHILL) S.À R.L., a Luxembourg Société à responsabilité limitée
Registered office: 11, Boulevard du Prince Henri L-1724 Luxembourg
Share capital: £ 12,000
R.C.S. Luxembourg: B 125.912

By:	/s/ A. William Stein
Name:	A. William Stein, Authorized Signatory

Signature Page to Amendment No. 1

PARENT GUARANTOR:

DIGITAL REALTY TRUST, INC., a Maryland corporation

By:	/s/ A. William Stein
Name:	A. William Stein
Title:	Chief Financial Officer and Chief Investment Officer

Signature Page to Amendment No. 1

ADMINISTRATIVE AGENT:

CITIBANK, N.A.

By:	/s/ John C. Rowland
Name:	John C. Rowland
Title:	Vice President

Signature Page to Amendment No. 1

CITIBANK, N.A.,
as Lender

By:	/s/ John C. Rowland
Name:	John C. Rowland
Title:	Vice President

Signature Page to Amendment No. 1

CITIBANK INTERNATIONAL PLC,
as a lender

By:	/s/ Mark Lightbown
Name:	Mark Lightbown
Title:	Vice President

Signature Page to Amendment No. 1

CITIBANK, N.A., SINGAPORE BRANCH,
as a Lender

By:	/s/ Collin Tan
Name:	Collin Tan
Title:	Managing Director

Signature Page to Amendment No. 1

CITIBANK N.A., SYDNEY BRANCH, as a Lender

By:	/s/ Michael Reid
Name:	Michael Reid
Title:	Managing Director

By:	/s/ Stephen Daly
Name:	Stephen Daly
Title:	Director

Signature Page to Amendment No. 1

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Kimberly Turner
Name:	Kimberly Turner
Title:	Managing Director

Signature Page to Amendment No. 1

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Noam Azachi
Name:	Noam Azachi
Title:	Vice President

Signature Page to Amendment No. 1

Credit Suisse AG, Cayman Islands Branch,
as a Lender

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Authorized Signatory

By:	/s/ Tyler R. Smith
Name:	Tyler R. Smith
Title:	Authorized Signatory

Signature Page to Amendment No. 1

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ J.T. Johnston Coe
Name:	J.T. Johnston Coe
Title:	Managing Director

By:	/s/ James Rolison
Name:	James Rolison
Title:	Managing Director

Signature Page to Amendment No. 1

DEUTSCHE BANK AG SINGAPORE BRANCH,
as a Lender

By:	/s/ Neo Hang Kiat Charles
Name:	Neo Hang Kiat Charles
Title:	Managing Director

By:	/s/ Limbach Steffen-Alexander
Name:	Limbach Steffen-Alexander Johann Friedrich
Title:	Director

Signature Page to Amendment No. 1

Goldman Sachs Bank USA,
as a Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

Signature Page to Amendment No. 1

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Signature Page to Amendment No. 1

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ G. David Cole
Name:	G. David Cole
Title:	Authorized Signatory

Signature Page to Amendment No. 1

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Michael Ellison
Name:	Michael Ellison
Title:	Authorized Signatory

Signature Page to Amendment No. 1

Sumitomo Mitsui Banking Corporation,
as a Lender

By:	/s/ William G. Karl
Name:	William G. Karl
Title:	General Manager

Signature Page to Amendment No. 1

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Alexander M. Hofstetter
Name:	Alexander M. Hofstetter
Title:	Senior Vice President

Signature Page to Amendment No. 1

U.S. BANK NATIONAL ASSOCIATION, a national banking association, as a Lender

By:	/s/ Christopher Osborn
Name:	Christopher Osborn
Title:	Senior Vice President

Signature Page to Amendment No. 1

Wells Fargo Bank, National Association,
as a Lender

By:	/s/ Kevin A. Stacker
Name:	Kevin A. Stacker
Title:	Vice President

Signature Page to Amendment No. 1

SunTrust Bank,
as a Lender

By:	/s/ Nancy B. Richards
Name:	Nancy B. Richards
Title:	Senior Vice President

Signature Page to Amendment No. 1

COMPASS BANK,
as a Lender

By:	/s/ Brian Tuerff
Name:	Brian Tuerff
Title:	Senior Vice President

Signature Page to Amendment No. 1

HSBC Bank USA, National Association,
as a Lender

By:	/s/ Adriana Collins
Name:	Adriana Collins
Title:	Vice President

Signature Page to Amendment No. 1

LLOYDS TSB BANK PLC,
as a Lender

By:	/s/ Dennis McClellan
Name:	Dennis McClellan
Title:	Assistant Vice President-M040

By:	/s/ Stephen Giacolone
Name:	Stephen Giacolone
Title:	Assistant Vice President-G011

Signature Page to Amendment No. 1

UNION BANK, N.A.,
as a Lender

By:	/s/ Thomas E. Little
Name:	Thomas E. Little
Title:	Vice President

Signature Page to Amendment No. 1

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Eugene Dempsey
Name:	Eugene Dempsey
Title:	Director

Signature Page to Amendment No. 1

Scotiabank Europe plc,
as a Lender

By:	/s/ John O’Connor
Name:	John O’Connor
Title:	Head of Credit Administration

By:	/s/ Steve Caller
Name:	Steve Caller
Title:	Manager, Credit Administration

Signature Page to Amendment No. 1

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ Jeannine Pascal
Name:	Jeannine Pascal
Title:	Vice President

Signature Page to Amendment No. 1

Australia and New Zealand Banking Group Limited,
as a Lender

By:	/s/ John Clark
Name:	John Clark
Title:	Director, Loan Structuring and Execution

Signature Page to Amendment No. 1

Mizuho Bank, Ltd.,
as a Lender

By:	/s/ Noel Purcell
Name:	Noel Purcell
Title:	Authorized Signatory

Signature Page to Amendment No. 1

TD Bank, N.A.,
as a Lender

By:	/s/ Michael J. Pappas
Name:	Michael J. Pappas
Title:	Vice President

Signature Page to Amendment No. 1

Branch Banking and Trust Company,
as a Lender

By:	/s/ Mark Edwards
Name:	Mark Edwards
Title:	Senior Vice President

Signature Page to Amendment No. 1

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Alexander L. Rody
Name:	Alexander L. Rody
Title:	Senior Vice President

Signature Page to Amendment No. 1

CITY NATIONAL BANK, a national banking association,
as a Lender

By:	/s/ John Finnigan
Name:	John Finnigan
Title:	Senior Vice President

Signature Page to Amendment No. 1

Mega International Commercial Bank Co., Ltd. Los Angeles Branch,
as a Lender

By:	/s/ Hsiao-Ho Huang
Name:	Hsiao-Ho Huang
Title:	SVP & GM

Signature Page to Amendment No. 1

Hua Nan Commercial Bank Ltd., Los Angeles Branch,
as a Lender

By:	/s/ Howard Hung
Name:	Howard Hung
Title:	AVP & Assistant General Manager

Signature Page to Amendment No. 1

CONSENT

Dated as of August 15, 2013

Each of the undersigned, as a Guarantor under the Existing Term Loan Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Existing Term Loan Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Loan Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Existing Term Loan Agreement, as amended and modified by such Amendment to read in the form of the Amended Term Loan Agreement attached as Annex A to such Amendment.

[Balance of page intentionally left blank.]

GUARANTORS:

DIGITAL REALTY TRUST, L.P., a Maryland limited partnership

By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

	By:	/s/ A. William A Stein
		Name:	A. William Stein
		Title:	Chief Financial Officer and Chief Investment Officer

DIGITAL REALTY TRUST, INC.,
a Maryland corporation

	By:	/s/ A. William A. Stein
		Name:	A. William Stein
		Title:	Chief Financial Officer and Chief Investment Officer

Signature Page to Consent

ANNEX A TO AMENDMENT NO. 1

TO THE TERM LOAN AGREEMENT

AMENDED TERM LOAN AGREEMENT

[See attached.]

EXECUTION COPY

TERM LOAN AGREEMENT

Dated as of April 16, 2012

As amended by AMENDMENT NO. 1 TO THE TERM LOAN AGREEMENT

dated as of August 15, 2013

among

DIGITAL REALTY TRUST, L.P.,

as Operating Partnership,

THE OTHER INITIAL BORROWERS NAMED HEREIN AND

THE ADDITIONAL BORROWERS PARTY HERETO,

as Borrowers,

DIGITAL REALTY TRUST, INC.,

as Parent Guarantor,

THE ADDITIONAL GUARANTORS PARTY HERETO,

as Additional Guarantors,

THE INITIAL LENDERS NAMED HEREIN,

as Initial Lenders,

CITIBANK, N.A.,

as Administrative Agent,

JPMORGAN CHASE BANK, N.A. AND BANK OF AMERICA, N.A.,

as Syndication Agents,

J.P. MORGAN SECURITIES LLC, CITIGROUP GLOBAL MARKETS INC. AND

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as Joint Lead Arrangers and Joint Book Running Managers,

BARCLAYS BANK PLC, CREDIT SUISSE AG, DEUTSCHE BANK SECURITIES INC.,

GOLDMAN SACHS BANK USA, MORGAN STANLEY BANK, N.A., ROYAL BANK OF CANADA,

SUMITOMO MITSUI BANKING CORPORATION, U.S. BANK NATIONAL ASSOCIATION, A NATIONAL

BANKING ASSOCIATION AND WELLS FARGO BANK, NATIONAL ASSOCIATION

as Co-Documentation Agents,

and

COMPASS BANK, HSBC BANK USA, N.A., LLOYDS TSB BANK PLC, SUNTRUST BANK,

THE BANK OF NOVA SCOTIA, THE ROYAL BANK OF SCOTLAND PLC

AND UNION BANK, N.A.

as Senior Managing Agents

T A B L E    O F    C O N T E N T S

i

SCHEDULES

Schedule I	-	Commitments and Applicable Lending Offices
Schedule II	-	Mandatory Cost Formula

ii

Schedule III	-	Deemed Qualifying Ground Leases
Schedule 4.01(n)	-	Surviving Debt

EXHIBITS

Exhibit A	-	Form of Note
Exhibit B	-	Form of Notice of Borrowing
Exhibit C	-	Form of Guaranty Supplement
Exhibit D	-	Form of Assignment and Acceptance
Exhibit E	-	Form of Unencumbered Assets Certificate
Exhibit F	-	Form of Supplemental Addendum
Exhibit G	-	Form of Borrower Accession Agreement

iii

TERM LOAN AGREEMENT

TERM LOAN AGREEMENT dated as of April 16, 2012 (as amended by that certain Amendment No. 1 to the Term Loan Agreement dated as of August 15, 2013, this “Agreement”) among DIGITAL REALTY TRUST, L.P., a Maryland limited partnership (the “Operating Partnership”), DIGITAL REALTY DATAFIRM, LLC, a Delaware limited liability company (the “Initial Australia Borrower 1” ), DIGITAL REALTY DATAFIRM 2, LLC, a Delaware limited liability company (the “Initial Australia Borrower 2” ), DIGITAL LUXEMBOURG II S.À R.L., a Luxembourg private limited liability company (Société à responsabilité limitée), having its registered office at 11, Boulevard du Prince Henri, L-1724 Luxembourg, registered with the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg) under number B 110.214 and with a share capital of EUR 1,600,500 (the “Initial Luxembourg Borrower 1”), DIGITAL LUXEMBOURG III S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered address at 11, boulevard du Prince Henri, L-1724 Luxembourg, registered with the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg) under number B 141.552 and having a share capital of £25,823 (the “Initial Luxembourg Borrower 2”), DIGITAL REALTY (REDHILL) S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered address at 11, boulevard du Prince Henri, L-1724 Luxembourg, registered with the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg) under number B 125.912 and having a share capital of £12,000 (the “Initial Luxembourg Borrower 3”), DIGITAL REALTY (BLANCHARDSTOWN) LIMITED, an Irish private company limited by shares, having its registered address at Unit 9, Blanchardstown Corporate Park, Blanchardstown, Dublin 15, company registration number 429893 (the “Initial Irish Borrower”), DIGITAL REALTY (PARIS2) SCI, a French Société Civile Immobilière (the “Initial French Borrower”), DIGITAL SINGAPORE JURONG EAST PTE. LTD., a Singapore private limited company (the “Initial Singapore Borrower”), DIGITAL REALTY (WELWYN) S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered address at 11, boulevard du Prince Henri, L-1724 Luxembourg, registered with the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg) under number B 125.239 and having a share capital of £12,000 (the “Initial Luxembourg Borrower 4”), DIGITAL NETHERLANDS IV B.V., a private company with limited liability (besloten vennootschap met beperkete aansprakelijkheid), incorporated under Dutch Law, having its official seat (statutaire zetel) in Amsterdam, the Netherlands and having its principal place of business at Fred. Roeskestraat 123 1 HG (1076 EE), Amsterdam, the Netherlands, registered with the trade register of the chamber of commerce under number 34253919 (the “Initial Dutch Borrower 1”) and any Additional Borrowers (as hereinafter defined) acceding hereto pursuant to Section 5.01(p) (the Additional Borrowers, and collectively with the Operating Partnership, the Initial Australia Borrower 1, the Initial Australia Borrower 2, the Initial Luxembourg Borrower 1, the Initial Luxembourg Borrower 2, the Initial Luxembourg Borrower 3, the Initial Irish Borrower, the Initial French Borrower, the Initial Singapore Borrower, the Initial Luxembourg Borrower 4 and the Initial Dutch Borrower 1, the “Borrowers” and each individually a “Borrower”), DIGITAL REALTY TRUST, INC., a Maryland corporation (the “Parent Guarantor”), any Additional Guarantors (as hereinafter defined) acceding hereto pursuant to Section 5.01(j) (the Additional Guarantors, together with the Operating Partnership and the Parent Guarantor, the “Guarantors”), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the initial lenders (the “Initial Lenders”), CITIBANK, N.A. (“Citibank”), as administrative agent (together with any successor administrative agent appointed pursuant to Article VIII, the “Administrative Agent”) for the Lenders (as hereinafter defined), JPMORGAN CHASE BANK, N.A. and BANK OF AMERICA, N.A., as syndication agents, and J.P. MORGAN SECURITIES LLC (“JPMorgan Securities”), CITIGROUP GLOBAL MARKETS INC. (“CGMI”) and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (“MLPFS”), as joint lead arrangers and joint book running managers (the “Arrangers”) BARCLAYS BANK PLC, CREDIT SUISSE AG, DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, MORGAN STANLEY BANK, N.A., ROYAL BANK OF CANADA, SUMITOMO MITSUI BANKING CORPORATION, U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION AND WELLS FARGO BANK, NATIONAL ASSOCIATION, as co documentation agents, and COMPASS BANK, HSBC BANK USA, N.A., LLOYDS TSB BANK PLC, SUNTRUST BANK, THE BANK OF NOVA SCOTIA, THE ROYAL BANK OF SCOTLAND PLC AND UNION BANK, N.A., as senior managing agents.

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“2012 Borrowing Date” means the Business Day immediately following the Effective Date.

“2012 Loans” means the Australian Dollar 2012 Loan, the Euro French 2012 Loan, the Euro 2012 Loan, the Singapore Dollar 2012 Loan, the Sterling 2012 Loan and the U.S. Dollar 2012 Loan.

“2012 Ticking Fee Accrual Date” has the meaning specified in Section 2.07(b)(i).

“2013 Ticking Fee Accrual Date” has the meaning specified in Section 2.07(b)(ii).

“Acceding Lender” has the meaning specified in Section 2.16(d).

“Accepting Lenders” has the meaning specified in Section 9.01(c).

“Accrued Amounts” has the meaning specified in Section 2.10(a).

“Additional Borrower” means any Person that becomes a Borrower pursuant to Section 5.01(p).

“Additional Guarantor” has the meaning specified in Section 5.01(j).

“Adjusted EBITDA” means an amount equal to the EBITDA for the four-fiscal quarter period of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Administrative Agent pursuant to Section 5.03(b) or (c), as the case may be, less an amount equal to the Capital Expenditure Reserve for all Assets; provided, however, that for purposes of this definition, in the case of any acquisition or disposition of any direct or indirect interest in any Asset (including through the acquisition of Equity Interests) by the Parent Guarantor or any of its Subsidiaries during such four-fiscal quarter period, Adjusted EBITDA will be adjusted (a) in the case of an acquisition, by adding thereto an amount equal to the acquired Asset’s actual EBITDA (computed as if such Asset was owned by the Parent Guarantor or one of its Subsidiaries for the entire four-fiscal quarter period) generated during the portion of such four-fiscal quarter period that such Asset was not owned by the Parent Guarantor or such Subsidiary and (b) in the case of a disposition, by subtracting therefrom an amount equal to the actual EBITDA generated by the Asset so disposed of during such four-fiscal quarter period.

“Adjusted Net Operating Income” means, with respect to any Asset, (a) the product of (i) four (4) times (ii) (A) Net Operating Income attributable to such Asset less (B) the amount, if any, by which (1) 2% of all rental income (other than tenant reimbursements) from the operation of such Asset for the fiscal quarter of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Administrative Agent pursuant to Section 5.03(b) or (c), as the case may be, exceeds (2) all management fees payable in respect of such Asset for such fiscal period less (b) the Capital Expenditure Reserve for such Asset; provided, however, that for purposes of this definition, in the case of any acquisition or disposition of any direct or indirect interest in any Asset

(including through the acquisition of Equity Interests) by the Parent Guarantor or any of its Subsidiaries during any fiscal quarter, Adjusted Net Operating Income will be adjusted (1) in the case of an acquisition, by adding thereto an amount equal to (A) four (4) times (B) the acquired Asset’s actual Net Operating Income (computed as if such Asset was owned by the Parent Guarantor or one of its Subsidiaries for the entire fiscal quarter) generated during the portion of such fiscal quarter that such Asset was not owned by the Parent Guarantor or such Subsidiary and (2) in the case of a disposition, by subtracting therefrom an amount equal to (A) four (4) times (B) the actual Net Operating Income generated by the Asset so disposed of during such fiscal quarter.

“Administrative Agent” has the meaning specified in the recital of parties to this Agreement.

“Administrative Agent’s Account” means (a) in the case of Advances in respect of the U.S. Dollar Loan, the account of the Administrative Agent maintained by the Administrative Agent with Citibank, N.A., at its office at 1615 Brett Road, Ops III, New Castle, Delaware 19720, ABA No. 021000089, Account No. 36852248, Account Name: Agency/Medium Term Finance, Reference: Digital Realty, Attention: Global Loans/Agency or such other account as the Administrative Agent shall specify in writing to the Lenders, and (b) in the case of Advances in respect of the Australian Dollar Loan, the Singapore Dollar Loan, the Sterling Loan, the Euro Loan, the Euro French Loan or any Supplemental Tranche Loan, the account of the Administrative Agent designated in writing from time to time by the Administrative Agent to the Borrowers and the Lenders for such purpose or such other account as the Administrative Agent shall specify in writing to the Lenders.

“Advance” means any advance in respect of the U.S. Dollar Loan, the Australian Dollar Loan, the Singapore Dollar Loan, the Sterling Loan, the Euro Loan, the Euro French Loan or any Supplemental Tranche Loan.

“Affected Lender” has the meaning specified in Section 2.09(f).

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term “control” (including the terms “controlling”, “controlled by” and “under common control with”) of a Person means the possession, direct or indirect, of the power to vote 10% or more of the Voting Interests of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.

“Agent’s Spot Rate of Exchange” means, in relation to any amount denominated in any currency, and unless expressly provided otherwise, (a) the rate as determined by OANDA Corporation and made available on its website at www.oanda.com/currency/converter/ or (b) if customary in the relevant interbank market, the bid rate that appears on the Reuter’s (Page AFX= or Screen ECB37, as applicable) screen page for cross currency rates, in each case with respect to such currency on the date specified below in the definition of Equivalent, provided that if such service or screen page ceases to be available, the Administrative Agent shall use such other service or page quoting cross currency rates as the Administrative Agent determines in its reasonable discretion, provided further that clause (b) shall not apply to the Sterling Loan, the Euro Loan or the Euro French Loan.

“Agreement” has the meaning specified in the recital of parties to this Agreement.

“Agreement Value” means, for each Hedge Agreement, on any date of determination, an amount determined by the Administrative Agent equal to: (a) in the case of a Hedge Agreement documented pursuant to the Master Agreement (Multicurrency-Cross Border) published by the International Swap and Derivatives Association, Inc. (the “Master Agreement”), the amount, if any, that would be payable by any Loan Party or any of its Subsidiaries to its counterparty to such Hedge

Agreement, as if (i) such Hedge Agreement was being terminated early on such date of determination, (ii) such Loan Party or Subsidiary was the sole “Affected Party”, and (iii) the Administrative Agent was the sole party determining such payment amount (with the Administrative Agent making such determination pursuant to the provisions of the form of Master Agreement); or (b) in the case of a Hedge Agreement traded on an exchange, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to the Loan Party or Subsidiary of a Loan Party party to such Hedge Agreement determined by the Administrative Agent based on the settlement price of such Hedge Agreement on such date of determination, or (c) in all other cases, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to the Loan Party or Subsidiary of a Loan Party party to such Hedge Agreement determined by the Administrative Agent as the amount, if any, by which (i) the present value of the future cash flows to be paid by such Loan Party or Subsidiary exceeds (ii) the present value of the future cash flows to be received by such Loan Party or Subsidiary pursuant to such Hedge Agreement; capitalized terms used and not otherwise defined in this definition shall have the respective meanings set forth in the above described Master Agreement.

“Allowed Unconsolidated Affiliate Earnings” means distributions (excluding extraordinary or non-recurring distributions) received in cash from Unconsolidated Affiliates.

“Amendment Effective Date” means the first date on which the conditions to the effectiveness of the First Amendment, as set forth in therein, are satisfied.

“Applicable Lender Party” means, with respect to (a) the U.S. Dollar Loan, a U.S. Dollar Lender, (b) the Australian Dollar Loan, an Australian Dollar Lender, (c) the Sterling Loan, a Sterling Lender, (d) the Singapore Dollar Loan, a Singapore Dollar Lender, (e) the Euro Loan, a Euro Lender, (f) the Euro French Loan, a Euro French Lender, and (g) any Supplemental Tranche Loan, the applicable Supplemental Tranche Lenders.

“Applicable Lending Office” means, with respect to each Lender, such Lender’s (a) Domestic Lending Office in the case of a Base Rate Advance, (b) Eurocurrency Lending Office in the case of a Eurocurrency Rate Advance under the U.S. Dollar Loan, the Sterling Loan, the Euro Loan or the Euro French Loan, (c) SGD Lending Office in the case of the Singapore Dollar Loan, (d) AUD Lending Office in the case of the Australian Dollar Loan, and (e) lending office set forth in the applicable Supplemental Addendum with respect to any Supplemental Tranche Loan.

“Applicable Margin” means, at any date of determination, a percentage per annum determined by reference to the Debt Rating as set forth below:

Pricing Level	Debt Rating	Applicable Margin for Base Rate Advances	Applicable Margin for Floating Rate Advances
I	A-/A3 or better	0.00%	0.95%
II	BBB+/Baa1	0.05%	1.05%
III	BBB/Baa2	0.20%	1.20%
IV	BBB-/Baa3	0.50%	1.50%
V	Lower than BBB-/Baa3	0.95%	1.95%

The Applicable Margin for any Interest Period for all Advances comprising part of the same Borrowing shall be determined by reference to the Debt Rating in effect on the first day of such Interest Period; provided, however, that (a) the Applicable Margin shall initially be at Pricing Level III on the Closing Date, (b) no change in the Applicable Margin resulting from the Debt Rating shall be effective until three Business Days after the earlier to occur of (i) the date on which the Administrative Agent receives the certificate described in Section 5.03(k) and (ii) the Administrative Agent’s actual knowledge of an applicable change in the Debt Rating.

“Applicable Pro Rata Share” means, (a) in the case of a U.S. Dollar Lender, such Lender’s U.S. Dollar Pro Rata Share, (b) in the case of a Sterling Lender, such Lender’s Sterling Pro Rata Share, (c) in the case of a Singapore Dollar Lender, such Lender’s Singapore Dollar Pro Rata Share, (d) in the case of a Euro Lender, such Lender’s Euro Pro Rata Share, (e) in the case of a Euro French Lender, such Lender’s Euro French Pro Rata Share, (f) in the case of an Australian Dollar Lender, such Lender’s Australian Dollar Pro Rata Share, and (g) in the case of a Supplemental Tranche Lender, such Lender’s Supplemental Tranche Pro Rata Share with respect to the applicable Supplemental Tranche Loan.

“Applicable Screen Rate” means the EURIBO Rate or the Eurocurrency Rate, as the context may require.

“Apportioned Commitment Increase” has the meaning specified in Section 2.16(a).

“Arrangers” has the meaning specified in the recital of parties to this Agreement.

“Asset Value” means, at any date of determination, (a) in the case of any Technology Asset, the Capitalized Value of such Asset; provided, however, that the Asset Value of each Technology Asset (other than a former Development Asset or Redevelopment Asset) shall be limited, during the first 12 months following the date of acquisition thereof, to the greater of (i) the acquisition price thereof or (ii) the Capitalized Value thereof, provided further that an upward adjustment shall be made to the Asset Value of any Technology Asset (in the reasonable discretion of the Administrative Agent) as new Tenancy Leases are entered into in respect of such Asset in the ordinary course of business, (b) in the case of any Development Asset or Redevelopment Asset, the book value of such Asset determined in accordance with GAAP (but determined without giving effect to any depreciation), (c) in the case of any Unconsolidated Affiliate Asset that, but for such Asset being owned by an Unconsolidated Affiliate, would qualify as a Technology Asset under the definition thereof, the JV Pro Rata Share of the Capitalized Value of such Asset; provided, however, that the Asset Value of such Unconsolidated Affiliate Asset shall be limited, during the first 12 months following the date of acquisition thereof, to the JV Pro Rata Share of the greater of (i) the acquisition price thereof or (ii) the Capitalized Value thereof, provided further that an upward adjustment shall be made to Asset Value of any Unconsolidated Affiliate Asset described in this clause (c) (in the reasonable discretion of the Administrative Agent) as new leases, subleases, real estate licenses, occupancy agreements and rights of use are entered into in respect of such Asset in the ordinary course of business and (d) in the case of any Unconsolidated Affiliate Asset not described in clause (c) above, the JV Pro Rata Share of the book value of such Unconsolidated Affiliate Asset determined in accordance with GAAP (but determined without giving effect to any depreciation) of such Unconsolidated Affiliate Asset.

“Assets” means Technology Assets, Development Assets, Redevelopment Assets and Unconsolidated Affiliate Assets.

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 9.07 and in substantially the form of Exhibit D hereto.

“AUD Lending Office” means, with respect to any Lender, the office of such Lender specified as its “AUD Lending Office” opposite its name on Schedule I hereto or in the Assignment and Acceptance or Lender Accession Agreement pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrowers and the Administrative Agent.

“Auditor’s Determination” has the meaning specified in Section 7.09(f).

“Australia Borrowers” means the Initial Australia Borrower 1, the Initial Australia Borrower 2 and each Additional Borrower that is designated as a Borrower with respect to the Australian Dollar Loan.

“Australian Dollar 2012 Loan” means the aggregate amount of the advances made by the Lenders with Australian Dollar Commitments to Australian Dollar Borrowers on the 2012 Borrowing Date or as part of the Australian Dollar First Delayed Draw Tranche.

“Australian Dollar 2013 Loan” means the aggregate amount of the advances made by the Lenders with Australian Dollar Commitments to Australian Dollar Borrowers on the Amendment Effective Date or as part of the Australian Dollar Second Delayed Draw Tranche.

“Australian Dollar Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “Australian Dollar Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances or Lender Accession Agreements, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “Australian Dollar Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.04 or increased pursuant to Section 2.16.

“Australian Dollar First Delayed Draw Tranche” has the meaning specified in Section 2.01(a)(vi).

“Australian Dollar Lender” means any Person that is a Lender hereunder in respect of the Australian Dollar Loan in its capacity as a Lender in respect of the Australian Dollar Loan.

“Australian Dollar Loan” means, at any time, the aggregate amount of the Lenders’ Australian Dollar Commitments at such time, which for the avoidance of doubt shall include the Australian Dollar 2012 Loan and the Australian Dollar 2013 Loan.

“Australian Dollar Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s Australian Dollar Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section 2.04 or 6.01, such Lender’s Facility Exposure with respect to the Australian Dollar Loan at such time) and the denominator of which is the Australian Dollar Loan at such time (or, if the Commitments shall have been terminated pursuant to Section 2.04 or 6.01, the total Facility Exposure with respect to the Australian Dollar Loan at such time).

“Australian Dollar Second Delayed Draw Tranche” has the meaning specified in Section 2.01(a)(vi)(B).

“Australian Dollars” and the “A$” sign each means lawful currency of Australia.

“Bankruptcy Law” means any applicable law governing a proceeding of the type referred to in Section 6.01(f) or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.

“Base Rate” means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of (a) the rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time, as Citibank, N.A.’s base rate, (b)  1/2 of 1% per annum above the Federal Funds Rate and (c) the one-month Eurocurrency Rate for Dollars plus 1% per annum.

“Base Rate Advance” means an Advance under the U.S. Dollar Loan advanced as a Base Rate Advance hereunder or Converted into a Base Rate Advance hereunder that bears interest as provided in Section 2.06(a)(i).

“BBR” means for a period relating to an Advance in respect of the Australian Dollar Loan, (a) the average mid rate displayed at or about 10.30 A.M. (Sydney time) on the Quotation Day on the Reuters screen BBSY page for a term equivalent to the period or (b) if (i) for any reason that rate is not displayed for a term equivalent to that period or (ii) the basis on which that rate is displayed is changed and in the opinion of the Administrative Agent it ceases to reflect the Lenders’ cost of funding to the same extent as at the date of this Agreement, then BBR will be the rate reasonably determined by the Administrative Agent to be the arithmetic mean of the bid and ask rates for bills of exchange accepted by a leading Australian bank and which have a term equivalent to the period. Rates will be expressed as a yield percent per annum to maturity and, if necessary, will be rounded up to the nearest fourth decimal place.

“Bond Issuance” means any offering or issuance of any Bonds (other than any additional Bonds issued pursuant to the Note Documents).

“Bonds” means bonds, notes, loan stock, debentures and comparable debt instruments that evidence debt obligations of a Person.

“Borrower” has the meaning specified in the recital of parties to this Agreement.

“Borrower Accession Agreement” means the Borrower Accession Agreement, between the Administrative Agent and an Additional Borrower relating to such Additional Borrower which is to become a Borrower hereunder at any time on or after the Effective Date, the form of which is attached hereto as Exhibit G.

“Borrower’s Account” means such account as any Borrower shall specify in writing to the Administrative Agent.

“Borrowing” means a borrowing consisting of simultaneous Advances of the same Type made by the Lenders.

“Business Day” means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to (a) any Eurocurrency Rate Advances, on which dealings are carried on in the London interbank market and banks are open for business in London and in the country of issue of the currency of such Eurocurrency Rate Advance (or, in the case of an Advance denominated in Euro, on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open), (b) the Australian Dollar Loan, on which dealings are carried on in the Australian interbank market and banks are open for business in Sydney, Melbourne and Hong Kong, (c) the Singapore Dollar Loan, on which dealings are carried on in the Singapore interbank market and banks are open for business in Singapore and Hong Kong or (d)

any Advances denominated in any Supplemental Currency, on which dealing are carried on in the Relevant Interbank Market of the jurisdiction that issues such Supplemental Currency; provided, however, that (i) as used in the definition of Eurocurrency Rate, “Business Day” means a day of the year on which banks are not required or authorized by law to close in New York City and on which dealings are carried on in the London interbank market, and (ii) as used in the definition of EURIBO Rate, “Business Day” means a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) System is open for settlement of payments in Euro.

“Capital Expenditure Reserve” means (a) with respect to any Asset on any date of determination when calculating compliance with the maximum Unsecured Debt exposure and minimum Unencumbered Assets Debt Service Coverage Ratio financial covenants, the product of (A) $0.25 times (B) the total number of net rentable square feet within such Asset and (b) at all other times, zero.

“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

“Capitalized Value” means (a) in the case of any Data Center Asset, the Adjusted Net Operating Income of such Asset divided by 8.0%, and (b) in the case of any Other Asset, the Adjusted Net Operating Income of such Asset divided by 7.5%.

“Cash Equivalents” means any of the following, to the extent owned by the Parent Guarantor or any of its Subsidiaries free and clear of all Liens (other than Permitted Liens) and having a maturity of not greater than 360 days from the date of acquisition thereof: (a) readily marketable direct obligations of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the United States, (b) readily marketable direct obligations of any state of the United States or any political subdivision of any such state or any public instrumentality thereof having, at the time of acquisition, the highest rating obtainable from either Moody’s or S&P, (c) domestic and foreign certificates of deposit or domestic time deposits or foreign deposits or bankers’ acceptances (foreign or domestic) in Sterling, Canadian Dollars, Swiss Francs, Euros, Hong Kong Dollars, Dollars, Singapore Dollars, Yen or Australian Dollars that are issued by a bank: (I) which has, at the time of acquisition, a long-term rating of at least A or the equivalent from S&P, Moody’s or Fitch and (II) if a United States domestic bank, which is a member of the Federal Deposit Insurance Corporation, (d) commercial paper (foreign and domestic) in an aggregate amount of not more than $50,000,000 per issuer outstanding at any time and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or “A-1” (or the then equivalent grade) by S&P, (e) overnight securities repurchase agreements, or reverse repurchase agreements secured by any of the foregoing types of securities or debt instruments, provided that the collateral supporting such repurchase agreements shall have a value not less than 101% of the principal amount of the repurchase agreement plus accrued interest; and (f) money market funds invested in investments substantially all of which consist of the items described in clauses (a) through (e) foregoing.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time.

“CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

“CGMI” has the meaning specified in the recital of parties to this Agreement.

“Change of Control” means the occurrence of any of the following: (a) any Person or two or more Persons acting in concert shall have acquired and shall continue to have following the date hereof beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange

Commission under the Securities Exchange Act), directly or indirectly, of Voting Interests of the Parent Guarantor (or other securities convertible into such Voting Interests) representing 35% or more of the combined voting power of all Voting Interests of the Parent Guarantor; or (b) during any consecutive twelve month period commencing on or after the date hereof, individuals who at the beginning of such period constituted the Board of Directors of the Parent Guarantor (together with any new directors whose election by the Board of Directors or whose nomination for election by the Parent Guarantor stockholders was approved by a vote of at least a majority of the members of the Board of Directors then in office who either were members of the Board of Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors then in office, except for any such change resulting from (x) death or disability of any such member, (y) satisfaction of any requirement for the majority of the members of the Board of Directors of the Parent Guarantor to qualify under applicable law as independent directors, or (z) the replacement of any member of the Board of Directors who is an officer or employee of the Parent Guarantor with any other officer or employee of the Parent Guarantor or any of its Affiliates; or (c) any Person or two or more Persons acting in concert shall have acquired and shall continue to have following the date hereof, by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of the power to direct, directly or indirectly, the management or policies of the Parent Guarantor; or (d) the Parent Guarantor ceases to be the general partner of the Operating Partnership; or (e) the Parent Guarantor ceases to be the legal and beneficial owner of all of the general partnership interests of the Operating Partnership.

“Citibank” has the meaning specified in the recital of parties to this Agreement.

“Closing Date” means the date of this Agreement.

“Commitment” means, with respect to any Lender, the sum of such Lender’s (a) Singapore Dollar Commitment, (b) Sterling Commitment, (c) U.S. Dollar Commitment, (d) Euro Commitment (e) Euro French Commitment, (f) Australian Dollar Commitment, and (g) Supplemental Tranche Commitments, and “Commitments” means the aggregate principal amount of the Commitments of all of the Lenders, the maximum amount of which shall be the Equivalent of $1,000,000,000, as increased from time to time pursuant to Section 2.16 or Section 2.17 or as reduced from time to time pursuant to Section 2.04.

“Commitment Date” has the meaning specified in Section 2.16(b).

“Commitment Increase” has the meaning specified in Section 2.16(a).

“Commitment Minimum” means $5,000,000 (or the Equivalent thereof in a Committed Foreign Currency).

“Committed Foreign Currencies” means Sterling, Singapore Dollars, Euros, Australian Dollars and each Supplemental Currency.

“Communications” has the meaning specified in Section 9.02(b).

“Confidential Information” means information that any Loan Party furnishes to the Administrative Agent or any Lender in writing designated as confidential, but does not include any such information that is or becomes generally available to the public other than by way of a breach of the confidentiality provisions of Section 9.10 or that is or becomes available to the Administrative Agent or such Lender from a source other than the Loan Parties or the Administrative Agent or any other Lender and not in violation of any confidentiality agreement with respect to such information that is actually known to Administrative Agent or such Lender.

“Consent Request Date” has the meaning specified in Section 9.01(b).

“Consolidated” refers to the consolidation of accounts in accordance with GAAP.

“Consolidated Debt” means Debt of the Parent Guarantor and its Subsidiaries plus the JV Pro Rata Share of Debt of Unconsolidated Affiliates that, in each case, is included as a liability on the Consolidated balance sheet of the Parent Guarantor in accordance with GAAP, minus the lesser of (a) the portion of such Debt scheduled to mature within 24 months after the calculation of Consolidated Debt or (b) unrestricted cash and Cash Equivalents on hand of the Parent Guarantor and its Subsidiaries.

“Consolidated Secured Debt” means Secured Debt of the Parent Guarantor and its Subsidiaries that is included as a liability on the Consolidated balance sheet of the Parent Guarantor in accordance with GAAP.

“Contingent Obligation” means, with respect to any Person, any Obligation or arrangement of such Person to guarantee or intended to guarantee any Debt, leases, dividends or other payment Obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation (and without duplication), (a) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the Obligation of a primary obligor, (b) the Obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement or (c) any Obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith, all as recorded on the balance sheet or on the footnotes to the most recent financial statements of such Person in accordance with GAAP.

“Controlled Joint Venture” means any (a) Unconsolidated Affiliate in which the Parent Guarantor or any of its Subsidiaries (i) holds a majority of Equity Interests and (ii) after giving effect to all buy/sell provisions contained in the applicable constituent documents of such Unconsolidated Affiliate, controls all material decisions of such Unconsolidated Affiliate, including without limitation the financing, refinancing and disposition of the assets of such Unconsolidated Affiliate, or (b) Subsidiary of the Operating Partnership that is not a Wholly-Owned Subsidiary.

“Conversion”, “Convert” and “Converted” each refer to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.06(d), 2.08 or 2.09.

“Cross-stream Guaranty” has the meaning specified in Section 7.09(f).

“Data Center Asset” means any Real Property (other than any Unconsolidated Affiliate Asset) that operates or is intended to operate primarily as a telecommunications infrastructure building or an information technology infrastructure building.

“Debt” of any Person means, without duplication for purposes of calculating financial ratios, (a) all Debt for Borrowed Money of such Person, (b) all Obligations of such Person for the deferred purchase price of property or services other than trade payables incurred in the ordinary course of business and not overdue by more than 60 days or that are subject to a Good Faith Contest, (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under Capitalized Leases, (f) all Obligations of such Person under acceptance, letter of credit or similar facilities, (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment (but excluding for the avoidance of doubt (i) regular quarterly dividends and (ii) special year-end dividends made in connection with maintaining the Parent Guarantor’s status as a REIT) in respect of any Equity Interests in such Person or any other Person (other than Preferred Interests that are issued by any Loan Party or Subsidiary thereof and classified as either equity or minority interests pursuant to GAAP) or any warrants, rights or options to acquire such Equity Interests, (h) all Obligations of such Person in respect of Hedge Agreements, valued at the Agreement Value thereof, (i) all Contingent Obligations of such Person with respect to Debt and (j) all indebtedness and other payment Obligations referred to in clauses (a) through (i) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness or other payment Obligations; provided, however, that (A) in the case of the Parent Guarantor and its Subsidiaries “Debt” shall also include, without duplication, the JV Pro Rata Share of Debt for each Unconsolidated Affiliate and (B) for purposes of computing the Leverage Ratio, “Debt” shall be deemed to exclude redeemable Preferred Interests issued as trust preferred securities by the Parent Guarantor and the Borrowers to the extent the same are by their terms subordinated to the Facility and not redeemable until after the Maturity Date, as of the date of such computation.

“Debt for Borrowed Money” of any Person means all items that, in accordance with GAAP, would be classified as indebtedness on a Consolidated balance sheet of such Person; provided, however, that in the case of the Parent Guarantor and its Subsidiaries “Debt for Borrowed Money” shall also include, without duplication, the JV Pro Rata Share of Debt for Borrowed Money for each Unconsolidated Affiliate; and provided further, however, that as used in the definition of “Fixed Charge Coverage Ratio”, in the case of any acquisition or disposition of any direct or indirect interest in any Asset (including through the acquisition of Equity Interests) by the Parent Guarantor or any of its Subsidiaries during the four-fiscal quarter period of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Administrative Agent pursuant to Section 5.03(b) or (c), as the case may be, the term “Debt for Borrowed Money” (a) shall include, in the case of an acquisition, an amount equal to the Debt for Borrowed Money directly relating to such Asset existing immediately following such acquisition (computed as if such indebtedness in respect of such Asset was in existence for the Parent Guarantor or such Subsidiary for the entire four-fiscal quarter period), and (b) shall exclude, in the case of a disposition, an amount equal to the actual Debt for Borrowed Money to which such Asset was subject to the extent such Debt for Borrowed Money was repaid or otherwise terminated upon the disposition of such Asset during such four-fiscal quarter period.

“Debt Rating” means, as of any date, the rating that has been most recently assigned by either S&P, Fitch or Moody’s, as the case may be, to the long-term senior unsecured non-credit enhanced debt of the Parent Guarantor or, if applicable, to the “implied rating” of the Parent Guarantor’s long-term senior unsecured credit enhanced debt. For purposes of the foregoing, (a) if any rating established by S&P, Fitch or Moody’s shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change and (b) if S&P, Fitch or Moody’s shall change the basis on which ratings are established, each reference to the Parent Guarantor’s Debt Rating announced by S&P, Fitch or Moody’s, as the case may be, shall refer to the then equivalent rating by S&P, Fitch or Moody’s, as the case may be. For the purposes of determining the Applicable Margin, (i) if the Parent Guarantor has three ratings and such ratings are split, then, if the difference between the highest and lowest is one level apart, it will be the highest of the three, provided that if the difference is more than one level, the average rating of the two highest will be used (or, if such average rating is not a recognized category, then the second highest rating will be used), (ii) if the Parent Guarantor has only two ratings, it will be the higher of the two, provided that if the ratings are more than one level apart, the average rating will be used (or, if such average rating is not a recognized category, then the higher rating will be used), and (iii) if the Parent Guarantor has only one rating assigned by either S&P or Moody’s, then the Debt Rating shall be such credit rating.

“Default” means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

“Defaulting Lender” means at any time, subject to Section 2.17(b), (i) any Lender that has failed for two (2) or more Business Days to comply with its obligations under this Agreement to make an Advance or make any other payment due hereunder (each, a “funding obligation”) unless such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (which conditions precedent, together with the applicable default, if any, shall be specifically identified in such writing) has not been satisfied, (ii) any Lender that has notified the Administrative Agent or the Borrowers in writing, or has stated publicly, that it does not intend to comply with its funding obligations hereunder (unless such writing or public statement states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with the applicable default, if any, shall be specifically identified in such writing or public statement) cannot be satisfied), (iii) any Lender that has, for three or more Business Days after written request of the Administrative Agent or any Borrower, failed to confirm in writing to the Administrative Agent and the applicable Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender will cease to be a Defaulting Lender pursuant to this clause (iii) upon the Administrative Agent’s and the applicable Borrower’s receipt of such written confirmation), or (iv) any Lender with respect to which a Lender Insolvency Event has occurred and is continuing with respect to such Lender or its Parent Company, provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect Parent Company thereof by a governmental authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such governmental authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any of clauses (i) through (iv) above will be conclusive and binding absent manifest error, and such Lender will be deemed to be a Defaulting Lender (subject to Section 2.17(b)) upon notification of such determination by the Administrative Agent to the Borrowers and the Lenders.

“Development Asset” means Real Property acquired for development into a Technology Asset that, in accordance with GAAP, would be classified as a development property on a Consolidated balance sheet of the Parent Guarantor and its Subsidiaries. For the avoidance of any doubt, Development Assets shall not constitute Technology Assets.

“Dollars” and the “$” sign each means lawful currency of the United States of America.

“Domestic Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Domestic Lending Office” opposite its name on Schedule I hereto or in the Assignment and Acceptance or Lender Accession Agreement pursuant to which it became a Lender, as the case may be, or such other office of such Lender as such Lender may from time to time specify to the Borrowers and the Administrative Agent.

“EBITDA” means, for any period, without duplication, (a) the sum of (i) net income (or net loss) (excluding gains (or losses) from extraordinary and unusual items and the non-cash component of non-recurring items), (ii) interest expense, (iii) income tax expense, (iv) depreciation expense, (v) amortization expense, in each case of the Parent Guarantor and its Subsidiaries determined on a Consolidated basis and in accordance with GAAP for such period, and (vi) to the extent such amounts were deducted in calculating net income (or net loss), (A) losses from extraordinary, non-recurring and unusual items (including, without limitation, prepayment penalties and costs or fees incurred in connection with any capital markets offering, debt financing, or amendment thereto, redemption or exchange of indebtedness, lease termination, business combination, acquisition, disposition, recapitalization or similar transaction (regardless of whether such transaction is completed)), (B) expenses and losses associated with Hedging Agreements and (C) expenses and losses resulting from fluctuations in foreign exchange rates, plus (b) Allowed Unconsolidated Affiliate Earnings, plus (c) with respect to each Unconsolidated Affiliate, the JV Pro Rata Share of the sum of (i) net income (or net loss) (excluding gains (or losses) from extraordinary and unusual items), (ii) interest expense, (iii) income tax expense, (iv) depreciation expense, (v) amortization expense of such Unconsolidated Affiliate, and (vi) to the extent such amounts were deducted in calculating net income (or net loss) with respect to such Unconsolidated Affiliate, (A) losses from extraordinary, non-recurring and unusual items (including, without limitation, prepayment penalties and costs or fees incurred in connection with any capital markets offering, debt financing, or amendment thereto, redemption or exchange of indebtedness, lease termination, business combination, acquisition, disposition, recapitalization or similar transaction (regardless of whether such transaction is completed)), (B) expenses and losses associated with Hedging Agreements and (C) expenses and losses resulting from fluctuations in foreign exchange rates, in each case determined on a consolidated basis and in accordance with GAAP for such period.

“Effective Date” means the first date on which the conditions set forth in Article III shall be satisfied.

“Eligible Assignee” means with respect to each Tranche, (a) a Lender; (b) an Affiliate or Fund Affiliate of a Lender and (c) any other Person (other than an individual) approved by the Administrative Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected pursuant to Section 9.07, the Operating Partnership, each such approval not to be unreasonably withheld or delayed; provided, however, that neither any Loan Party nor any Affiliate of a Loan Party shall qualify as an Eligible Assignee under this definition.

“EMU Legislation” means legislative measures of the European Union for the introduction of, changeover to or operation of the Euro in one or more member states.

“Environmental Action” means any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

“Environmental Law” means any Federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Interests” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

“Equivalent” in Dollars of any currency other than Dollars on any date means the equivalent in Dollars of such other currency determined at the Agent’s Spot Rate of Exchange on the date falling two Business Days prior to the date of conversion or notional conversion, as the case may be. “Equivalent” in any currency (other than Dollars) of any other currency (including Dollars) means the equivalent in such other currency determined at the Agent’s Spot Rate of Exchange on the date falling two Business Days prior to the date of conversion or notional conversion, as the case may be.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414 of the Internal Revenue Code.

“ERISA Event” means (a)(i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC or (ii) the requirements of Section 4043(b) of ERISA apply with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver pursuant to Section 412(c) of the Internal Revenue Code or Section 303 of ERISA with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) with respect to any Plan, the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA resulting in a partial withdrawal by any Loan Party or any ERISA Affiliate from such Plan; (e) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under Section 303(k) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Single Employer Plan requiring the provision of security to such Single Employer Plan pursuant to Section 206(g)(5)

of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

“EURIBO Rate” means, for any Interest Period, the rate appearing on Reuters Screen EURIBOR01 Page (or on any successor or substitute page of such service, or any successor to or substitute for such service, in each case providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in Euro by reference to the Banking Federation of the European Union Settlement Rates for deposits in Euro) at 11:00 A.M., (London time), two Business Days before the commencement of such Interest Period, as the rate for deposits in Euro with a maturity comparable to such Interest Period, provided that for the purposes of this definition, if the EURIBO Rate is not available for the applicable Interest Period but is available for other Interest Periods with respect to any such Floating Rate Advance, then the rate shall be the Interpolated Screen Rate.

“Euro” and “€” each means the lawful currency of the European Union as constituted by the Treaty of Rome which established the European Community, as such treaty may be amended from time to time and as referred to in the EMU Legislation.

“Euro 2012 Loan” means the aggregate amount of the advances made by the Lenders with Euro Commitments to Euro Borrowers on the 2012 Borrowing Date or as part of the Euro First Delayed Draw Tranche.

“Euro 2013 Loan” means the aggregate amount of the advances made by the Lenders with Euro Commitments to Euro Borrowers on the Amendment Effective Date or as part of the Euro Second Delayed Draw Tranche.

“Euro Borrowers” means the Initial Irish Borrower, Initial Dutch Borrower 1, the Initial Luxembourg Borrower 1 and each Additional Borrower that is designated as a Borrower with respect to the Euro Loan.

“Euro Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “Euro Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances or Lender Accession Agreements, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “Euro Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.04 or increased pursuant to Section 2.16.

“Euro First Delayed Draw Tranche” has the meaning specified in Section 2.01(a)(iii)(A).

“Euro France Borrowers” means the Initial French Borrower and each Additional Borrower that is designated as a Borrower with respect to the Euro French Loan.

“Euro French 2012 Loan” means the aggregate amount of the advances made by the Lenders with Euro French Commitments to Euro France Borrowers on the 2012 Borrowing Date or as part of the Euro French First Delayed Draw Tranche.

“Euro French 2013 Loan” means the aggregate amount of the advances, if any, made by the Lenders with Euro French Commitments to Euro France Borrowers on the Amendment Effective Date or as part of the Euro French Second Delayed Draw Tranche.

“Euro French Commitment” means (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “Euro French Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances or Lender Accession Agreements, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “Euro French Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.04 or increased pursuant to Section 2.16.

“Euro French First Delayed Draw Tranche” has the meaning specified in Section 2.01(a)(iv)(A).

“Euro French Lender” means any Person that is a Lender hereunder in respect of the Euro French Loan in its capacity as a Lender in respect of the Euro French Loan.

“Euro French Loan” means, at any time, the aggregate amount of the Lenders’ Euro French Commitments at such time, which for the avoidance of doubt shall include the Euro French 2012 Loan and the Euro French 2013 Loan.

“Euro French Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s Euro French Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section 2.04 or 6.01, such Lender’s Facility Exposure with respect to the Euro French Loan at such time) and the denominator of which is the Euro French Loan at such time (or, if the Commitments shall have been terminated pursuant to Section 2.04 or 6.01, the total Facility Exposure with respect to the Euro French Loan at such time).

“Euro French Second Delayed Draw Tranche” has the meaning specified in Section 2.01(a)(iv)(B).

“Euro Lender” means any Person that is a Lender hereunder in respect of the Euro Loan in its capacity as a Lender in respect of the Euro Loan.

“Euro Loan” means, at any time, the aggregate amount of the Lenders’ Euro Commitments at such time, which for the avoidance of doubt shall include the Euro 2012 Loan and the Euro 2013 Loan.

“Euro Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s Euro Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section 2.04 or 6.01, such Lender’s Facility Exposure with respect to the Euro Loan at such time) and the denominator of which is the Euro Loan at such time (or, if the Commitments shall have been terminated pursuant to Section 2.04 or 6.01, the total Facility Exposure with respect to the Euro Loan at such time).

“Euro Second Delayed Draw Tranche” has the meaning specified in Section 2.01(a)(iii)(B).

“Eurocurrency Liabilities” has the meaning specified in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Eurocurrency Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Eurocurrency Lending Office” opposite its name on Schedule I hereto or in the Assignment and Acceptance or Lender Accession Agreement pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrowers and the Administrative Agent.

“Eurocurrency Rate” means, for any Interest Period for all Eurocurrency Rate Advances comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (i)(A) in the case of any Advance denominated in Dollars or any Committed Foreign Currency (other than Euro, Australian Dollars or Singapore Dollars), the LIBOR Screen Rate at 11:00 A.M. (London time) (x) two Business Days before the first day of such Interest Period in the case of Dollars or any such Committed Foreign Currency (other than Sterling) and (y) on the first day of such Interest Period in the case of Sterling for, in each case, a period equal to such Interest Period or (B) in the case of any Advance denominated in Euro, the EURIBO Rate by (ii) a percentage equal to 100% minus the Eurocurrency Rate Reserve Percentage for such Interest Period; provided, however, that with respect to Eurocurrency Rate Advances under any Supplemental Tranche Loan denominated in Yen, the Sterling Loan, the Euro Loan or the Euro French Loan, the Eurocurrency Rate shall be determined without dividing the amount in clause (i) by the amount in clause (ii) (i.e., without reference to the Eurocurrency Rate Reserve Percentage), provided that for purposes of this definition, if no LIBOR Screen Rate is available for the applicable Interest Period but a LIBOR Screen Rate is available for other Interest Periods with respect to any such Floating Rate Advance, then the rate shall be the Interpolated Screen Rate.

“Eurocurrency Rate Advance” means each Advance denominated in Dollars or a Committed Foreign Currency that bears interest as provided in Section 2.06(a)(ii).

“Eurocurrency Rate Reserve Percentage” means, for any Interest Period for all Eurocurrency Rate Advances in respect of the U.S. Dollar Loan comprising part of the same Borrowing, the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurocurrency Rate Advances is determined) having a term equal to such Interest Period.

“Events of Default” has the meaning specified in Section 6.01.

“Excluded Taxes” has the meaning specified in Section 2.11(a).

“Existing Debt” means Debt for Borrowed Money of each Loan Party and its Subsidiaries outstanding immediately before the Effective Date.

“Extension Date” has the meaning specified in Section 2.15.

“Extension Request” has the meaning specified in Section 2.15.

“Facility” means, collectively, all of the Tranches.

“Facility Exposure” means (a) with respect to each Tranche, at any date of determination, the sum of the aggregate principal amount of all outstanding Advances relating to such Tranche, and (b) with respect to the Facility, at any date of determination, the sum of the aggregate principal amount of all outstanding Advances in respect of all Tranches.

“FATCA” has the meaning specified in Section 2.11(a).

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Fee Letter” means the fee letter dated as of March 12, 2012 among the Operating Partnership, MLPFS, J.P. Morgan Securities LLC, JPMorgan Chase Bank, N.A., Bank of America, N.A. and CGMI, as the same may be amended from time to time, and the fee letter dated as of June 20, 2013 among the Operating Partnership, MLPFS, Bank of America, N.A., CGMI, JPMorgan Securities and JPMorgan Chase Bank, N.A., as the same may be amended from time to time, as the context may require.

“First Amendment” means that certain Amendment No. 1 to the Term Loan Agreement, dated as of August 15, 2013.

“First Delayed Draw Period” has the meaning specified in Section 2.01(a)(i)(A).

“First Delayed Draw Tranche” means each of the U.S. Dollar First Delayed Draw Tranche, the Sterling First Delayed Draw Tranche, the Euro First Delayed Draw Tranche, the Euro French First Delayed Draw Tranche, the Singapore Dollar First Delayed Draw Tranche and the Australian Dollar First Delayed Draw Tranche.

“Fiscal Year” means a fiscal year of the Parent Guarantor and its Consolidated Subsidiaries ending on December 31 in any calendar year.

“Fitch” means Fitch IBCA, Duff & Phelps, a division of Fitch, Inc. and any successor thereto.

“Fixed Charge Coverage Ratio” means, at any date of determination, the ratio of (a) Adjusted EBITDA to (b) the sum of (i) interest (including capitalized interest) payable in cash on all Debt for Borrowed Money plus (ii) scheduled amortization of principal amounts of all Debt for Borrowed Money payable (not including balloon maturity amounts) plus (iii) all cash dividends payable on any Preferred Interests (which, for the avoidance of doubt, shall include Preferred Interests structured as trust preferred securities), but excluding redemption payments or charges in connection with the redemption of Preferred Interests, in each case, of or by the Parent Guarantor and its Subsidiaries for the four-fiscal quarter period of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Administrative Agent pursuant to Section 5.03(b) or (c), as the case may be, determined on a Consolidated basis for such period.

“Floating Rate” means with respect to (a) Floating Rate Advances in Australian Dollars, BBR, (b) Floating Rate Advances in Singapore Dollars, SOR, (c) Floating Rate Advances in Hong Kong Dollars, HIBOR, (d) Floating Rate Advances in Dollars or any Committed Foreign Currency other than Australian Dollars or Singapore Dollars, the Eurocurrency Rate, and (e) Floating Rate Advances in a Supplemental Currency, the applicable Screen Rate, except to the extent otherwise provided in a Supplemental Addendum.

“Floating Rate Advance” means each Advance that is not a Base Rate Advance.

“Foreign Lender” has the meaning specified in Section 2.11(e).

“Foreign Subsidiary” means any Subsidiary of the Parent Guarantor (a) that is not incorporated or organized under the laws of any State of the United States or the District of Columbia, or (b) the principal assets, if any, of which are not located in the United States or are Equity Interests in a Subsidiary described in clause (a) or (b) of this definition.

“French Guarantor” has the meaning specified in Section 7.09(e)(i).

“Fund Affiliate” means, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is administered or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Funding Deadline” means (a) 1:00 P.M. (New York City time) on the date of such Borrowing in the case of a Borrowing consisting of Advances under the U.S. Dollar Loan, (b) 1:00 P.M. (London time) on the date of such Borrowing in the case of a Borrowing under the Sterling Loan, (c) 1:00 P.M. (London time) on the date of such Borrowing in the case of a Borrowing under the Euro Loan or the Euro French Loan, (d) 3:00 P.M. (London time) on the Business Day prior to the date of such Borrowing in the case of a Borrowing under a Supplemental Tranche Loan denominated in Yen, (e) 12:00 P.M. (Singapore time) on the date of such Borrowing in the case of a Borrowing under the Singapore Dollar Loan or under a Supplemental Tranche Loan denominated in Hong Kong Dollars, (f) 12:00 P.M. (Sydney time) on the date of such Borrowing in the case of a Borrowing under the Australian Dollar Loan and (g) for each Supplemental Tranche Loan denominated in a currency other than Yen or Hong Kong Dollars, the deadline set forth in the Supplemental addendum with respect to Advances denominated in any Supplemental Currency.

“Funds From Operations” means net income (or loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and extraordinary and unusual items, plus depreciation and amortization, and after adjustments for Unconsolidated Affiliates. Adjustments for Unconsolidated Affiliates will be calculated to reflect funds from operations on the same basis.

“GAAP” has the meaning specified in Section 1.03.

“German GmbH Guarantor” has the meaning specified in Section 7.09(f).

“Global Revolving Credit Agreement” means that certain Global Senior Credit Agreement, dated as of August 15, 2013, by and among the Operating Partnership, the other borrowers and guarantors named therein, Citibank, N.A., as administrative agent, the financial institutions party thereto, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as the syndication agents, and MLPFS, CGMI and JPMorgan Securities, as the arrangers, as amended.

“Global Revolving Credit Borrower” means a Borrower (as defined in the Global Revolving Credit Agreement).

“Global Revolving Credit Facility Documents” means the Global Revolving Credit Agreement and the Loan Documents (as defined in the Global Revolving Credit Agreement).

“GmbHG” has the meaning specified in Section 7.09(f).

“Good Faith Contest” means the contest of an item as to which: (a) such item is contested in good faith, by appropriate proceedings, (b) reserves that are adequate are established with respect to such contested item in accordance with GAAP and (c) the failure to pay or comply with such contested item during the period of such contest is not reasonably likely to result in a Material Adverse Effect.

“Guaranteed Obligations” has the meaning specified in Section 7.01.

“Guarantors” has the meaning specified in the recital of parties to this Agreement.

“Guaranty” means the Guaranty by the Guarantors pursuant to Article VII, together with any and all Guaranty Supplements required to be delivered pursuant to Section 5.01(j).

“Guaranty Supplement” means a supplement entered into by an Additional Guarantor in substantially the form of Exhibit C hereto and otherwise in form and substance reasonably acceptable to the Administrative Agent.

“Hazardous Materials” means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, friable or damaged asbestos-containing materials, polychlorinated biphenyls, radon gas and toxic mold and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

“Hedge Agreements” means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other hedging agreements.

“HGB” has the meaning specified in Section 7.09(f).

“HIBOR” means, in relation to any Supplemental Tranche Loan denominated in Hong Kong Dollars, (a) the Hong Kong Screen Rate or (b) if the Hong Kong Screen Rate is not available for Hong Kong Dollars for the Interest Period of the applicable Advance, the rate reasonably determined by the Administrative Agent as the rate quoted to leading banks in the Hong Kong interbank market, in each case as of 11:00 A.M. Hong Kong time on the Quotation Day for the offering of deposits in Hong Kong Dollars for a period comparable to the applicable Interest Period.

“Hong Kong Dollars” and the “H$” sign each means lawful currency of Hong Kong.

“Hong Kong Screen Rate” means the display designated as the HKABHIBOR Screen on the Reuters system or such other page as may replace such page on that system for the purpose of displaying offered rates for Hong Kong Dollar deposits.

“Increase Agent Notice Deadline” means (a) 11:00 A.M. (New York City time) where the U.S. Dollar Loan is the increasing Tranche, (b) 11:00 A.M. (London time) where the Sterling Loan, the Euro Loan, the Euro French Loan or a Supplemental Tranche Loan denominated in Yen is the increasing Tranche, (c) 11:00 A.M. (Singapore time) where the Singapore Dollar Loan or a Supplemental Tranche Loan denominated in Hong Kong Dollars is the increasing Tranche, (d) 11:00 A.M. (Sydney time) where the Australian Dollar Loan is the increasing Tranche and (e) for each Supplemental Tranche Loan denominated in a currency other than Yen or Hong Kong Dollars, the time set forth in the applicable Supplemental Addendum where any Supplemental Tranche is the increasing Tranche.

“Increase Date” has the meaning specified in Section 2.16(a).

“Increase Funding Deadline” means (a) 3:00 P.M. (New York City time) on the Increase Date where the U.S. Dollar Loan is the increasing Tranche, (b) 3:00 P.M. (London time) on the Increase Date where the Sterling Loan is the increasing Tranche, (c) 2:00 P.M. (London time) on the Increase Date where the Euro Loan or the Euro French Loan is the increasing Tranche, (d) 12:00 P.M. (Sydney time) on the Increase Date where the Australian Dollar Loan is the increasing Tranche, (e)

12:00 P.M. (Singapore time) on the Increase Date where the Singapore Dollar Loan or a Supplemental Tranche Loan denominated in Hong Kong Dollars is the increasing Tranche and (f) for each Supplemental Tranche Loan denominated in a currency other than Hong Kong Dollars, the time or times set forth in the applicable Supplemental Addendum where any Supplemental Tranche is the increasing Tranche.

“Increase Minimum” means $5,000,000 (or the Equivalent thereof in a Committed Foreign Currency).

“Increased Commitment Amount” has the meaning specified in Section 2.16(b).

“Increasing Lender” has the meaning specified in Section 2.16(b).

“Indemnified Costs” has the meaning specified in Section 8.05(a).

“Indemnified Party” has the meaning specified in Section 7.06(a).

“Indemnified Taxes” has the meaning specified in Section 2.11(a).

“Indirect Tax” means any goods and services tax, consumption tax, value added tax or any tax of a similar nature.

“Information Memorandum” means the information memorandum dated June 2013 used by the Arrangers in connection with the syndication of the Commitments.

“Initial Australia Borrower 1” has the meaning specified in the recital of parties to this Agreement.

“Initial Australia Borrower 2” has the meaning specified in the recital of parties to this Agreement.

“Initial Dutch Borrower 1” has the meaning specified in the recital of parties to this Agreement.

“Initial French Borrower” has the meaning specified in the recital of parties to this Agreement.

“Initial Irish Borrower” has the meaning specified in the recital of parties to this Agreement.

“Initial Lenders” has the meaning specified in the recital of parties to this Agreement.

“Initial Luxembourg Borrower 1” has the meaning specified in the recital of parties to this Agreement.

“Initial Luxembourg Borrower 2” has the meaning specified in the recital of parties to this Agreement.

“Initial Luxembourg Borrower 3” has the meaning specified in the recital of parties to this Agreement.

“Initial Luxembourg Borrower 4” has the meaning specified in the recital of parties to this Agreement.

“Initial Process Agent” has the meaning specified in Section 9.12(c).

“Initial Singapore Borrower” has the meaning specified in the recital of parties to this Agreement.

“Insufficiency” means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA, but utilizing the actuarial assumptions used in such Plan’s most recent valuation report.

“Interest Period” means for each Floating Rate Advance comprising part of the same Borrowing, the period commencing on (and including) the date of such Floating Rate Advance or the date of the Conversion of any Base Rate Advance into a Floating Rate Advance, and ending on (but excluding) the last day of the period selected by the applicable Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on (and including) the last day of the immediately preceding Interest Period and ending on (but excluding) the last day of the period selected by the applicable Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the applicable Borrower may, upon notice received by the Administrative Agent not later than the Interest Period Notice Deadline, select; provided, however, that:

(a) no Borrower may select any Interest Period with respect to any Floating Rate Advance that ends after the Maturity Date;

(b) Interest Periods commencing on the same date for Floating Rate Advances comprising part of the same Borrowing shall be of the same duration;

(c) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day;

(d) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month; and

(e) the applicable Borrower shall not have the right to elect any Interest Period if an Event of Default has occurred and is continuing and, subject to Section 2.08(b)(iii), for the period that such Event of Default is continuing, successive Interest Periods shall be one month in duration.

“Interest Period Notice Deadline” means (a) 12:00 P.M. (New York City time) on the third Business Day prior to the first day of the applicable Interest Period in the case of the U.S. Dollar Loan, (b) 12:00 P.M. (London time) on the third Business Day prior to the first day of the applicable Interest Period in the case of the Sterling Loan, the Euro Loan, the Euro French Loan or a Supplemental Tranche Loan denominated in Yen, (c) 12:00 P.M. (Singapore time) on the third Business Day prior to the first day of the applicable Interest Period in the case of the Singapore Dollar Loan or a Supplemental Tranche Loan denominated in Hong Kong Dollars, (d) 12:00 P.M. (Sydney time) on the third Business Day prior to the first day of the applicable Interest Period in the case of the Australian Dollar Loan and (e) for each Supplemental Tranche Loan denominated in a currency other than Yen or Hong Kong Dollars, the deadline set forth in the Supplemental Addendum with respect to each Supplemental Tranche.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“Interpolated Screen Rate” means, in relation to any Floating Rate Advance for any Interest Period for which the Floating Rate is to be based on an Applicable Screen Rate, the rate which results from interpolating on a linear basis between:

(a) the Applicable Screen Rate for the longest period (for which such Applicable Screen Rate is available) which is less than the Interest Period; and

(b) the Applicable Screen Rate for the shortest period (for which such Applicable Screen Rate is available) which exceeds the Interest Period,

each at 11:00 A.M. (London time) either (x) two Business Days before the first day of such Interest Period in the case of Dollars or any such Committed Foreign Currency (other than Sterling) or (y) on the first day of such Interest Period in the case of Sterling.

“Investment” in any Person means any loan or advance to such Person, any purchase or other acquisition of any Equity Interests or Debt or the assets comprising a division or business unit or a substantial part or all of the business of such Person, any capital contribution to such Person or any other direct or indirect investment in such Person, including, without limitation, any acquisition by way of a merger or consolidation and any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (i) or (j) of the definition of “Debt” in respect of such Person.

“JPMorgan Securities” has the meaning specified in the recital of parties to this Agreement.

“JTC” means Jurong Town Corporation, a body corporate incorporated under the Jurong Town Corporation Act of Singapore.

“JTC Property” means an Asset located in Singapore that is ground leased from the JTC.

“JV Pro Rata Share” means, with respect to any Unconsolidated Affiliate at any time, the fraction, expressed as a percentage, obtained by dividing (a) the total book value in accordance with GAAP (but determined without giving effect to any depreciation) of all Equity Interests in such Unconsolidated Affiliate held by the Parent Guarantor and any of its Subsidiaries by (b) the total book value in accordance with GAAP (but determined without giving effect to any depreciation) of all outstanding Equity Interests in such Unconsolidated Affiliate at such time.

“Lender Accession Agreement” has the meaning specified in Section 2.16(d)(i).

“Lender Insolvency Event” means that (i) a Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, or (ii) such Lender or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment.

“Lenders” means (a) the Initial Lenders, (b) each Acceding Lender that shall become a party hereto pursuant to Section 2.16 or 2.17, and (c) each Person that shall become a Lender hereunder pursuant to Section 9.07 in each case for so long as such Initial Lender, Acceding Lender or Person, as the case may be, shall be a party to this Agreement.

“Leverage Ratio” means, at any date of determination, the ratio, expressed as a percentage, of (a) Consolidated Debt of the Parent Guarantor and its Subsidiaries to (b) Total Asset Value, in each case as at the end of the most recently ended fiscal quarter of the Parent Guarantor for which financial statements are required to be delivered to the Administrative Agent pursuant to Section 5.03(b) or (c), as the case may be.

“LIBOR Screen Rate” means the display designated as the LIBOR01 Page or LIBOR02 Screen on the Reuters system, as applicable, or such other page as may replace such page on that system for the purpose of displaying offered rates for deposits in Dollars or the applicable Committed Foreign Currency.

“Lien” means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

“Loan Documents” means (a) this Agreement, (b) the Notes, (c) the Fee Letter, (d) each Guaranty Supplement, (e) each Borrower Accession Agreement, (f) each Supplemental Addendum, (g) each Loan Modification Agreement and (h) each other document or instrument now or hereafter executed and delivered by a Loan Party in connection with, pursuant to or relating to this Agreement, in each case, as amended.

“Loan Modification Agreement” has the meaning specified in Section 9.01(c).

“Loan Modification Offer” has the meaning specified in Section 9.01(c).

“Loan Parties” means the Borrowers and the Guarantors.

“Management Determination” has the meaning specified in Section 7.09(f).

“Mandatory Cost” means the percentage rate per annum calculated in accordance with Schedule II. The Additional Cost Rate (as defined in Schedule II) shall be calculated by each applicable Lender and notified to the Administrative Agent by such Lender.

“Margin Stock” has the meaning specified in Regulation U.

“Market Disruption Event” means in connection with (a) Advances in Singapore Dollars, (i) at or about 11:00 A.M. (Singapore time) on the Quotation Day for the relevant Interest Period the average rate published on the Reuters page SOR is not available and the Administrative Agent is unable to determine SOR for the relevant currency and period or (ii) before close of business in Singapore on the Quotation Day for the relevant Interest Period, the Administrative Agent receives notifications from a Lender or Lenders (whose participations in an Advance exceed fifty percent (50%) of such Advance) that the cost to it of obtaining matching deposits in the Relevant Interbank Market would be in excess of SOR, (b) Advances in Australian Dollars, (i) at or about 10:30 A.M. (Sydney time) on the Quotation Day for the relevant Interest Period the average rate published on the Reuters screen BBSY page is not available and the Administrative Agent is unable to determine BBR for the relevant currency and period or (ii) before close of business in Sydney on the Quotation Day for the relevant Interest Period, the Administrative Agent receives notifications from a Lender or Lenders (whose participations in an Advance exceed fifty percent (50%) of such Advance) that the cost to it of obtaining matching deposits in the Relevant Interbank Market would be in excess of BBR, (c) Advances in Hong Kong Dollars, (i) at or about 11:00 A.M. (Hong Kong time) on the Quotation Day for the relevant Interest Period the Hong Kong Screen Rate is not available and the Administrative Agent is unable to determine HIBOR for the relevant currency and period or (ii) before close of business in Hong Kong on the Quotation Day for the relevant Interest Period, the Administrative Agent receives notifications from a Lender or Lenders (whose participations in an Advance exceed fifty percent (50%) of such Advance) that the cost to it of obtaining matching deposits in the Relevant Interbank Market would be in excess of HIBOR and (d) Advances in a Supplemental Currency, (i) at or about 11:00 A.M. (local time) on the Quotation Day for the relevant Interest Period the applicable Screen Rate is not available and the Administrative Agent is unable to determine the interest rate upon which the applicable Floating Rate is based for the relevant currency and period or (ii) before close of business local time on the Quotation Day for the relevant Interest Period, the Administrative Agent receives notifications from a Lender or Lenders (whose participations in an Advance exceed fifty percent (50%) of such Advance) that the cost to it of obtaining matching deposits in the Relevant Interbank Market would be in excess of the interest rate upon which the applicable Floating Rate is based.

“Material Adverse Change” means any material adverse change in the business or financial condition of the Parent Guarantor and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business or financial condition of the Parent Guarantor and its Subsidiaries taken as a whole, (b) the rights and remedies of the Administrative Agent or any Lender under any Loan Document or (c) the ability of any Loan Party to perform its material Obligations under any Loan Document to which it is or is to be a party.

“Material Contract” means each contract to which the Parent Guarantor or any of its Subsidiaries is a party that is material to the business or financial condition of the Parent Guarantor and its Subsidiaries taken as a whole.

“Material Debt” means Debt of any Loan Party or any Subsidiary of a Loan Party that is outstanding in a principal amount (or, in the case of any Hedge Agreement, an Agreement Value) of $75,000,000 (or the Equivalent thereof in any foreign currency) or more, either individually or in the aggregate; in each case (a) whether the primary obligation of one or more of the Loan Parties or their respective Subsidiaries, (b) whether the subject of one or more separate debt instruments or agreements, and (c) exclusive of Debt outstanding under this Agreement.

“Maturity Date” means April 16, 2017, subject to any extension thereof pursuant to Section 2.15, or such other date on which the final payment of the principal of the Notes becomes due and payable as therein or herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise.

“Maximum Unsecured Debt Percentage” means, on any date of determination, the then applicable percentage set forth in Section 5.04(b)(i).

“MLPFS” has the meaning specified in the recital of parties to this Agreement.

“Moody’s” means Moody’s Investors Services, Inc. and any successor thereto.

“Multiemployer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

“Multiple Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, in which (a) any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates are contributing sponsors or (b) any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates were previously contributing sponsors if such Loan Party or ERISA Affiliate would reasonably be expected to have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

“Negative Pledge” means, with respect to any asset, any provision of a document, instrument or agreement (other than a Loan Document) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Obligations under or in respect of the Loan Documents; provided, however, that (a) an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge, (b) any provision of the Other Senior Debt Documents restricting the ability of any Loan Party to encumber its assets (exclusive of any outright prohibition on the ability of any Loan Party to encumber particular assets) shall be deemed to not constitute a Negative Pledge so long as such provision is generally consistent with a comparable provision of the Loan Documents, and (c) any change of control or similar restriction set forth in an Unconsolidated Affiliate agreement or in a loan document governing mortgage secured Debt shall not constitute a Negative Pledge.

“Net Assets” has the meaning specified in Section 7.09(f).

“Net Operating Income” means (a) with respect to any Asset other than an Unconsolidated Affiliate Asset, the difference (if positive) between (i) the total rental revenue and other income from the operation of such Asset for the fiscal quarter of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Administrative Agent pursuant to Section 5.03(b) or (c), as the case may be, and (ii) all expenses and other proper charges incurred by the applicable Loan Party or Subsidiary in connection with the operation and maintenance of such Asset during such fiscal period, including, without limitation, management fees, repairs, real estate and chattel taxes and bad debt expenses, but before payment or provision for debt service charges, income taxes and depreciation, amortization and other non-cash expenses, all as determined in accordance with GAAP, and (b) with respect to any Unconsolidated Affiliate Asset, the difference (if positive) between (i) the JV Pro Rata Share of the total rental revenue and other income from the operation of such Asset for the fiscal quarter of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Administrative Agent pursuant to Section 5.03(b) or (c), as the case may be, and (ii) the JV Pro Rata Share of all expenses and other proper charges incurred by the applicable Unconsolidated Affiliate in connection with the operation and maintenance of such Asset during such fiscal period, including, without limitation, management fees, repairs, real estate and chattel taxes and bad debt expenses, but before payment or provision for debt service charges, income taxes and depreciation, amortization and other non-cash expenses, all as determined in accordance with GAAP, provided that in no event shall Net Operating Income for any Asset be less than zero.

“Non-Consenting Lender” has the meaning specified in Section 9.01(b).

“Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender or a Potential Defaulting Lender.

“Note” means a promissory note of any Borrower payable to any Lender, in substantially the form of Exhibit A hereto, evidencing the aggregate indebtedness of such Borrower to such Lender resulting from the Advances made by such Lender.

“Note Agreement” means that certain Amended and Restated Note Purchase and Private Shelf Agreement dated as of November 3, 2011, by and among the Operating Partnership, the Parent Guarantor, each of the entities party thereto from time to time as Subsidiary Guarantors (as defined therein), PIM, and the note purchasers party thereto or bound thereby from time to time, as amended to date and as further amended from time to time.

“Note Documents” means the Note Agreement, together with all Bonds, instruments and other agreements entered into and delivered in connection therewith from time to time.

“Notice” has the meaning specified in Section 9.02(c).

“Notice of Borrowing” has the meaning specified in Section 2.02(a).

“Notice of Borrowing Deadline” means (a) 1:00 P.M. (New York City time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Floating Rate Advances under the U.S. Dollar Loan, (b) 12:00 P.M. (New York City time) on the date of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances under the U.S. Dollar Loan, (c) 1:00 P.M. (London time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing under the Sterling Loan, the Euro Loan, the Euro French Loan or a Supplemental Tranche Loan denominated in Yen, (d) 10:00 A.M. (Singapore time) on the third Business Day prior to the date of the proposed Borrowing in the case of any Borrowing under the Singapore Dollar Loan or a Supplemental Tranche Loan denominated in Hong Kong Dollars, (e) 10:00 A.M. (Sydney time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing under the Australian Dollar Loan and (f) for each Supplemental Tranche Loan denominated in a currency other than Yen or Hong Kong Dollars, the deadline set forth in the Supplemental Addendum with respect to Borrowings in any Supplemental Currency.

“NPL” means the National Priorities List under CERCLA.

“Obligation” means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f). Without limiting the generality of the foregoing, the Obligations of any Loan Party under the Loan Documents include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by such Loan Party under any Loan Document and (b) the obligation of such Loan Party to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

“OFAC” has the meaning specified in Section 4.01(v).

“Operating Partnership” has the meaning specified in the recital of parties to this Agreement.

“Other Asset” means a Real Property (other than any Unconsolidated Affiliate Asset) that operates or is intended to operate as a technology manufacturing building or a technology office/corporate headquarter building.

“Other Senior Debt Documents” means, collectively, (i) the Note Documents and (ii) the Global Revolving Credit Facility Documents, in each case under clauses (i) and (ii), as from time to time amended, modified, amended and restated, extended, increased, refinanced or replaced.

“Other Taxes” has the meaning specified in Section 2.11(b).

“Parent Company” means, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender.

“Parent Guarantor” has the meaning specified in the recital of parties to this Agreement.

“Participant Register” has the meaning specified in Section 9.07(f).

“Participating Member State” means each state so described in any of the legislative measures of the European Council for the introduction of, or changeover to, an operation of a single or unified European currency.

“Patriot Act” has the meaning specified in Section 9.11.

“Payment Demand” has the meaning specified in Section 7.09(f).

“PBGC” means the Pension Benefit Guaranty Corporation (or any successor).

“Permitted Amendments” has the meaning specified in Section 9.01(c).

“Permitted Liens” means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies not yet delinquent or which are the subject of a Good Faith Contest; (b) Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens arising in the ordinary course of business securing obligations that (i) are not overdue for a period of more than 30 days and (ii) individually or together with all other Permitted Liens outstanding on any date of determination do not materially adversely affect the use of the property to which they relate unless, in the case of (i) or (ii) above, such liens are the subject of a Good Faith Contest; (c) pledges or deposits to secure obligations under workers’ compensation laws or similar legislation or to secure public or statutory obligations; (d) covenants, conditions and restrictions, easements, zoning restrictions, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use or value of such property for its present purposes; (e) Tenancy Leases and other interests of lessees and lessors under leases of real or personal property made in the ordinary course of business that do not materially and adversely affect the use of the Real Property encumbered thereby for its intended purpose or the value thereof; (f) any attachment or judgment Liens not resulting in an Event of Default under Section 6.01(g); (g) customary Liens pursuant to general banking terms and conditions; and (h) Liens in favor of any Secured Party pursuant to any Loan Document.

“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

“PIM” means Prudential Investment Management, Inc., and its successors and assigns under the Note Documents.

“Plan” means a Single Employer Plan or a Multiple Employer Plan.

“Platform” has the meaning specified in Section 9.02(b).

“Polish Guarantor” has the meaning specified in Section 7.09(o)(i).

“Post Petition Interest” has the meaning specified in Section 7.07(c).

“Post-Closing Letter Agreement” means the letter agreement dated as of the date hereof among the initial Borrowers and the Administrative Agent.

“Potential Defaulting Lender” means, at any time, (a) any Lender with respect to which an event of the kind referred to in the definition of “Lender Insolvency Event” has occurred and is continuing in respect of such Lender, its Parent Company or any Subsidiary or financial institution affiliate thereof, (b) any Lender that has notified, or whose Parent Company or a Subsidiary or financial institution affiliate thereof has notified, the Administrative Agent or any Borrower in writing, or has stated publicly, that it does not intend to comply with its funding obligations under any other loan agreement or credit agreement or other financing agreement, or (c) any Lender that has, or whose Parent Company has, a long-term non-investment grade rating from Moody’s or S&P or another nationally recognized rating agency. Any determination by the Administrative Agent that a Lender is a Potential Defaulting Lender under any of clauses (a) through (c) above will be conclusive and binding absent manifest error, and such Lender will be deemed a Potential Defaulting Lender (subject to Section 2.17(b)) upon notification of such determination by the Administrative Agent to the Borrowers and the Lenders.

“Preferred Interests” means, with respect to any Person, Equity Interests issued by such Person that are entitled to a preference or priority over any other Equity Interests issued by such Person upon any distribution of such Person’s property and assets, whether by dividend or upon liquidation.

“Prepayment Minimum” means $1,000,000 (or the Equivalent thereof in any Committed Foreign Currency).

“Primary Currency” means in respect of (a) the U.S. Dollar Loan, Dollars, (b) the Sterling Loan, Sterling, (c) the Singapore Dollar Loan, Singapore Dollars, (d) the Euro Loan and the Euro French Loan, Euros, (e) the Australian Dollar Loan, Australian Dollars, and (f) each Supplemental Tranche Loan, the Supplemental Currency related thereto.

“Process Agent” has the meaning specified in Section 9.12(c).

“Processing Fee” means (a) $3,500 in the case of the U.S. Dollar Loan, the Singapore Dollar Loan, the Australian Dollar Loan and any Supplemental Tranche Loan, (b) £3,500 in the case of the Sterling Loan, and (c) €3,500 in the case of the Euro Loan or the Euro French Loan.

“Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, such Lender’s Facility Exposure at such time) and the denominator of which is the aggregate amount of the Lenders’ Commitments at such time (or, if the Commitments shall have been terminated pursuant to Section 2.04 or 6.01, the aggregate Facility Exposure at such time).

“Qualified French Intercompany Loan” has the meaning specified in Section 7.09(e)(ii).

“Qualifying Ground Lease” means, subject to the last sentence of this definition, a lease of Real Property containing the following terms and conditions: (a) a remaining term (including any unexercised extension options as to which there are no conditions precedent to exercise thereof other than the giving of a notice of exercise) (or in the case of a JTC Property, such conditions precedent as are customarily imposed by the JTC on properties of a similar nature that are leased by the JTC) of (x) 30 years or more (or in the case of a JTC Property, 20 years or more) from the Closing Date or (y) such lesser term as may be acceptable to the Administrative Agent and which is customarily considered “financeable” by institutional lenders making loans secured by leasehold mortgages (or equivalent) in the jurisdiction of the applicable Real Property; (b) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor (or in the case of a JTC Property, with such prior approval or notification as the JTC customarily requires from time to time under its standard regulations governing the creation of security interests over properties of a similar nature that are leased by the JTC); (c) the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so (or in the case of a JTC Property, such obligations imposed on the JTC as lessor as are customary in its standard terms of lease for properties of a similar nature that are leased by the JTC); (d) reasonable transferability of the lessee’s interest under such lease, including ability to sublease; and (e) such other rights customarily required by mortgagees in the applicable jurisdiction making a loan secured by the interest of the holder of a leasehold estate demised pursuant to a ground lease (or in the case of a JTC Property, such other rights as are customarily required by mortgagees in relation to properties of a similar nature that are leased by the JTC). Notwithstanding the foregoing, the leases set forth on Schedule III hereto as in effect as of the Closing Date shall be deemed to be Qualifying Ground Leases.

“Quotation Day” means, in relation to any period for which an interest rate is to be determined (a) if the currency is Australian Dollars or Hong Kong Dollars, the first day of that period, (b) if the currency is Singapore Dollars, two Singapore Business Days before the first day of that period, and (c) if the currency is a Supplemental Currency not described in clause (a), the day set forth in the applicable Supplemental Addendum as the Quotation Day.

“Real Property” means all right, title and interest of any Borrower and each of its Subsidiaries in and to any land and any improvements located thereon, together with all equipment, furniture, materials, supplies and personal property in which such Person has an interest now or hereafter located on or used in connection with such land and improvements, and all appurtenances, additions, improvements, renewals, substitutions and replacements thereof now or hereafter acquired by such Person, in each case to the extent of such Person’s interest therein.

“Redeemable” means, with respect to any Equity Interest, any Debt or any other right or Obligation, any such Equity Interest, Debt, right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

“Redevelopment Asset” means any Technology Asset (a) which either (i) has been acquired by any Borrower or any of its Subsidiaries with a view toward renovating or rehabilitating 25.0% or more of the total square footage of such Asset, or (ii) any Borrower or a Subsidiary thereof intends to renovate or rehabilitate 25.0% or more of the total square footage of such Asset, and (b) that does not qualify as a “Development Asset” by reason of, among other things, the redevelopment plan for such Asset not including a total demolition of the existing building(s) and improvements. The Operating Partnership shall be entitled to reclassify any Redevelopment Asset as a Technology Asset at any time.

“Register” has the meaning specified in Section 9.07(d).

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“REIT” means a Person that is qualified to be treated for tax purposes as a real estate investment trust under Sections 856-860 of the Internal Revenue Code.

“Relevant Currency” has the meaning specified in Section 9.14(c).

“Relevant Interbank Market” means, in relation to (a) Australian Dollars, the Australian bank bill market, (b) Singapore Dollars, the Singapore interbank market, (c) Hong Kong Dollars, the Hong Kong interbank market, (d) Yen, the London interbank market, and (e) any other currency of any other jurisdiction, the applicable interbank market of such jurisdiction.

“Reorganization” means, with respect to any Multiemployer Plan, the condition that such Plan is in reorganization within the meaning of Section 4241 of ERISA.

“Replacement Lender” has the meaning specified in Section 9.01(b).

“Required Lenders” means, at any time, Lenders owed or holding greater than 50% of the sum of the aggregate principal amount (expressed in Dollars and including the Equivalent in Dollars at such time of any amounts denominated in a Committed Foreign Currency) of the Commitments (whether funded or unfunded) outstanding at such time.

“Responsible Officer” means the chief executive officer, chief financial officer, senior vice president, controller or the treasurer of any Loan Party or any of its Subsidiaries. Any document delivered hereunder or under any other Loan Document that is signed by a Responsible Officer shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of the applicable Loan Party or Subsidiary thereof, as applicable, and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party or such Subsidiary as applicable.

“S&P” means Standard & Poor’s Financial Services LLC, a division of McGraw-Hill Financial Inc., and any successor thereto.

“Screen Rate” means, with respect to each Supplemental Currency (other than Hong Kong Dollars), the page or service displaying the applicable Floating Rate relating to such Supplemental Currency as set forth in the applicable Supplemental Addendum.

“Second Delayed Draw Period” has the meaning specified in Section 2.01(a)(i)(B).

“Second Delayed Draw Tranche” means each of the U.S. Dollar Second Delayed Draw Tranche, the Sterling Second Delayed Draw Tranche, the Euro Second Delayed Draw Tranche, the Euro French Second Delayed Draw Tranche, the Singapore Dollar Second Delayed Draw Tranche and the Australian Dollar Second Delayed Draw Tranche.

“Secured Debt” means, at any date of determination, the amount at such time of all Consolidated Debt of the Parent Guarantor and its Subsidiaries that is secured by a Lien on the assets of the Parent Guarantor or any Subsidiary thereof.

“Secured Debt Leverage Ratio” means, at any date of determination, the ratio, expressed as a percentage, of (a) Secured Debt to (b) Total Asset Value, in each case as at the end of the most recently ended fiscal quarter of the Parent Guarantor for which financial statements are required to be delivered to the Lender pursuant to Section 5.03(b) or (c), as the case may be.

“Secured Parties” means the Administrative Agent and the Lenders.

“Securities Act” means the Securities Act of 1933, as amended to the date hereof and from time to time hereafter, and any successor statute.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended to the date hereof and from time to time hereafter, and any successor statute.

“SGD Lending Office” means, with respect to any Lender, the office of such Lender specified as its “SGD Lending Office” opposite its name on Schedule I hereto or in the Assignment and Acceptance or Lender Accession Agreement pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrowers and the Administrative Agent.

“Singapore Borrowers” means the Initial Singapore Borrower and each Additional Borrower that is designated as a Borrower with respect to the Singapore Dollar Loan.

“Singapore Business Day” means a day of the year (other than a Saturday or Sunday) on which banks are open for general business in Singapore.

“Singapore Dollar 2012 Loan” means the aggregate amount of the advances made by the Lenders with Singapore Dollar Commitments to Singapore Dollar Borrowers on the 2012 Borrowing Date or as part of the Singapore Dollar First Delayed Draw Tranche.

“Singapore Dollar 2013 Loan” means the aggregate amount of the advances made by the Lenders with Singapore Dollar Commitments to Singapore Dollar Borrowers on the Amendment Effective Date or as part of the Singapore Dollar Second Delayed Draw Tranche.

“Singapore Dollar Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “Singapore Dollar Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances or Lender Accession Agreements, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “Singapore Dollar Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.04 or increased pursuant to Section 2.16.

“Singapore Dollar First Delayed Draw Tranche” has the meaning specified in Section 2.01(a)(v).

“Singapore Dollar Lender” means any Person that is a Lender hereunder in respect of the Singapore Dollar Loan in its capacity as a Lender in respect of the Singapore Dollar Loan.

“Singapore Dollar Loan” means, at any time, the aggregate amount of the Lenders’ Singapore Dollar Commitments at such time, which for the avoidance of doubt shall include the Singapore Dollar 2012 Loan and the Singapore Dollar 2013 Loan.

“Singapore Dollar Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s Singapore Dollar Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section 2.04 or 6.01, such Lender’s Facility Exposure with respect to the Singapore Dollar Loan at such time) and the denominator of which is the Singapore Dollar Loan at such time (or, if the Commitments shall have been terminated pursuant to Section 2.04 or 6.01, the total Facility Exposure with respect to the Singapore Dollar Loan at such time).

“Singapore Dollar Second Delayed Draw Tranche” has the meaning specified in Section 2.01(a)(v)(B).

“Singapore Dollars” and the “S$” sign each means lawful currency of Singapore.

“Single Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, in which (a) any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates is a contributing sponsor or (b) any Loan Party or any ERISA Affiliate, and no Person other than the Loan Parties and the ERISA Affiliates, is a contributing sponsor if such Loan Party or ERISA Affiliate would reasonably be expected to have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

“Solvent” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person, on a going-concern basis, is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person, on a going-concern basis, is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time (including, without limitation, after taking into account appropriate discount factors for the present value of future contingent liabilities), represents the amount that can reasonably be expected to become an actual or matured liability.

“SOR” means in relation to the Advances in respect of the Singapore Dollar Loan, (a) the rate appearing under the caption “ASSOCIATION OF BANKS IN SINGAPORE SIBOR AND SWAP OFFER RATES AT 11 A.M. SINGAPORE TIME” and the column headed “SGD SWAP OFFER” on the page ABSIRFIX01 of the Reuters Monitor Money Rates Services at 11:00 A.M. on the applicable Quotation Day or (b) if no such rate is available, the rate reasonably determined by the Administrative Agent as the rate quoted to leading banks in the Singapore interbank market as of 11:00 A.M. (Singapore time) on the Quotation Day for the offering of deposits in Singapore Dollars for a period comparable to the applicable Interest Period.

“Specified Jurisdictions” means the United States, Canada, United Kingdom of Great Britain and Northern Ireland, Singapore, Australia, Japan, France, the Federal Republic of Germany, Netherlands, Belgium, Switzerland, Ireland, Luxembourg, Hong Kong, Hungary, the Czech Republic, the Republic of Poland, the Kingdom of Sweden, the Republic of Finland and the Kingdom of Norway.

“Standing Payment Instruction” means, in relation to each Lender, the payment instruction set out in Schedule I or in any relevant Assignment and Acceptance or Lender Accession Agreement, as amended from time to time by written instructions of a duly authorized officer of the relevant Lender (delivered in a letter bearing the original signature of such duly authorized officer) to the Administrative Agent.

“Sterling 2012 Loan” means the aggregate amount of the advances made by the Lenders with Sterling Commitments to Sterling Borrowers on the 2012 Borrowing Date or as part of the Sterling First Delayed Draw Tranche.

“Sterling 2013 Loan” means the aggregate amount of the advances made by the Lenders with Sterling Commitments to Sterling Borrowers on the Amendment Effective Date or as part of the Sterling Second Delayed Draw Tranche.

“Sterling” and “£” each means lawful currency of the United Kingdom of Great Britain and Northern Ireland.

“Sterling Borrowers” means the Initial Luxembourg Borrower 2, the Initial Luxembourg Borrower 3, the Initial Luxembourg Borrower 4 and each Additional Borrower that is designated as a Borrower with respect to the Sterling Loan.

“Sterling Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “Sterling Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances or Lender Accession Agreements, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “Sterling Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.04 or increased pursuant to Section 2.16.

“Sterling First Delayed Draw Tranche” has the meaning specified in Section 2.01(a)(ii)(A).

“Sterling Lender” means any Person that is a Lender hereunder in respect of the Sterling Loan in its capacity as a Lender in respect of the Sterling Loan.

“Sterling Loan” means, at any time, the aggregate amount of the Lenders’ Sterling Commitments at such time, which for the avoidance of doubt shall include the Sterling 2012 Loan and the Sterling 2013 Loan.

“Sterling Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s Sterling Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section 2.04 or 6.01, such Lender’s Facility Exposure with respect to the Sterling Loan at such time) and the denominator of which is the Sterling Loan at such time (or, if the Commitments shall have been terminated pursuant to Section 2.04 or 6.01, the total Facility Exposure with respect to the Sterling Loan at such time).

“Sterling Second Delayed Draw Tranche” has the meaning specified in Section 2.01(a)(ii)(B).

“Subordinated Obligations” has the meaning specified in Section 7.07(a).

“Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate (a) of which (or in which) more than 50% of (i) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (ii) the interest in the capital or profits of such partnership, joint venture or limited liability company or (iii) the beneficial interest in such trust or estate, in each case, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries, or (b) the accounts of which would appear on the Consolidated financial statements of such Person in accordance with GAAP.

“Supplemental Addendum” has the meaning set forth in Section 2.17.

“Supplemental Borrower” means the applicable Borrower or Borrowers that is or are designated as the Borrower or Borrowers with respect to a particular Supplemental Tranche in accordance with Section 2.17.

“Supplemental Currency” has the meaning set forth in Section 2.17.

“Supplemental Tranche” has the meaning set forth in Section 2.17.

“Supplemental Tranche Commitment” means (a) with respect to any Supplemental Tranche Lender at any time with respect to a Supplemental Tranche Loan, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “Supplemental Tranche Commitments” or (b) if such Supplemental Tranche Lender has entered into one or more Assignment and Acceptances or Lender Accession Agreements, set forth for such Supplemental Tranche Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Supplemental Tranche Lender’s “Supplemental Tranche Commitments”, as such amount may be reduced at or prior to such time pursuant to Section 2.04 or increased pursuant to Section 2.16.

“Supplemental Tranche Effective Date” has the meaning set forth in Section 2.17.

“Supplemental Tranche Lender” means any Person that is a Lender hereunder in respect of any Supplemental Tranche Loan in its capacity as a Lender in respect of such Supplemental Tranche Loan.

“Supplemental Tranche Loan” means, at any time, the aggregate amount of the Supplemental Lenders’ Supplemental Tranche Commitments at such time with respect to a loan made to one or more Supplemental Borrowers in accordance with Section 2.17 following a Supplemental Tranche Request.

“Supplemental Tranche Pro Rata Share” of any amount means, with respect to any Supplemental Tranche Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Supplemental Tranche Lender’s Supplemental Tranche Commitment with respect to the applicable Supplemental Tranche Loan at such time (or, if the Commitments shall have been terminated pursuant to Section 2.04 or 6.01, such Supplemental Tranche Lender’s Facility Exposure with respect to the applicable Supplemental Tranche Loan at such time) and the denominator of which is the applicable Supplemental Tranche Loan at such time (or, if the Commitments shall have been terminated pursuant to Section 2.04 or 6.01, the total Facility Exposure with respect to such Supplemental Tranche Loan at such time).

“Supplemental Tranche Request” has the meaning set forth in Section 2.17.

“Surviving Debt” means Debt for Borrowed Money of each Loan Party and its Subsidiaries outstanding immediately after the Effective Date.

“Swiss Guarantor” means any Guarantor incorporated or organized under the laws of Switzerland.

“Taxes” has the meaning specified in Section 2.11(a).

“Technology Asset” means each Data Center Asset and Other Asset.

“Tenancy Leases” means operating leases, subleases, licenses, occupancy agreements and rights-of-use entered into by the Borrowers or any of their respective Subsidiaries in its capacity as a lessor or a similar capacity in the ordinary course of business that do not materially and adversely affect the use of the Real Property encumbered thereby for its intended purpose.

“Ticking Fee” has the meaning specified in Section 2.07(b)(i).

“Total Asset Value” means, on any date of determination, the sum of the following without duplication: (a) the sum of the Asset Values for all Assets at such date, plus (b) an amount (but not less than zero) equal to all unrestricted cash and Cash Equivalents on hand of the Parent Guarantor and its Subsidiaries minus (when calculating Consolidated Debt to Total Asset Value) Debt scheduled to mature within 24 months after the calculation of Consolidated Debt, plus (c) earnest money deposits associated with potential acquisitions as of such date, plus (d) the book value in accordance with GAAP (but determined without giving effect to any depreciation) of all other investments held by the Parent Guarantor and its Subsidiaries at such date (exclusive of goodwill and other intangible assets).

“Total Unencumbered Asset Value” means, on any date of determination, an amount equal to the sum of the Asset Values of all Unencumbered Assets plus unrestricted cash and Cash Equivalents; provided, however, that the portion of the Total Unencumbered Asset Value attributable to (a) Redevelopment Assets, Development Assets and Assets owned by Controlled Joint Ventures shall not exceed 33% and (b) Unencumbered Assets located in jurisdictions outside of the Specified Jurisdictions shall not exceed 20%.

“Tranche” means each of the U.S. Dollar Loan, the Sterling Loan, the Euro Loan, the Euro French Loan, the Singapore Dollar Loan, the Australian Dollar Loan and each Supplemental Tranche Loan.

“Tranche Required Lenders” means, at any time, with respect to a Tranche, Lenders under such Tranche owed or holding greater than 50% of the sum of the aggregate principal amount of the Commitments (whether funded or unfunded) outstanding at such time under such Tranche.

“Transfer” means sell, lease, transfer or otherwise dispose of, or grant any option or other right to purchase, lease or otherwise acquire.

“Transfer Date” means, in relation to an assignment by a Lender pursuant to Section 9.07(a), the later of: (a) the proposed Transfer Date specified in the Assignment and Acceptance and (b) the date which is the fifth Business Day after the date of delivery of the relevant Assignment and Acceptance to the Administrative Agent, or such earlier Business Day endorsed by the Administrative Agent on such Assignment and Acceptance.

“Treasury Regulations” means the regulations promulgated by the U.S. Treasury Department under the Internal Revenue Code.

“Type” refers to the distinction between Advances bearing interest by reference to the Base Rate and Advances bearing interest by reference to the Floating Rate.

“UCC” means the Uniform Commercial Code as in effect, from time to time, in the State of New York, provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest under any Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York or any other applicable law, “UCC” means the Uniform Commercial Code or such other applicable law as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Unconsolidated Affiliate” means any Person (a) in which the Parent Guarantor or any of its Subsidiaries holds any direct or indirect Equity Interest, (b) that is not a Subsidiary of the Parent Guarantor or any of its Subsidiaries and (c) the accounts of which would not appear on the Consolidated financial statements of the Parent Guarantor.

“Unconsolidated Affiliate Assets” means, with respect to any Unconsolidated Affiliate at any time, the assets owned by such Unconsolidated Affiliate at such time.

“Unencumbered Adjusted Net Operating Income” means, for any period, without duplication, (i) the aggregate Adjusted Net Operating Income for all Unencumbered Assets plus (ii) Allowed Unconsolidated Affiliate Earnings that are not subject to any Lien; provided, however, that the portion of the Unencumbered Adjusted Net Operating Income attributable to Allowed Unconsolidated Affiliate Earnings shall not exceed 15%.

“Unencumbered Asset Conditions” means, with respect to any Asset, that such Asset is (a) a Technology Asset, Development Asset or Redevelopment Asset, (b) wholly owned in fee simple absolute (or the equivalent thereof in the jurisdiction in which the applicable Asset is located) or subject to a Qualifying Ground Lease, (c) not subject to any Lien (other than Permitted Liens) or any Negative Pledge, and (d) owned directly by the Operating Partnership, a Wholly-Owned Subsidiary or a Controlled Joint Venture, the direct and indirect Equity interests in which are not subject to any Lien (other than Permitted Liens) or any Negative Pledge.

“Unencumbered Assets” means only those Assets that satisfy the Unencumbered Asset Conditions, including those Assets listed on the schedule of Unencumbered Assets delivered to the Administrative Agent as of the Closing Date (as updated from time to time pursuant to Section 5.03(d)).

“Unencumbered Assets Certificate” means a certificate in substantially the form of Exhibit E hereto, duly certified by the Chief Financial Officer or other Responsible Officer of the Parent Guarantor.

“Unencumbered Assets Debt Service Coverage Ratio” means, at any date of determination, the ratio of (a) the aggregate Unencumbered Adjusted Net Operating Income to (b) interest (including capitalized interest) paid or payable in cash on all Debt for Borrowed Money that is Unsecured Debt of the Parent Guarantor and its Subsidiaries for the four-fiscal quarter period of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Administrative Agent pursuant to Section 5.03(b) or (c), as the case may be, determined on a Consolidated basis for such period.

“Unsecured Debt” means, at any date of determination, the amount at such time of all Consolidated Debt of the Parent Guarantor and its Subsidiaries, including, without limitation, the Facility Exposure, but exclusive of (a) Consolidated Secured Debt and (b) guarantee obligations in respect of Consolidated Secured Debt.

“Up-stream Guaranty” has the meaning specified in Section 7.09(f).

“U.S. Dollar 2012 Loan” means the aggregate amount of the advances made by the Lenders with U.S. Dollar Commitments to U.S. Dollar Borrowers on the 2012 Borrowing Date or as part of the U.S. Dollar First Delayed Draw Tranche.

“U.S. Dollar 2013 Loan” means the aggregate amount of the advances made by the Lenders with U.S. Dollar Commitments to U.S. Dollar Borrowers on the Amendment Effective Date or as part of the U.S. Dollar Second Delayed Draw Tranche.

“U.S. Dollar Borrowers” means the Operating Partnership and each Additional Borrower that is designated as a Borrower with respect to the U.S. Dollar Loan.

“U.S. Dollar Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “U.S. Dollar Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances or Lender Accession Agreements, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “U.S. Dollar Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.04 or increased pursuant to Section 2.16.

“U.S. Dollar First Delayed Draw Tranche” has the meaning specified in Section 2.01(a)(i)(A).

“U.S. Dollar Lender” means any Person that is a Lender hereunder in respect of the U.S. Dollar Loan in its capacity as a Lender in respect of the U.S. Dollar Loan.

“U.S. Dollar Loan” means, at any time, the aggregate amount of the Lenders’ U.S. Dollar Commitments at such time, which for the avoidance of doubt shall include the U.S. Dollar 2012 Loan and the U.S. Dollar 2013 Loan.

“U.S. Dollar Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s U.S. Dollar Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section 2.04 or 6.01, such Lender’s Facility Exposure with respect to the U.S. Dollar Loan at such time) and the denominator of which is the U.S. Dollar Loan at such time (or, if the Commitments shall have been terminated pursuant to Section 2.04 or 6.01, the total Facility Exposure with respect to the U.S. Dollar Loan at such time).

“U.S. Dollar Second Delayed Draw Tranche” has the meaning specified in Section 2.01(a)(i)(B).

“Voting Interests” means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

“Wholly-Owned Foreign Subsidiary” means a Foreign Subsidiary that is a Wholly-Owned Subsidiary.

“Wholly-Owned Subsidiary” means a Subsidiary of the Operating Partnership where one-hundred percent (100%) of all of the Equity Interests (other than directors’ qualifying shares) and voting interests of such Subsidiary are owned directly or indirectly by the Operating Partnership.

“Withdrawal Liability” has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

“Yen” and “¥” each means the lawful currency of Japan.

SECTION 1.02. Computation of Time Periods; Other Definitional Provisions. In this Agreement and the other Loan Documents in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”. References in the Loan Documents to any agreement or contract

“as amended” shall mean and be a reference to such agreement or contract as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms. Unless otherwise specified, all references herein to times of day shall be references to (a) New York time in connection with matters relating to the U.S. Dollar Loan, (b) London time in connection with matters relating to the Sterling Loan, the Euro Loan or the Euro French Loan, (c) Singapore time in connection with matters relating to the Singapore Dollar Loan, (d) Sydney time in connection with matters relating to the Australian Dollar Loan, (e) the local time of the principal banking center of the jurisdiction that issues the Supplemental Currency under each Supplemental Tranche in connection with matters relating to such Supplemental Tranche, and (f) in all other cases, New York time.

SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements of the Parent Guarantor referred to in Section 4.01(g) (“GAAP”).

ARTICLE II

AMOUNTS AND TERMS OF THE ADVANCES

SECTION 2.01. The Advances. (a) (i) (A) U.S. Dollar 2012 Loan. Subject to and upon the terms and conditions set forth herein, each Lender with a U.S. Dollar Commitment severally agrees, on the terms and conditions hereinafter set forth, to make the U.S. Dollar 2012 Loan in Dollars as a single Advance to each of one or more U.S. Dollar Borrowers on the 2012 Borrowing Date; provided, however, that a portion of the U.S. Dollar 2012 Loan in the minimum amount of $5,000,000 (and in integral multiples of $100,000 in excess thereof) or, if less, the aggregate then remaining unfunded Commitments allocable thereto (the “U.S. Dollar First Delayed Draw Tranche”) may be advanced to each of one or more U.S. Dollar Borrowers pursuant to one or more Advances within 90 days after the Effective Date (the “First Delayed Draw Period”); provided further that (x) the conditions in Section 3.02 shall have been satisfied and (y) the aggregate amounts advanced to the U.S. Dollar Borrowers pursuant to the U.S. Dollar First Delayed Draw Tranche shall not exceed the Commitments therefor, if any, set forth in Schedule I.

(B) U.S. Dollar 2013 Loan. Subject to and upon the terms and conditions set forth herein, each Lender with a U.S. Dollar Commitment as of the Amendment Effective Date severally agrees, on the terms and conditions hereinafter set forth, to make the U.S. Dollar 2013 Loan in Dollars as a single Advance to each of one or more U.S. Dollar Borrowers on the Amendment Effective Date; provided, however, that a portion of the U.S. Dollar 2013 Loan in the minimum amount of $5,000,000 (and in integral multiples of $100,000 in excess thereof) or, if less, the aggregate then remaining unfunded Commitments allocable thereto (the “U.S. Dollar Second Delayed Draw Tranche”) may be advanced to each of one or more U.S. Dollar Borrowers pursuant to one or more Advances within 90 days after the Amendment Effective Date (the “Second Delayed Draw Period”); provided further that (x) the conditions in Section 3.02 shall have been satisfied and (y) the aggregate amounts advanced to the U.S. Dollar Borrowers pursuant to the U.S. Dollar Second Delayed Draw Tranche shall not exceed the Commitments therefor, if any, set forth in Schedule I.

(ii) (A) Sterling 2012 Loan. Subject to and upon the terms and conditions set forth herein, each Lender with a Sterling Commitment severally agrees, on the terms and conditions hereinafter set forth, to make the Sterling 2012 Loan in Sterling as a single Advance to each of one or more Sterling Borrowers on the 2012 Borrowing Date; provided, however, that a portion of the Sterling 2012 Loan in the minimum amount of £5,000,000 (and in integral multiples of £100,000 in excess thereof) or, if less, the aggregate then remaining unfunded Commitments allocable thereto (the “Sterling First Delayed Draw

Tranche”) may be advanced to each of one or more Sterling Borrowers pursuant to one or more Advances during the First Delayed Draw Period; provided further that (x) the conditions in Section 3.02 shall have been satisfied and (y) the aggregate amounts advanced to the Sterling Borrowers pursuant to the Sterling First Delayed Draw Tranche shall not exceed the Commitments therefor, if any, set forth in Schedule I.

(B) Sterling 2013 Loan. Subject to and upon the terms and conditions set forth herein, each Lender with a Sterling Commitment as of the Amendment Effective Date severally agrees, on the terms and conditions hereinafter set forth, to make the Sterling 2013 Loan in Sterling as a single Advance to each of one or more Sterling Borrowers on the Amendment Effective Date; provided, however, that a portion of the Sterling 2013 Loan in the minimum amount of £5,000,000 (and in integral multiples of £100,000 in excess thereof) or, if less, the aggregate then remaining unfunded Commitments allocable thereto (the “Sterling Second Delayed Draw Tranche”) may be advanced to each of one or more Sterling Borrowers pursuant to one or more Advances during the Second Delayed Draw Period; provided further that (x) the conditions in Section 3.02 shall have been satisfied and (y) the aggregate amounts advanced to the Sterling Borrowers pursuant to the Sterling Second Delayed Draw Tranche shall not exceed the Commitments therefor, if any, set forth in Schedule I.

(iii) (A) Euro 2012 Loan. Subject to and upon the terms and conditions set forth herein, each Lender with a Euro Commitment severally agrees, on the terms and conditions hereinafter set forth, to make the Euro 2012 Loan in Euro as a single Advance to each of one or more Euro Borrowers on the 2012 Borrowing Date; provided, however, that a portion of the Euro 2012 Loan in the minimum amount of €5,000,000 (and in integral multiples of €100,000 in excess thereof) or, if less, the aggregate then remaining unfunded Commitments allocable thereto (the “Euro First Delayed Draw Tranche”) may be advanced to each of one or more Euro Borrowers pursuant to one or more Advances during the First Delayed Draw Period; provided further that (x) the conditions in Section 3.02 shall have been satisfied and (y) the aggregate amounts advanced to the Euro Borrowers pursuant to the Euro First Delayed Draw Tranche shall not exceed the Commitments therefor, if any, set forth in Schedule I.

(B) Euro 2013 Loan. Subject to and upon the terms and conditions set forth herein, each Lender with a Euro Commitment as of the Amendment Effective Date severally agrees, on the terms and conditions hereinafter set forth, to make the Euro 2013 Loan in Euro as a single Advance to each of one or more Euro Borrowers on the Amendment Effective Date; provided, however, that a portion of the Euro 2013 Loan in the minimum amount of €5,000,000 (and in integral multiples of €100,000 in excess thereof) or, if less, the aggregate then remaining unfunded Commitments allocable thereto (the “Euro Second Delayed Draw Tranche”) may be advanced to each of one or more Euro Borrowers pursuant to one or more Advances during the Second Delayed Draw Period; provided further that (x) the conditions in Section 3.02 shall have been satisfied and (y) the aggregate amounts advanced to the Euro Borrowers pursuant to the Euro Second Delayed Draw Tranche shall not exceed the Commitments therefor, if any, set forth in Schedule I.

(iv) (A) Euro French 2012 Loan. Subject to and upon the terms and conditions set forth herein, each Lender with a Euro French Commitment severally agrees, on the terms and conditions hereinafter set forth, to make the Euro French 2012 Loan in Euro as a single Advance to each of one or more Euro France Borrowers on the 2012 Borrowing Date; provided, however, that a portion of the Euro French 2012 Loan in the minimum amount of €5,000,000 (and in integral multiples of €100,000 in excess thereof) or, if less, the aggregate then remaining unfunded Commitments allocable thereto (the “Euro French First Delayed Draw Tranche”) may be advanced to each of one or more Euro France Borrowers pursuant to one or more Advances during the First Delayed Draw Period; provided further that (x) the conditions in Section 3.02 shall have been satisfied and (y) the aggregate amounts advanced to the Euro France Borrowers pursuant to the Euro French First Delayed Draw Tranche shall not exceed the Commitments therefor, if any, set forth in Schedule I.

(B) Euro French 2013 Loan. Subject to and upon the terms and conditions set forth herein, each Lender with a Euro French Commitment as of the Amendment Effective Date severally agrees, on the terms and conditions hereinafter set forth, to make the Euro French 2013 Loan, if any, in Euro as a single Advance to each of one or more Euro France Borrowers on the Amendment Effective Date; provided, however, that a portion of the Euro French 2013 Loan in the minimum amount of €5,000,000 (and in integral multiples of €100,000 in excess thereof) or, if less, the aggregate then remaining unfunded Commitments allocable thereto, if any (the “Euro French Second Delayed Draw Tranche”), may be advanced to each of one or more Euro France Borrowers pursuant to one or more Advances during the Second Delayed Draw Period; provided further that (x) the conditions in Section 3.02 shall have been satisfied and (y) the aggregate amounts advanced to the Euro France Borrowers pursuant to the Euro French Second Delayed Draw Tranche shall not exceed the Commitments therefor, if any, set forth in Schedule I.

(v) (A) Singapore Dollar 2012 Loan. Subject to and upon the terms and conditions set forth herein, each Lender with a Singapore Dollar Commitment severally agrees, on the terms and conditions hereinafter set forth, to make the Singapore Dollar 2012 Loan in Singapore Dollars as a single Advance to the Initial Singapore Borrower on the 2012 Borrowing Date; provided, however, that a portion of the Singapore Dollar 2012 Loan in the minimum amount of S$5,000,000 (and in integral multiples of S$100,000 in excess thereof) or, if less, the aggregate then remaining unfunded Commitments allocable thereto (the “Singapore Dollar First Delayed Draw Tranche”) may be advanced to the Singapore Borrowers pursuant to one or more Advances during the First Delayed Draw Period; provided further that (x) the conditions in Section 3.02 shall have been satisfied and (y) the aggregate amounts advanced to the Singapore Borrowers pursuant to the Singapore Dollar First Delayed Draw Tranche shall not exceed the Commitments therefor, if any, set forth in Schedule I.

(B) Singapore Dollar 2013 Loan. Subject to and upon the terms and conditions set forth herein, each Lender with a Singapore Dollar Commitment as of the Amendment Effective Date severally agrees, on the terms and conditions hereinafter set forth, to make the Singapore Dollar 2013 Loan in Singapore Dollars as a single Advance to each of one or more Singapore Borrowers on the Amendment Effective Date; provided, however, that a portion of the Singapore Dollar 2013 Loan in the minimum amount of S$5,000,000 (and in integral multiples of S$100,000 in excess thereof) or, if less, the aggregate then remaining unfunded Commitments allocable thereto (the “Singapore Dollar Second Delayed Draw Tranche”) may be advanced to each of one or more Singapore Borrowers pursuant to one or more Advances during the Second Delayed Draw Period; provided further that (x) the conditions in Section 3.02 shall have been satisfied and (y) the aggregate amounts advanced to the Singapore Borrowers pursuant to the Singapore Dollar Second Delayed Draw Tranche shall not exceed the Commitments therefor, if any, set forth in Schedule I.

(vi) (A) Australian Dollar 2012 Loan. Subject to and upon the terms and conditions set forth herein, each Lender with an Australian Dollar Commitment severally agrees, on the terms and conditions hereinafter set forth, to make the Australian Dollar 2012 Loan in Australian Dollars as a single Advance to the Initial Australia Borrower 1 on the 2012 Borrowing Date; provided, however, that a portion of the Australian Dollar 2012 Loan in the minimum amount of A$5,000,000 (and in integral multiples of A$100,000 in excess thereof) or, if less, the aggregate then remaining unfunded Commitments allocable thereto (the “Australian Dollar First Delayed Draw Tranche”) may be advanced to each of one or more Australia Borrowers pursuant to one or more Advances during the First Delayed Draw Period; provided further that (x) the conditions in Section 3.02 shall have been satisfied and (y) the aggregate amounts advanced to the Australia Borrowers pursuant to the Australian Dollar First Delayed Draw Tranche shall not exceed the Commitments therefor, if any, set forth in Schedule I.

(B) Australian Dollar 2013 Loan. Subject to and upon the terms and conditions set forth herein, each Lender with an Australian Dollar Commitment as of the Amendment Effective Date severally agrees, on the terms and conditions hereinafter set forth, to make the Australian Dollar 2013 Loan in Australian Dollars as a single Advance to each of one or more Australia Borrowers on the Amendment Effective Date; provided, however, that a portion of the Australian Dollar 2013 Loan in the minimum amount of A$5,000,000 (and in integral multiples of A$100,000 in excess thereof) or, if less, the aggregate then remaining unfunded Commitments allocable thereto (the “Australian Dollar Second Delayed Draw Tranche”) may be advanced to each of one or more Australia Borrowers pursuant to one or more Advances during the Second Delayed Draw Period; provided further that (x) the conditions in Section 3.02 shall have been satisfied and (y) the aggregate amounts advanced to the Australia Borrowers pursuant to the Australian Dollar Second Delayed Draw Tranche shall not exceed the Commitments therefor, if any, set forth in Schedule I.

(vii) Supplemental Tranche Loan. Subject to and upon the terms and conditions set forth herein, each Lender with a Supplemental Tranche Commitment severally agrees, on the terms and conditions hereinafter set forth, to make the Supplemental Tranche Loan in the applicable Supplemental Tranche Currency as a single Advance to each of one or more Supplemental Borrowers on the applicable Supplemental Tranche Effective Date.

(viii) Commitment Increase. Subject to upon the terms and conditions set forth herein, each Increasing Lender severally agrees, on the terms and conditions hereinafter set forth, to fund each Commitment Increase as a single Advance to each of one or more applicable Borrowers on the applicable Increase Date as contemplated by Section 2.16.

(ix) No Reborrowing. Any amount borrowed and repaid hereunder in respect of the U.S. Dollar Loan, the Sterling Loan, the Euro Loan, the Euro French Loan, the Singapore Dollar Loan, the Australian Dollar Loan or any Supplemental Tranche Loan may not be reborrowed.

SECTION 2.02. Making the Advances; Applicable Borrowers. (a) Each Borrowing shall be made on notice, given not later than the applicable Notice of Borrowing Deadline by the applicable Borrower to the Administrative Agent, and with respect to the initial Borrowing, such notice may be provided to the Administrative Agent prior to the date hereof. The Administrative Agent shall provide each relevant Lender with prompt notice thereof by e-mail, telex or facsimile. Each such notice of a Borrowing (a “Notice of Borrowing”) shall be in writing and sent by e-mail, telex or facsimile, in each case in substantially the form of Exhibit B hereto, specifying therein the requested (i) date of such Borrowing, (ii) Tranche under which such Borrowing is requested, (iii) Type of Advances comprising such Borrowing, (iv) aggregate amount of such Borrowing, (v) except in the case of a Borrowing consisting of Base Rate Advances, the initial Interest Period for each such Advance, (vi) in the case of a Borrowing under a Supplemental Tranche Loan, the currency of such Advances, and (vii) the applicable Borrower or Borrowers proposing such Borrowing. Each Lender with a Commitment in respect of the applicable Tranche shall, before the applicable Funding Deadline make available for the account of its Applicable Lending Office to the Administrative Agent at the applicable Administrative Agent’s Account, in same day funds, such Lender’s ratable portion of such Borrowing in accordance with the respective Commitments of such Lender and the other Lenders in respect of the applicable Tranche. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the applicable Borrower by crediting the Borrower’s Account.

(a) Each Notice of Borrowing shall be irrevocable and binding on the Borrowers. In the case of any Borrowing other than the Borrowing of a Base Rate Advance, the Borrowers shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in

Article III, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

(b) Unless the Administrative Agent shall have received notice from a Lender prior to (w) the date of any Borrowing consisting of any Advance (other than a Base Rate Advance, an Advance in respect of the Sterling Loan or an Advance in respect of the Euro Loan or the Euro French Loan), (x) 12:00 P.M. (London time) on the Business Day immediately prior to the date of any Borrowing consisting of any Advance in respect of the Sterling Loan or an Advance in respect of the Euro Loan or the Euro French Loan, (y) 12:00 P.M. (Singapore time) on the Business Date immediately prior to the date of any Borrowing consisting of any Advance in respect of the Singapore Dollar Loan or the Australian Dollar Loan or an Advance in respect of a Supplemental Tranche Loan denominated in Hong Kong Dollars or (z) 2:00 P.M.(New York City time) on the date of any Borrowing consisting of Base Rate Advances, that such Lender will not make available to the Administrative Agent such Lender’s ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and, the Administrative Agent may, in reliance upon such assumption, notwithstanding the last sentence of Section 2.02(a), make available to the applicable Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrowers severally agree to repay or pay to the Administrative Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to any Borrower until the date such amount is repaid or paid to the Administrative Agent, at (i) in the case of the Borrowers, the higher of (A) the interest rate applicable at such time under Section 2.06 to Advances comprising such Borrowing and (B) the cost of funds incurred by the Administrative Agent in respect of such amount in the case of Advances denominated in Committed Foreign Currencies and (ii) in the case of such Lender, (A) the Federal Funds Rate in the case of Advances in respect of the U.S. Dollar Loan or (B) the cost of funds incurred by the Administrative Agent in respect of such amount in the case of all other Advances. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender’s Advance as part of such Borrowing for all purposes.

(c) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

(d) Except to the extent contemplated in Section 2.16, Section 2.17 and the provisos in Sections 2.01(a)(i) through (vi), (i) the U.S. Borrowers may request and receive only one Borrowing hereunder in respect of the U.S. Dollar Loan, (ii) the Sterling Borrowers may request and receive only one Borrowing hereunder in respect of the Sterling Loan, (iii) the Euro Borrowers may request and receive only one Borrowing hereunder in respect of the Euro Loan, (iv) the Euro France Borrowers may request and receive only one Borrowing hereunder in respect of the Euro French Loan (v) the Singapore Borrower may request and receive only one Borrowing hereunder in respect of the Singapore Dollar Loan, (vi) the Australia Borrowers may request and receive only one Borrowing hereunder in respect of the Australian Dollar Loan, and (vii) the applicable Supplemental Tranche Borrowers may request and receive only one Borrowing hereunder in respect of any Supplemental Tranche Loan. For the avoidance of doubt, the foregoing shall not limit the Borrowers from selecting multiple Interest Periods hereunder with respect to such Borrowings.

(e) All Advances in respect of the U.S. Dollar Loan shall be advanced to one or more U.S. Dollar Borrowers. All Advances in respect of the Sterling Loan shall be advanced to one or more Sterling Borrowers. All Advances in respect of the Euro Loan shall be advanced to one or more Euro Borrowers. All Advances in respect of the Euro French Loan shall be advanced to one or more Euro France Borrowers. All Advances in respect of the Singapore Dollar Loan shall be advanced to one or more Singapore Borrowers. All Advances in respect of the Australian Dollar Loan shall be advanced to one or more Australia Borrowers. All

Advances in respect of any Supplemental Tranche Loan shall be advanced to one or more Supplemental Borrowers that are Borrowers under the applicable Supplemental Tranche Loan. Each Borrower shall be liable for the Advances made to such Borrower only, provided that (x) if, in accordance with a Notice of Borrowing, an Advance is made to more than one Borrower as set forth in a single Notice of Borrowing, all such Borrowers specified in such Notice of Borrowing shall be jointly and severally liable with respect to such Advance and (y) nothing in this sentence shall impair or limit the liability or obligations of the Operating Partnership in its capacity as a Guarantor hereunder.

(f) Anything in subsection (a) above to the contrary notwithstanding, (i) no Borrower may select Eurocurrency Rate Advances for the initial Borrowing hereunder or for any Borrowing if the obligation of the Lenders to make Eurocurrency Rate Advances shall then be suspended pursuant to Section 2.06(d)(ii), 2.08 or 2.09, and (ii) there may not be more than thirty-six (36) separate Interest Periods outstanding at any time.

(g) Each Lender may, at its option, make any Advance available to any Borrower by causing any foreign or domestic branch or Affiliate of such Lender to make such Advance; provided, however, that (i) any exercise of such option shall not affect the obligation of such Borrower in accordance with the terms of this Agreement and (ii) nothing in this Section 2.02(h) shall be deemed to obligate any Lender to obtain the funds for any Advance in any particular place or manner or to constitute a representation or warranty by any Lender that it has obtained or will obtain the funds for any Advance in any particular place or manner.

(h) The Borrowers irrevocably and for value authorize each Lender that at any time holds a Commitment denominated in Australian Dollars (at the option of such Lender) from time to time (i) to prepare reliquefication bills of exchange in relation to any Advance under the Australian Dollar Loan and (ii) to sign them as drawer or endorser in the name of and on behalf of any Borrower. The total face amount of reliquefication bills prepared by any such Lender and outstanding in relation to any such Advance must not at any time exceed (A) such Lender’s share of the principal amount of such Advance plus (B) the total interest on that share over the relevant Interest Period. Reliquefication bills must mature on or before the last day of the relevant Interest Period. Each such Lender may realize or deal with any reliquefication bill prepared by it as it thinks fit. Each such Lender shall indemnify the Borrowers on demand against all liabilities, costs and expenses incurred by any Borrower by reason of it being a party to a reliquefication bill prepared by such Lender. The immediately preceding sentence shall not affect any obligation of the Borrowers under any Loan Document. In particular, the obligations of the Borrowers to make payments under the Loan Documents are not in any way affected by any liability of any Lender, contingent or otherwise, under the indemnity in this Section 2.02(i). If a reliquefication bill prepared by any such Lender is presented to a Borrower and such Borrower discharges it by payment, the amount of that payment will be deemed to have been applied against the moneys payable to such Lender hereunder. Only a Lender with a Commitment denominated in Australian Dollars will have recourse to any Borrower under any reliquefication bill.

SECTION 2.03. Repayment of Advances. On the Maturity Date, the Borrowers shall repay to the Administrative Agent for the ratable account of the Lenders the aggregate outstanding principal amount of the Advances then outstanding.

SECTION 2.04. Termination or Reduction of the Commitments. (a) Upon each repayment or prepayment of the Advances, the aggregate Commitments of the Lenders in the applicable Tranche shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the amount by which the aggregate Commitments with respect to such Tranche immediately prior to such reduction exceed the aggregate unpaid principal amount of the Advances outstanding in respect of such Tranche after giving effect to such repayment or prepayment of the Advances. Except to the extent contemplated in Section 2.16 or Section 2.17, once reduced, a Commitment may not be increased.

(b) The Borrowers may, if no Notice of Borrowing is then outstanding, terminate the unused amount of the Commitment of a Defaulting Lender upon notice to the Administrative Agent (which will promptly notify the Lenders thereof), and in such event the provisions of Section 2.10(g) and Section 2.12(b) will apply to all amounts thereafter paid by the Borrowers for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts), provided that such termination will not be deemed to be a waiver or release of any claim the Borrowers, the Administrative Agent or any Lender may have against such Defaulting Lender.

SECTION 2.05. Prepayments. (a) Optional. The Borrowers may, upon (x) same day notice in the case of Base Rate Advances and (y) two Business Days’ notice in the case of Floating Rate Advances received no later than 1:00 P.M. (local time) (or, in the case of the Sterling Loan, the Euro Loan and the Euro French Loan, 2:00 P.M. (London time)) on the second Business Day prior to the proposed prepayment date, in each case to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrowers shall, prepay the outstanding aggregate principal amount of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid; provided, however, that (i) each partial prepayment under any Tranche shall be in an aggregate principal amount not less than the applicable Prepayment Minimum or an integral multiple in excess thereof of $100,000 in the case of the U.S. Dollar Loan, £100,000 in the case of the Sterling Loan, S$100,000 in the case of the Singapore Dollar Loan, €100,000 in the case of the Euro Loan or the Euro French Loan, A$100,000 in the case of the Australian Dollar Loan, H$100,000 in the case of any Supplemental Tranche Loan denominated in Hong Kong Dollars or ¥10,000,000 in the case of any Supplemental Tranche Loan denominated in Yen or, if less, the amount of the Advances outstanding, and (ii) if any prepayment of an Advance (other than a Base Rate Advance) is made on a date other than the last day of an Interest Period for such Advance, the Borrower shall also pay any amounts owing pursuant to Section 9.04(c).

(b) Mandatory. (i) The Borrowers shall, on each Business Day, prepay an aggregate principal amount of Unsecured Debt in an amount equal to the amount by which Unsecured Debt exceeds the Maximum Unsecured Debt Percentage of Total Unencumbered Asset Value.

(ii) All prepayments under this subsection (b), to the extent constituting a prepayment of Advances hereunder, shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid.

SECTION 2.06. Interest. (a) Scheduled Interest. The Borrowers shall pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

(i) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (A) the Base Rate in effect from time to time plus (B) the Applicable Margin in effect from time to time, payable in arrears quarterly on the last day of each December, March, June and September during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

(ii) Floating Rate Advances. During such periods as such Advance is a Floating Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the applicable Floating Rate for such Interest Period for such Advance plus (B) the Applicable Margin in effect on the first day of such Interest Period plus (C) if any Floating Rate Advance is made by a Lender from its Applicable Lending Office located in the United Kingdom or a Participating Member State, the Mandatory Cost, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Floating Rate Advance shall be Converted or paid in full. Advances in respect of the Singapore Dollar Loan, the Sterling Loan, the Euro Loan, the Euro French Loan, the Australian Dollar Loan and each Supplemental Tranche Loan shall be Floating Rate Advances.

(b) Default Interest. Upon the occurrence and during the continuance of an Event of Default of the type described in Section 6.01(a) or (f) or, at the election of the Administrative Agent and the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, the Borrowers shall pay interest (which interest shall be payable both before and after the Administrative Agent has obtained a judgment with respect to the Facility) on (i) the unpaid principal amount of each Advance owing to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a)(i) or (a)(ii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable under the Loan Documents that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid, in the case of interest, on the Type of Advance on which such interest has accrued pursuant to clause (a)(i) or (a)(ii) above and, in all other cases, on Base Rate Advances pursuant to clause (a)(i) above.

(c) Notice of Interest Period and Interest Rate. Promptly after receipt of a Notice of Borrowing pursuant to Section 3.02, a notice of Conversion pursuant to Section 2.08 or a notice of selection of an Interest Period pursuant to the terms of the definition of “Interest Period”, the Administrative Agent shall give notice to the Borrowers and each Lender of the applicable Interest Period and the applicable interest rate determined by the Administrative Agent for purposes of clause (a)(i) or (a)(ii) above.

(d) Interest Rate Determination. (i) [Reserved].

(ii) If Reuters Screen LIBOR01 Page or LIBOR02 Page (or, with respect to Eurocurrency Rate Advances denominated in Euros, Reuters Screen EURIBOR01 Page) is unavailable and the Administrative Agent is unable to determine the Eurocurrency Rate for any Eurocurrency Rate Advances, as provided in the definition of Eurocurrency Rate herein,

(A) the Administrative Agent shall forthwith notify the Borrower and the Lenders that the interest rate cannot be determined for such Eurocurrency Rate Advances,

(B) each such Eurocurrency Rate Advance under the U.S. Dollar Loan will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and, with respect to any Eurocurrency Rate Advances in respect of any other Tranche, after the last day of the then existing Interest Period, the interest rate on each Lender’s share of such Eurocurrency Rate Advance shall be the rate per annum which is the sum of (i) the rate notified to the Administrative Agent by such Lender as soon as practicable and in any event before interest is due to be paid in respect of the applicable Interest Period, to be that which expresses as a percentage rate per annum the cost to such Lender of funding its share of such Advance from whatever source it may reasonably select plus (ii) the Applicable Margin, and

(C) the obligation of the Lenders to make, or to Convert Advances into, Eurocurrency Rate Advances shall be suspended until the Administrative Agent shall notify the Borrowers and the Lenders that the circumstances causing such suspension no longer exist with respect to such Eurocurrency Rate Advances.

(e) Market Disruption Events. If a Market Disruption Event occurs in relation to an Advance for any Interest Period for which the Floating Rate was to have been based on SOR, BBR or HIBOR or the Screen Rate, then the interest rate on each Lender’s share of such Advance for such Interest Period shall be the rate per annum which is the sum of (i) the rate notified to the Administrative Agent by such Lender as soon as practicable and in any event no later than five (5) Business Days before interest is due to be paid in respect of such Interest Period, to be that which expresses as a percentage rate per annum the cost to such Lender of funding its share of such Advance from whatever source it may reasonably select plus (ii) the Applicable Margin. If a Market Disruption Event occurs and the Administrative Agent or any Borrower so requires, the Administrative Agent and such Borrower shall enter into negotiations (for a period of not more than thirty (30) days) with a view to agreeing a substitute basis for determining the rate of interest. Any alternative basis agreed pursuant to the immediately preceding sentence shall, with the prior consent of all of the Lenders in the applicable Tranche and the Borrowers, be binding on all parties.

(f) Additional Reserve Requirements. Each applicable Borrower shall pay to each Lender (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Floating Rate Advance equal to the actual costs of such reserves allocated to such Advance by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent fraud or manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the funding of the Floating Rate Advances, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent fraud or manifest error), which in each case shall be due and payable on each date on which interest is payable on such Advance, provided that each applicable Borrower shall have received at least 15 days’ prior notice (with a copy to the Administrative Agent) of such additional interest or costs from such Lender. If a Lender fails to give notice 15 days prior to the relevant interest payment date, such additional interest or costs shall be due and payable 15 days after receipt of such notice. Amounts payable pursuant to this Section 2.06(f) shall be without duplication of any other component of interest payable by the Borrowers hereunder.

SECTION 2.07. Fees. (a) Fee Letter. The Borrowers shall pay the fees, in the amounts and on the dates, set forth in the Fee Letter and such other fees as may from time to time be agreed between the Borrowers and the Administrative Agent.

(b) Ticking Fee. (i) With respect to each First Delayed Draw Tranche, the Borrowers under the Tranche in which such First Delayed Draw Tranche forms a part shall pay to the Administrative Agent for the account of the Lenders in the applicable First Delayed Draw Tranche (other than any Defaulting Lenders) a ticking fee (each, a “Ticking Fee”) in the Primary Currency of the applicable First Delayed Draw Tranche in accordance with this Section 2.07(b)(i). Each Ticking Fee shall accrue from the date that is thirty (30) days after the Closing Date until the earlier of (i) the last day of the First Delayed Draw Period or (ii) the date on which the full amount of the applicable First Delayed Draw Tranche (the “2012 Ticking Fee Accrual Date”) is advanced to the applicable Borrowers in an amount equal to 0.20% per annum of the unused portion of the Commitments under the applicable First Delayed Draw Tranche and shall be payable in full to the Administrative Agent on the 2012 Ticking Fee Accrual Date for the account of the applicable Lenders on a pro rata basis in accordance with their respective Commitments to the Tranche in which the applicable First Delayed Draw Tranche forms a part.

(ii) With respect to each Second Delayed Draw Tranche, the Borrowers under the Tranche in which such Second Delayed Draw Tranche forms a part shall pay to the Administrative Agent for the account of the Lenders in the applicable Second Delayed Draw Tranche (other than any Defaulting Lenders) a Ticking Fee in the Primary Currency of the applicable Second Delayed Draw Tranche in accordance with this Section 2.07(b)(ii). Each Ticking Fee shall accrue from the date that is thirty (30) days after the Amendment Effective Date until the earlier of (i) the last day of the Second Delayed Draw Period or (ii) the date on which the full amount of the applicable Second Delayed Draw Tranche (the “2013 Ticking Fee Accrual Date”) is advanced to the applicable Borrowers in an amount equal to 0.20% per annum of the unused portion of the Commitments under the applicable Second Delayed Draw Tranche and shall be payable in full to the Administrative Agent on the 2013 Ticking Fee Accrual Date for the account of the applicable Lenders on a pro rata basis in accordance with their respective Commitments to the Tranche in which the applicable Second Delayed Draw Tranche forms a part.

(c) Extension Fee. The Borrowers shall pay to the Administrative Agent on each Extension Date, for the account of each Lender, a Facility extension fee, in an amount equal to 0.075% of each Lender’s Commitment then outstanding.

(d) Defaulting Lenders and Fees. Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, such Defaulting Lender will not be entitled to any fees accruing during such period pursuant to Section 2.07(a) or (b) (without prejudice to the rights of the Non-Defaulting Lenders in respect of such fees).

SECTION 2.08. Conversion of Advances. (a) Optional. Any Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 1:00 P.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.07 and 2.10, Convert all or any portion of the Advances in respect of the U.S. Dollar Loan of one Type comprising the same Borrowing into Advances denominated in Dollars of the other Type; provided, however, that any Conversion of Eurocurrency Rate Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Eurocurrency Rate Advances, any Conversion of Base Rate Advances into Eurocurrency Rate Advances shall be in an amount not less than U.S.$1,000,000, no Conversion of any Advances shall result in more separate Borrowings than permitted under Section 2.02(c) and each Conversion of Advances comprising part of the same Borrowing in respect of the U.S. Dollar Loan shall be made ratably among the applicable Lenders in accordance with their Commitments under such Tranche. Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Dollar denominated Advances to be Converted and (iii) if such Conversion is into Eurocurrency Rate Advances, the duration of the initial Interest Period for such Advances. Each notice of Conversion shall be irrevocable and binding on the Borrowers.

(b) Mandatory. (i) On the date on which the aggregate unpaid principal amount of Eurocurrency Rate Advances comprising any Borrowing in respect of the U.S. Dollar Loan shall be reduced, by payment or prepayment or otherwise, to less than $1,000,000, such Advances shall automatically as of the last day of the then applicable Interest Period Convert into Base Rate Advances.

(ii) If the Borrowers shall fail to select the duration of any Interest Period for any Floating Rate Advance, an Interest Period of one month shall apply.

(iii) Upon the occurrence and during the continuance of any Event of Default, if the applicable Tranche Required Lenders so request in writing to the Administrative Agent and the Borrowers, (A) each Floating Rate Advance in respect of such Tranche will automatically, on the last day of the then existing Interest Period therefor, be Converted into a Base Rate Advance and (B) the obligation of the applicable Lenders to make, or to Convert Advances into, Floating Rate Advances shall be suspended.

SECTION 2.09. Increased Costs, Etc. (a) If, due to either (i) the introduction of or any change in or in the interpretation, administration or application of any law or regulation or (ii) compliance with any law or regulation made after the date of this Agreement there shall be (i) a reduction in the rate of return from a Tranche or on a Lender’s (or its Affiliate’s) overall capital, (ii) any additional or increased cost or (iii) a reduction of any amount due and payable under any Loan Document, which is incurred or suffered by any Lender or any of its Affiliates to the extent that it is attributable to that Lender agreeing to make or of making, funding or maintaining Floating Rate Advances or funding or performing its obligations under any Loan Document (excluding, for purposes of this Section 2.09, any such increased costs compensated for by the payment of the Mandatory Cost or resulting from (A) Indemnified Taxes or Other Taxes (as to which Section 2.11 shall govern), (B) changes in the rate or basis of taxation of overall net income or overall gross income by the United States, by any jurisdiction in which a Borrower is located or by the foreign jurisdiction or state under the laws of which such Lender is organized or has its Applicable Lending Office or any political subdivision thereof, (C) any Tax attributable to any Lender’s failure or inability (other than any inability as a result of a change in law) to comply with Section 2.11(e), (D) any U.S. federal withholding tax imposed pursuant to FATCA or (E) the willful breach by the relevant Lender or any of its Affiliates of any law or regulation or the terms of any Loan Document), then the Borrowers shall from time to time, within 10 Business Days after demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost; provided, however, that a Lender claiming additional amounts under this Section 2.09(a) agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost that may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate as to the amount of such increased cost shall be submitted to the Borrowers by such Lender and shall be conclusive and binding for all purposes, absent fraud or manifest error.

(b) If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital or liquidity required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital or liquidity is increased by or based upon the existence of such Lender’s Commitments hereunder and other commitments of such type, then, within 10 Business Days after demand by such Lender or such corporation (with a copy of such demand to the Administrative Agent), the Borrowers shall pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital or liquidity to be allocable to the existence of such Lender’s commitment to lend hereunder. A certificate as to such amounts submitted to the Borrowers by such Lender shall be conclusive and binding for all purposes, absent manifest error. For purposes of this Section 2.09, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, guidelines, and directives in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to have gone into effect and been adopted after the date of this Agreement.

(c) If, with respect to any Eurocurrency Rate Advances in respect of the U.S. Dollar Loan, the Tranche Required Lenders for the U.S. Dollar Loan notify the Administrative Agent that the Eurocurrency Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurocurrency Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrowers and the Lenders, whereupon (i) each such Eurocurrency Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance, and (ii) the obligation of the Lenders under the U.S. Dollar Loan to make, or to Convert Advances into, Eurocurrency Rate Advances shall be suspended until the Administrative Agent shall notify the Borrowers that such Lenders have determined that the circumstances causing such suspension no longer exist. If, with respect to any Floating Rate Advances not described in the first sentence of this Section 2.10(c), the Tranche Required Lenders for any Tranche other than the U.S. Dollar Loan notify the Administrative Agent that the Floating Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Floating Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrowers and the Lenders, whereupon (x) the obligation of the Lenders to make such Floating Rate Advances shall be suspended and (y) with respect to any Floating Rate Advances that are then outstanding under any Tranche (other than the U.S. Dollar Loan), such Floating Rate Advances shall thereafter bear interest at an interest rate on each Lender’s share of such Floating Rate Advance at the rate per annum which is the sum of (1) the rate notified to the Administrative Agent by such Lender as soon as practicable and in any event before interest is due to be paid in respect of the applicable Interest Period, to be that which expresses as a percentage rate per annum the cost to such Lender of funding its share of such Floating Rate Advance from whatever source it may reasonably select plus (2) the Applicable Margin, in each case until the Administrative Agent shall notify the Borrowers that such Lenders have determined that the circumstances causing such suspension no longer exist.

(d) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Applicable Lending Office to perform its obligations hereunder to make Floating Rate Advances or to fund or continue to fund or maintain Floating Rate Advances in any currency hereunder or if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful for any Lender to purchase or sell or to take deposits of, any applicable currency in the Relevant Interbank Market, then, on notice thereof and demand therefor by such Lender to the Borrowers through the Administrative Agent, (i) each Eurocurrency Rate Advance by such Lender made pursuant to the U.S. Dollar Loan will automatically, upon such demand, Convert into a Base Rate Advance and (ii) the obligation of such Lenders to make, continue or Convert Advances into, Floating Rate Advances shall be suspended until the Administrative Agent shall notify the Borrowers that such Lender has determined that the circumstances causing such suspension no longer exist; provided, however, that, before making any such demand, such Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would allow such Lender or its Applicable Lending Office to continue to perform its obligations to make Floating Rate Advances or to continue to fund or maintain Floating Rate Advances and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. The conversion of any Eurocurrency Rate Advance of any Lender to a Base Rate Advance or the suspension of any obligation of any Lender to make any Floating Rate Advance pursuant to the provisions of this Section 2.09(d) shall not affect the obligation of any other Lender to continue to make Eurocurrency Rate Advances in accordance with the terms of this Agreement.

(e) Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 2.09 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that no Borrower shall be required to compensate a Lender pursuant to the foregoing provisions of this Section 2.09 for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender, notifies the Operating Partnership of the event or circumstance giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the event or circumstance giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).

(f) If (i) any Lender is a Defaulting Lender, (ii) any Lender requests compensation pursuant to Section 2.09(a) or Section 2.09(b), (iii) any Lender gives notice pursuant to Section 2.09(c) or Section 2.09(d) or (iv) any Borrower is required to make payment to any Lender pursuant to Section 2.11 (any such Lender, an “Affected Lender”), then the Operating Partnership shall have the right, upon written demand to such Affected Lender and the Administrative Agent at any time thereafter to cause such Affected Lender to assign its rights and obligations under this Agreement (including, without limitation, its Commitment or Commitments, the Advances owing to it and the Note or Notes, if any, held by it) to a Replacement Lender, provided that the proposed assignment does not conflict with applicable laws. The Replacement Lender shall purchase such interests of the Affected Lender at par and shall assume the rights and obligations of the Affected Lender under this Agreement upon execution by the Replacement Lender of an Assignment and Acceptance delivered pursuant to Section 9.07; provided, however, the Affected Lender shall be entitled to indemnification as otherwise provided in this Agreement with respect to any events occurring prior to such assignment. Any Lender that becomes a Affected Lender agrees that, upon receipt of notice from the Borrowers given in accordance with this Section 2.09(f) it shall promptly execute and deliver an Assignment and Acceptance with a Replacement Lender as contemplated by this Section 2.09(f). The execution and delivery of any such Assignment and Acceptance shall not be deemed to comprise a waiver of claims against any Affected Lender by the Borrowers or the Administrative Agent or a waiver of any claims against the Borrowers or the Administrative Agent by the Affected Lender. Notwithstanding the foregoing, a Lender shall not be required to make any assignment pursuant to this Section 2.09(f) if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Operating Partnership to require such assignment cease to apply.

SECTION 2.10. Payments and Computations. (a) The Borrowers shall make each payment hereunder with respect to principal of, interest on, and other amounts relating to, Advances in respect of (v) the U.S. Dollar Loan not later than 2:00 P.M. (New York City time), (w) the Sterling Loan, the Euro Loan or the Euro French Loan not later than 2:00 P.M. (London time), (x) the Singapore Dollar Loan not later than 2:00 P.M. (Singapore time), (y) the Australian Dollar Loan not later than 2:00 P.M. (Sydney time), or (z) any other Tranche not later than 2:00 P.M. (local time), in each case, on the day when due, irrespective of any right of counterclaim or set-off (except as otherwise provided in Section 2.12), to the Administrative Agent at the applicable Administrative Agent’s Account in same day funds, with payments being received by the Administrative Agent after such time being deemed to have been received on the next succeeding Business Day. Each payment shall be made by the Borrowers in the currency of the applicable Advance to which the applicable payment relates, except to the extent required otherwise hereunder, and the Administrative Agent shall not be obligated to accept a payment that is not in the correct currency. The Administrative Agent will promptly thereafter cause like funds to be distributed (i) if such payment by any Borrower is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the other Loan Documents to more than one Lender, to such Lenders for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lenders in accordance with the applicable Standing Payment Instructions and (ii) if such payment by any Borrower is in respect of any Obligation then payable hereunder to one Lender, to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon any Acceding Lender becoming a Lender hereunder as a result of a Commitment Increase pursuant to Section 2.16 or making a Supplemental Tranche Commitment pursuant to Section 2.17 and upon the Administrative Agent’s receipt of such Lender’s Lender Accession Agreement and recording of the information contained therein in the Register, from and after the applicable Increase Date, the Administrative Agent shall make all payments hereunder and under any Notes issued in connection therewith in respect of the interest assumed thereby in accordance with the applicable Standing Payment Instructions. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(d), from and after the applicable Transfer Date, the Administrative Agent shall make all payments hereunder and under any Notes issued in connection therewith in respect of the interest assigned thereby to the Lender assignee thereunder in accordance with such Lender assignee’s Standing Payment Instructions, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves. If the Administrative Agent has notified the parties to any Assignment and Acceptance that the Administrative Agent is able to distribute interest payments on a “pro rata basis” to the assignor and assignee Lenders, then in respect of any assignment pursuant to Section 9.07, the effective date of which, in each case, is after the date of such notification and is not on the last day of an Interest Period (A) any interest or fees in respect of the relevant assigned interest in the Facility that are expressed to accrue by reference to the lapse of time shall continue to accrue in favor of the assignor Lender up to but excluding the Transfer Date (the “Accrued Amounts”) and shall become due and payable to the assignor Lender without further interest accruing on them on the last day of the current Interest Period (or, if the Interest Period is longer than six calendar months, on the next of the dates which falls at six monthly intervals after the first day of that Interest Period) and (B) the rights assigned or transferred by the assignor Lender will not include the right to the Accrued Amounts so that, for the avoidance of doubt: (1) when the Accrued Amounts become payable, those Accrued Amounts will be payable for the account of the assignor Lender and (2) the amount payable to the assignee Lender on that date will be the amount which would, but for the application of this Section 2.10(a), have been payable to it on that date, but after deduction of the Accrued Amounts.

(b) [Reserved].

(c) All computations of interest (i) based on the Base Rate and (ii) on Advances denominated in Sterling, Australian Dollars, Hong Kong Dollars, Singapore Dollars and any other Committed Foreign Currency (subject to clause (D) below) where the practice in the Relevant Interbank Market is to compute interest on the basis of a year of 365 or 366 days, as the case may be, shall, in each case, be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. All computations of fees and interest (A) on Advances in respect of the Euro Loan or the Euro French Loan, (B) on Advances in Yen, (C) on Advances in respect of the U.S. Dollar Loan based on the Eurocurrency Rate, (D) on Advances denominated in any other Committed Foreign Currency where the practice of the Relevant Interbank Market is to compute interest on the basis of a year of 360 days, and (E) based on the Federal Funds Rate shall, in each case, be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such fees or interest are payable. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(d) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, that if such extension would cause payment of interest on or principal of Floating Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

(e) Unless the Administrative Agent shall have received notice from any Borrower prior to the date on which any payment is due to any Lender hereunder that such Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender on such due date an amount equal to the amount then due such Lender. If and to the extent such Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at (i) the Federal Funds Rate in the case of Advances in respect of the U.S. Dollar Loan or (ii) the cost of funds incurred by the Administrative Agent in respect of such amount in the case of all other Advances.

(f) To the extent that the Administrative Agent receives funds for application to the amounts owing by any Borrower under or in respect of this Agreement or any Note in currencies other than the currency or currencies required to enable the Administrative Agent to distribute funds to the Lenders in accordance with the terms of this Section 2.10, the Administrative Agent shall be entitled to convert or exchange such funds into Dollars or into a Committed Foreign Currency or from Dollars to a Committed

Foreign Currency or from a Committed Foreign Currency to Dollars, as the case may be, to the extent necessary to enable the Administrative Agent to distribute such funds in accordance with the terms of this Section 2.10, provided that the Borrowers and each of the Lenders hereby agree that the Administrative Agent shall not be liable or responsible for any loss, cost or expense suffered by the Borrowers or such Lender as a result of any conversion or exchange of currencies effected pursuant to this Section 2.10(f) or as a result of the failure of the Administrative Agent to effect any such conversion or exchange; and provided further that the Borrowers agree to indemnify the Administrative Agent and each Lender, and hold the Administrative Agent and each Lender harmless, for any and all losses, costs and expenses incurred by the Administrative Agent or any Lender for any conversion or exchange of currencies (or the failure to convert or exchange any currencies) in accordance with this Section 2.10(f) save to the extent that it is found in a final non-appealable judgment of a court of competent jurisdiction that such loss, cost or expense resulted from the gross negligence or willful misconduct of the Administrative Agent or such Lender.

(g) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth below in this Section 2.10(g). Payments to the Lenders shall be in accordance with the applicable Standing Payment Instructions. Upon the occurrence and during the continuance of any Event of Default, Advances denominated in Committed Foreign Currencies will, at any time during the continuance of such Event of Default that the Administrative Agent determines it necessary or desirable to calculate the pro rata share of the Lenders on a Facility-wide basis, be converted on a notional basis into the Equivalent amount of Dollars solely for the purposes of making any allocations required under this Section 2.10(g) and Section 2.12(b). The order of priority shall be as follows:

(i) first, to the payment of all of the fees, indemnification payments, costs and expenses that are due and payable to the Administrative Agent (solely in its capacity as Administrative Agent) under or in respect of this Agreement and the other Loan Documents on such date, ratably based upon the respective aggregate amounts of all such fees, indemnification payments, costs and expenses owing to the Administrative Agent on such date;

(ii) second, to the payment of all of the indemnification payments, costs and expenses that are due and payable to the Lenders under Section 9.04 and any similar section of any of the other Loan Documents on such date, ratably based upon the respective aggregate amounts of all such indemnification payments, costs and expenses owing to the Lenders on such date;

(iii) third, to the payment of all of the amounts that are due and payable to the Administrative Agent and the Lenders under Sections 2.09 and 2.11 on such date, ratably based upon the respective aggregate amounts thereof owing to the Administrative Agent and the Lenders on such date;

(iv) fourth, to the payment of all of the fees that are due and payable to the Lenders under Section 2.07 on such date, ratably based upon the respective aggregate Commitments of the Lenders under the Facility on such date;

(v) fifth, to the payment of all of the accrued and unpaid interest on the Obligations of the Borrowers under or in respect of the Loan Documents that is due and payable to the Administrative Agent and the Lenders under Section 2.06(b) on such date, ratably based upon the respective aggregate amounts of all such interest owing to the Administrative Agent and the Lenders on such date;

(vi) sixth, to the payment of all of the accrued and unpaid interest on the Advances that is due and payable to the Administrative Agent and the Lenders under Section 2.06(a) on such date, ratably based upon the respective aggregate amounts of all such interest owing to the Administrative Agent and the Lenders on such date;

(vii) seventh, to the payment of the principal amount of all of the outstanding Advances that are due and payable to the Administrative Agent and the Lenders on such date, ratably based upon the respective aggregate amounts of all such principal obligations owing to the Administrative Agent and the Lenders on such date;

(viii) eighth, to the payment of all other Obligations of the Loan Parties owing under or in respect of the Loan Documents that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and

(ix) ninth, the remainder, if any, to the Borrowers for their own account.

SECTION 2.11. Taxes. (a) Any and all payments by any Borrower hereunder or under the Notes shall be made, in accordance with Section 2.10, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (collectively, “Taxes”), excluding (i) in the case of each Lender and the Administrative Agent, Taxes that are imposed on its net income by the United States (including branch profits Taxes or alternative minimum Tax) and Taxes that are imposed on its net income (and franchise or other similar Taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which such Lender or the Administrative Agent, as the case may be, is organized or any political subdivision thereof or, other than solely as a result of making Advances hereunder, the jurisdiction (or jurisdictions) in which it is otherwise conducting business or in which it is treated as resident for tax purposes and, in the case of each Lender, Taxes that are imposed on its net income (and franchise or other similar Taxes imposed in lieu thereof) by the state or foreign jurisdiction of such Lender’s Applicable Lending Office or any political subdivision thereof, (ii) any withholding Tax imposed on amounts payable to or for the account of the Administrative Agent or any Lender at the time the Administrative Agent or such Lender, as applicable, becomes a party hereto or, with respect to any Tranche, initially acquires an interest in a Loan in such Tranche (other than pursuant to a transfer of rights and obligations under Section 2.09(f)) or such Lender designates a new Applicable Lending Office, except in each case to the extent that, pursuant to this Section 2.11(a) or Section 2.11(c), amounts with respect to such Tax was payable to such Lender’s or the Administrative Agent’s assignor immediately before such Lender or the Administrative Agent became a party hereto or, with respect to any Tranche, initially acquired an interest in a Loan in such Tranche or to such Lender immediately before it changed its Applicable Lending Office, (iii) any Tax attributable to any Lender’s or the Administrative Agent’s failure or inability (other than any inability as a result of a change in law) to comply with Section 2.11(e), and (iv) any U.S. federal withholding tax imposed pursuant to Sections 1471 through 1474 of the Internal Revenue Code (or any amended or successor version that is substantively comparable), including any current or future implementing Treasury Regulations and administrative pronouncements thereunder and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code (collectively, “FATCA”) (all such excluded Taxes in respect of payments hereunder or under the Notes being referred to as “Excluded Taxes”, and all Taxes other than Other Taxes and Excluded Taxes being referred to as “Indemnified Taxes”). If any Borrower or the Administrative Agent shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or the Administrative Agent, as the case may be, (i) to the extent such Taxes are Indemnified Taxes, the sum payable by such Borrower shall be increased as may be necessary so that after such Borrower and the Administrative Agent have made all required deductions (including deductions applicable to additional sums payable under this Section 2.11) such Lender or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower or the Administrative Agent, as the case may be, shall make all such deductions and (iii) such Borrower or the Administrative Agent, as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

(b) In addition, the Borrowers shall pay any present or future stamp, documentary, excise, property, intangible, mortgage recording or similar taxes, charges or levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Agreement, or any other Loan Document (“Other Taxes”). All payments to be made by the Loan Parties under or in connection with the Loan Documents have been calculated without regard to Indirect Tax. If all or part of any such payment is the consideration for a taxable supply or chargeable with Indirect Tax and if the Administrative Agent or any Lender is liable to pay such Indirect Tax to the relevant tax authorities then, when the applicable Loan Party makes the payment (i) it must pay to the Administrative Agent or the applicable Lender, as the case may be, an additional amount equal to that payment (or part) multiplied by the appropriate rate of Indirect Tax and (ii) the Administrative Agent or such Lender, as applicable, shall promptly provide to the applicable Loan Party a tax invoice complying with the relevant law relating to such Indirect Tax; provided, however, that with respect to the Sterling Loan, the Euro Loan, the Euro French Loan and any Supplemental Tranche Loan denominated in Yen, the applicable Lender and not the Administrative Agent shall provide any such tax invoices to the applicable Loan Party. Where a Loan Document requires a Loan Party to reimburse the Administrative Agent or any Lender, as applicable, for any costs or expenses, such Loan Party shall also at the same time pay and indemnify the Administrative Agent or such Lender, as applicable, an amount equal to any Indirect Tax incurred by the Administrative Agent or such Lender, as applicable, in respect of the costs or expenses, save to the extent that that the Administrative Agent or such Lender, as applicable, is entitled to repayment or credit in respect of the Indirect Tax. The Administrative Agent or such Lender, as applicable, will promptly provide to the applicable Loan Party a tax invoice complying with the relevant law relating to that Indirect Tax; provided, however, that with respect to the Sterling Loan, the Euro Loan, the Euro French Loan and any Supplemental Tranche Loan denominated in Yen, the applicable Lender and not the Administrative Agent shall provide any such tax invoices to the applicable Loan Party.

(c) Without duplication of Sections 2.11(a) or 2.11(b), the Borrowers shall indemnify each Lender and the Administrative Agent for and hold them harmless against the full amount of Indemnified Taxes and Other Taxes, and for the full amount of Indemnified Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.11, imposed on or paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, additions to tax, interest and reasonable expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor; provided, however, that the Borrowers shall not be obligated to make payment to any Lender or the Administrative Agent, as the case may be, pursuant to this Section 2.11 in respect of any penalties, interest and other liabilities attributable to Indemnified Taxes or Other Taxes to the extent such penalties, interest and other liabilities are attributable to the gross negligence or willful misconduct of such Lender or the Administrative Agent, as the case may be, as found in a final, non-appealable judgment of a court of competent jurisdiction.

(d) As soon as practicable after the date of any payment of Taxes, the Borrowers shall furnish to the Administrative Agent, at its address referred to in Section 9.02, the original or a certified copy of a receipt evidencing such payment or, if such receipts are not obtainable, other evidence of such payments by the Borrowers reasonably satisfactory to the Administrative Agent.

(e) (i) Any Lender (which, for purposes of this Section 2.11(e) shall include the Administrative Agent) that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrowers and the Administrative Agent, upon becoming a party to this Agreement and at the time or times reasonably requested by any Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrowers or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, upon becoming a party to this Agreement and if reasonably requested by a Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by such Borrower or the Administrative Agent as will enable such Borrower or the Administrative Agent to determine whether or not such entity is subject to withholding or information reporting requirements with respect to such Lender.

(ii) Without limiting the generality of the foregoing: (A) any Lender that is a U.S. person (as defined in Section 7701(a)(30) of the Internal Revenue Code) shall deliver to the Borrowers and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), executed originals of Internal Revenue Service Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) each Lender that is not a U.S. person (as defined in Section 7701(a)(30) of the Internal Revenue Code) (each, a “Foreign Lender”) shall, to the extent that it is legally entitled to do so, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender, and on the Transfer Date with respect to the Assignment and Acceptance or the date of the Lender Accession Agreement pursuant to which it becomes a Lender in the case of each other Lender, and from time to time thereafter as requested in writing by the Borrowers or the Administrative Agent (but only so long thereafter as such Lender remains lawfully able to do so), provide each of the Administrative Agent and the Borrowers (1) in the case of a Foreign Lender that is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (x) a statement in a form agreed to between the Administrative Agent and the Borrowers to the effect that such Lender is eligible for a complete exemption from withholding of United States Taxes under Section 871(h) or 881(c) of the Internal Revenue Code, and (y) two duly completed and signed copies of Internal Revenue Service Form W-8BEN or successor and related applicable form; or (2) in the case of a Foreign Lender that cannot comply with the requirements of clause (1) hereof, two duly completed and signed copies of Internal Revenue Service Form W-8BEN (claiming an exemption from or a reduction in United States withholding tax under an applicable treaty) or its successor form, Form W-8ECI (claiming an exemption from United States withholding tax as effectively connected income) or its successor form, or Form W-8IMY (together with any supporting documentation) or its successor form, and related applicable forms, as the case may be. If any form or document referred to in this subsection (e) (other than any form or document referred to in subsection (e)(ii)(A), (B) or (D) of this Section 2.11) requires the disclosure of information that the applicable Lender reasonably considers to be confidential, such Lender shall give notice thereof to the Borrowers and shall not be obligated to include in such form or document such confidential information; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of any Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the applicable Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by any Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by such Borrower or the Administrative Agent as may be necessary for such Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for the purposes of this subsection (e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iii) Each Lender shall promptly notify the Borrowers and the Administrative Agent of any change in circumstances that would modify or render invalid any claimed exemption from or reduction of Taxes.

(f) Any Lender claiming any additional amounts payable pursuant to this Section 2.11 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender, (x) be otherwise disadvantageous to such Lender or (y) subject such Lender to any material unreimbursed cost or expense.

(g) If any Lender or the Administrative Agent receives a refund of Taxes or Other Taxes paid by any Borrower or for which the Borrowers have indemnified any Lender or the Administrative Agent, as the case may be, pursuant to this Section 2.11, then such Lender or the Administrative Agent, as applicable, shall pay such amount, net of any reasonable expenses incurred by such Lender or the Administrative Agent, to the Borrowers as soon as practicable. Notwithstanding the foregoing, (i) the Borrowers shall not be entitled to review the tax records or financial information of any Lender or the Administrative Agent and (ii) neither the Administrative Agent nor any Lender shall have any obligation to pursue (and no Loan Party shall have any right to assert) any refund of Taxes or Other Taxes that may be paid by the Borrowers.

(h) To the extent permitted under the Internal Revenue Code and the applicable Treasury Regulations, the Administrative Agent shall (i) act as the withholding agent solely with respect to the U.S. Dollar Loan, the Euro Loan, the Euro French Loan and the Sterling Loan contemplated by the Loan Documents, taking into account that each of the Borrowers (other than the Operating Partnership) as of the date hereof is intended to be treated as an entity disregarded as separate from the Operating Partnership for U.S. federal income tax purposes and (ii) prepare and file (on behalf of the Borrowers), and furnish to the applicable Lenders, any required Internal Revenue Service Form 1042-S with respect to the U.S. Dollar Loan, the Euro Loan, the Euro French Loan and the Sterling Loan. Except as provided in the preceding sentence, the Administrative Agent (including, for this purpose, the Persons included in Section 2.11(i)) shall not act as withholding agent (within the meaning of the Internal Revenue Code and the applicable Treasury Regulations) with respect to any Tranche, provided, however, that if in the future, the Administrative Agent or an affiliate of the Administrative Agent that is a U.S. Person for U.S. federal income tax purposes administers another Tranche, the Administrative Agent or such affiliate shall (i) act as withholding agent (within the meaning of the Internal Revenue Code and the applicable Treasury Regulations) with respect to such Tranche as required by law and (ii) prepare and file (on behalf of the Borrowers), and furnish to the applicable Lenders, any required Internal Revenue Service Form 1042-S with respect to such Tranche. The Administrative Agent and the Borrowers further agree to mutually cooperate and furnish or cause to be furnished upon request, as promptly as practicable, such information and assistance reasonably necessary for the filing of all Tax returns and complying with all Tax withholding and information reporting requirements. The Administrative Agent agrees to provide the Borrowers information regarding the interest, principal, fees or other amounts payable to each Person pursuant to the Loan Documents by January 31 of each year following the year during which such payment was made.

(i) For purposes of this Section 2.11 (except for purposes of the first sentence of paragraph (h)), references to the Administrative Agent shall include any Affiliate or sub-agent of the Administrative Agent, in each case performing any duties or obligations of the Administrative Agent.

SECTION 2.12. Sharing of Payments, Etc. (a) Sharing Within Each Tranche. Subject to the provisions of Section 2.10(g), if, in connection with any particular Tranche, any Applicable Lender Party shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise, other than as a result of an assignment pursuant to Section 9.07) (a) on account of Obligations due and payable to such Applicable Lender Party with respect to such Tranche under the Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Applicable Lender Party at such time to (ii) the aggregate amount of the Obligations due and payable to all Applicable Lender Parties with respect to such Tranche under the Loan Documents at such time) of payments on account of the Obligations due and payable to all such Applicable Lender Parties under the Loan Documents at such time obtained by all such Applicable Lender Parties at such time or (b) on account of Obligations owing (but not due and payable) to such Applicable Lender Party under the Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Applicable Lender Party at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all such Applicable Lender Parties hereunder at such time) of payments on account of the Obligations owing (but not due and payable) to all such Applicable Lender Parties under the Loan Documents at such time obtained by all of such Applicable Lender Parties at such time, such Applicable Lender Party shall forthwith purchase from such other Applicable Lender Parties such interests or participating interests in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Applicable Lender Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Applicable Lender Party, such purchase from each other Applicable Lender Party shall be rescinded and such other Applicable Lender Party shall repay to the purchasing Applicable Lender Party the purchase price to the extent of such Applicable Lender Party’s ratable share (according to the proportion of (i) the purchase price paid to such Applicable Lender Party to (ii) the aggregate purchase price paid to all Applicable Lender Parties) of such recovery together with an amount equal to such Applicable Lender Party’s ratable share (according to the proportion of (i) the amount of such other Applicable Lender Party’s required repayment to (ii) the total amount so recovered from the purchasing Applicable Lender Party) of any interest or other amount paid or payable by the purchasing Applicable Lender Party in respect of the total amount so recovered. The Borrowers agree that any Applicable Lender Party so purchasing an interest or participating interest from another Applicable Lender Party pursuant to this Section 2.12(a) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest or participating interest, as the case may be, as fully as if such Applicable Lender Party were the direct creditor of the Borrowers in the amount of such interest or participating interest, as the case may be.

(b) Pro Rata Sharing Following Event of Default. Notwithstanding Section 2.12(a), following the occurrence and during the continuance of any Event of Default and the notional conversion of all Advances denominated in a Committed Foreign Currency into Dollars pursuant to Section 2.10(g), subject to the provisions of Section 2.10(g), if any Lender shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set off, or otherwise, other than as a result of an assignment pursuant to Section 9.07) (a) on account of Obligations due and payable to such Lender under the Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations due and payable to all Lenders under the Loan Documents at such time) of payments on account of the Obligations due and payable to all Lenders under the Loan Documents at such time obtained by all the Lenders at such time or (b) on account of Obligations owing (but not due and payable) to such Lender under the Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lenders under the Loan Documents at such time) of payments on account of the Obligations owing (but not due and payable) to all Lenders under the Loan Documents at such time obtained by all of the Lenders at such time, such Lender shall forthwith purchase from the other Lenders such interests or participating interests in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each other Lender shall be rescinded and such other Lender shall repay to the purchasing Lender the purchase price to the extent of such Lender’s ratable share (according to the proportion of (i) the purchase price paid to such Lender to (ii) the aggregate purchase price paid to all Lenders) of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such other Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrowers agree that any Lender so purchasing an interest or participating interest from another Lender pursuant to this Section 2.12(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest or participating interest, as the case may be, as fully as if such Lender were the direct creditor of the Borrowers in the amount of such interest or participating interest, as the case may be.

SECTION 2.13. Use of Proceeds. The proceeds of the Advances shall be available (and the Borrowers agree that they shall use such proceeds) solely for the acquisition, development and redevelopment of Assets, for repayment of Debt, for working capital and for other general corporate purposes of the Parent Guarantor, the Borrowers and their respective Subsidiaries.

SECTION 2.14. Evidence of Debt. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The Borrowers agree that upon notice by any Lender to any Borrower (with a copy of such notice to the Administrative Agent) to the effect that a promissory note or other evidence of indebtedness is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances owing to, or to be made by, such Lender, the applicable Borrower shall promptly execute and deliver to such Lender, with a copy to the Administrative Agent, a Note, in substantially the form of Exhibit A hereto, payable to such Lender in a principal amount equal to the Commitment of such Lender. All references to Notes in the Loan Documents shall mean Notes, if any, to the extent issued hereunder.

(b) The Register maintained by the Administrative Agent pursuant to Section 9.07(d) may include a control account and a subsidiary account for each Lender. In each account with respect to each Lender (including the control account and subsidiary account, if applicable) there shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type of Advances comprising such Borrowing and, if appropriate, the Interest Period applicable thereto, (ii) the terms of each Assignment and Acceptance and Lender Accession Agreement delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder, and (iv) the amount of any sum received by the Administrative Agent from the Borrowers hereunder and each Lender’s share thereof.

(c) Entries made in good faith by the Administrative Agent in the Register pursuant to subsection (b) above, and by each Lender in its account or accounts pursuant to subsection (a) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrowers to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement, absent manifest error; provided, however, that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrowers under this Agreement. It is the intention of the parties hereto that the Advances will be treated as in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Internal Revenue Code (and any other relevant or successor provisions of the Internal Revenue Code).

SECTION 2.15. Extension of Maturity Date. The Borrowers may request, by written notice to the Administrative Agent, (i) at least 30 days but not more than 180 days prior to the Maturity Date, a six-month extension of the Maturity Date and (ii) thereafter, an additional six-month extension provided at least 30 days but not more than 180 days prior to the

Maturity Date (as extended pursuant to clause (i) of this sentence) (each, an “Extension Request”). The Administrative Agent shall promptly notify each Lender of such Extension Request and the Maturity Date in effect at such time shall, effective as of the applicable Extension Date (as defined below), be extended for an additional six-month period, provided that, on such Extension Date (a) the Administrative Agent shall have received payment in full of the extension fee set forth in Section 2.07(c) and (b) the following statements shall be true and the Administrative Agent shall have received for the account of each Lender a certificate signed by a duly authorized officer of the Operating Partnership, dated the applicable Extension Date, stating that: (i) the representations and warranties contained in Section 4.01 are true and correct in all material respects on and as of such Extension Date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects on and as of such earlier date)), and (ii) no Default has occurred and is continuing or would result from such extension. “Extension Date” means, in the case of each extension option, the first date after the delivery by the Borrowers of the related Extension Request that the conditions set forth in clauses (a) and (b) above are satisfied. In the event that an extension is effected pursuant to this Section 2.15, the aggregate principal amount of all Advances shall be repaid in full ratably to the Lenders on the Maturity Date as so extended. As of the Extension Date, any and all references in this Agreement or any of the other Loan Documents to the “Maturity Date” shall refer to the Maturity Date as so extended.

SECTION 2.16. Increase in the Aggregate Commitments. (a) The Borrowers may, at any time by written notice to the Administrative Agent, request an increase in the aggregate amount of the Commitments by not less than the Increase Minimum in the aggregate (each such proposed increase, a “Commitment Increase”) to be effective as of a date that is at least 90 days prior to the scheduled Maturity Date then in effect (the “Increase Date”) as specified in the related notice to the Administrative Agent; provided, however, that (i) in no event shall the aggregate amount of the Commitments (including the Equivalent thereof in Dollars with respect to any Commitments denominated in currencies other than Dollars) on any Increase Date exceed $1,100,000,000, (ii) on the date of any request by the Borrowers for a Commitment Increase and on the related Increase Date, the conditions set forth in Sections 3.01(a)(i) and 3.02 shall be satisfied and (iii) the Borrowers’ notice to the Administrative Agent shall indicate the proposed allocation of each such Commitment Increase among the affected Commitments (each, an “Apportioned Commitment Increase”); provided further that the Commitment Increases permitted under this Section shall not exceed $100,000,000 in the aggregate. Subject to the terms and conditions of this Section 2.16 and Section 3.02, each Commitment Increase shall be funded by the applicable Lenders to the applicable Borrowers as a single Borrowing.

(b) The Administrative Agent shall promptly notify the Lenders of each request by the Borrowers for a Commitment Increase, which notice shall include (i) the proposed amounts of the Commitment Increase and each Apportioned Commitment Increase, (ii) the proposed Increase Date and (iii) the date by which Lenders wishing to participate in the Commitment Increase must commit to an increase in the amount of their respective Commitments (the “Commitment Date”). Each Lender that is willing to participate in such requested Commitment Increase (each, an “Increasing Lender”) shall, in its sole discretion, give written notice to the Administrative Agent on or prior to the Commitment Date of the amount by which it is willing to increase each applicable Commitment of such Lender (each, an “Increased Commitment Amount”). If the Lenders notify the Administrative Agent that they are willing to increase the amount of their respective applicable Commitments by an aggregate amount that exceeds the amount of the requested Apportioned Commitment Increase relating to such Commitments, the requested Apportioned Commitment Increase shall be allocated to each Lender willing to participate therein in an amount equal to the Apportioned Commitment Increase multiplied by the ratio of each Lender’s Increased Commitment Amount to the aggregate amount of all Increased Commitment Amounts. For avoidance of doubt, each Lender’s sole right to approve or consent to any Commitment Increase shall be its right to determine whether to participate, or not to participate, in any Commitment Increase in its sole discretion as provided in this Section 2.16(b).

(c) Promptly following each Commitment Date, the Administrative Agent shall notify the Borrowers as to the amount, if any, by which the Lenders are willing to participate in the requested Commitment Increase. If the aggregate amount by which the Lenders are willing to participate in any requested Apportioned Commitment Increase on any such Commitment Date is less than the requested Apportioned Commitment Increase, then the Borrowers may extend offers to one or more Eligible Assignees to participate in any portion of the requested Commitment Increase that has not been committed to by the Lenders as of the applicable Commitment Date; provided, however, that the Commitment of each such Eligible Assignee shall be in an amount of the Commitment Minimum or an integral multiple in excess thereof of $1,000,000 (or the Equivalent thereof in a Committed Foreign Currency), or, if less than the Commitment Minimum, the amount of the requested Commitment Increase that has not been committed to by the Lenders as of the applicable Commitment Date.

(d) On each Increase Date, (x) each Eligible Assignee that accepts an offer to participate in a requested Commitment Increase in accordance with Section 2.16(c) (an “Acceding Lender”) shall become a Lender party to this Agreement as of such Increase Date and such Acceding Lender’s Commitment shall be governed by the terms and provisions of this Agreement and (y) the applicable Commitment of each Increasing Lender for such requested Commitment Increase shall be so increased by such amount (or by the amount allocated to such Lender pursuant to the last sentence of Section 2.16(b)) as of such Increase Date; provided, however, that the Administrative Agent shall have received on or before such Increase Date the following, each dated such date:

(i) an accession agreement from each Acceding Lender, if any, in form and substance satisfactory to the Operating Partnership and the Administrative Agent (each, a “Lender Accession Agreement”), duly executed by such Acceding Lender, the Administrative Agent and the applicable Borrower; and

(ii) confirmation from each Increasing Lender (acknowledged by the Operating Partnership on behalf of the Loan Parties) of the increase in the amount of its applicable Commitment (and the allocation thereof among the applicable Commitments that are increasing) in a writing satisfactory to the Operating Partnership and the Administrative Agent.

On each Increase Date, upon fulfillment of the conditions set forth in the immediately preceding sentence of this Section 2.16(d), the Administrative Agent shall notify the Lenders (including, without limitation, each Acceding Lender) and the Borrowers, on or before the Increase Agent Notice Deadline, by telex, e-mail or facsimile, of the occurrence of the Commitment Increase to be effected on such Increase Date and shall record in the Register the relevant information with respect to each Increasing Lender and each Acceding Lender on such date.

(e) If in connection with the transactions described in this Section 2.16 any Lender shall incur any losses, costs or expenses of the type described in Section 9.04(c), then the Borrowers shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for such losses, costs or expenses reasonably incurred.

SECTION 2.17. Supplemental Tranches. The Borrowers may from time to time request (each such request, a “Supplemental Tranche Request”) certain Lenders and Eligible Assignees to provide one or more supplemental tranches for Advances in an amount of at least $25,000,000 (or the Equivalent thereof in a foreign currency) (or such lesser amount as the Administrative Agent may agree) per tranche in a currency (each, a “Supplemental Currency”) that is not included as a Committed Foreign Currency at the time of such Supplemental Tranche Request (each such new tranche, a “Supplemental Tranche”). For the avoidance of doubt, the Primary Currency of any Supplemental Tranche may or may not be in Dollars. Each Supplemental Tranche Request shall be made in the form of an addendum substantially in the form of Exhibit F (a “Supplemental Addendum”) and sent to the Administrative Agent and shall set forth (i) the proposed currency of such Supplemental Tranche, (ii) the proposed existing Borrower or Borrowers and/or the proposed Additional Borrower or Additional Borrowers that will be the proposed Supplemental Borrower with respect to the Supplemental Tranche, (iii) the proposed interest types and rates for such Supplemental Tranche, (iv) any other specific terms of such Supplemental Tranche that the Borrowers deem necessary and (v) the other matters set forth on the form of Supplemental Addendum, provided that the maturity date of any Advance under any Supplemental Tranche shall not be later than the Maturity Date. As a condition precedent to the addition of a Supplemental Tranche to this Agreement: (i) each Lender providing a Supplemental Tranche Commitment with respect to the applicable Supplemental Tranche must be able to make Advances in the Supplemental Currency in accordance with applicable laws and regulations; (ii) each Lender providing a Supplemental Tranche Commitment with respect to such Supplemental Tranche and the Administrative Agent must execute the requested Supplemental Addendum; (iii) each of the proposed Supplemental Borrowers under such Supplemental Tranche shall be an existing Borrower or an Additional Borrower with regard to such Supplemental Tranche and each such Supplemental Borrower and each other Loan Party shall execute the Supplemental Addendum, and (iv) any other documents or certificates that shall be reasonably requested by the Administrative Agent in connection with the addition of the Supplemental Tranche shall have been delivered to the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent. Subject to the provisions of Section 2.16 and this Section 2.17, each Supplemental Tranche shall be committed to by Lenders pursuant to an increase in Commitments pursuant to Section 2.16. No Lender shall be obligated to make a Supplemental Tranche Commitment and a Lender may agree to do so in its sole discretion. For avoidance of doubt, each Lender’s sole right to approve or consent to any Supplemental Tranche Commitment shall be its right to determine whether to participate, or not to participate, in any Supplemental Tranche Commitment in its sole discretion as provided in this Section 2.17. If a Supplemental Tranche Request is accepted in accordance with this Section 2.17, the Administrative Agent and the applicable Borrower shall determine the effective date of such Supplemental Tranche (the “Supplemental Tranche Effective Date”), the final allocation of such Supplemental Tranche and any other terms of such Supplemental Tranche. The Administrative Agent shall promptly distribute a revised Schedule I to each Lender reflecting such new Supplemental Tranche and notify each Lender of the Supplemental Tranche Effective Date. Promptly after a Supplemental Tranche Request, if the Administrative Agent cannot act as the funding agent therefor, the Operating Partnership shall, subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld or delayed) appoint the proposed funding agent for the requested Supplemental Tranche. Each such funding agent shall (A) execute the applicable Supplemental Addendum and (B) administer the applicable Supplemental Tranche and, in connection therewith, shall have authority consistent with the authority of the Administrative Agent hereunder in respect of the Administrative Agent’s administration of the Facility; provided, however, that no such funding agent shall be authorized to take any enforcement action unless and except to the extent expressly authorized in writing by the Administrative Agent. Each such funding agent shall entitled to the benefits of Section 9.04 to the same extent as the Administrative Agent.

SECTION 2.18. Defaulting Lenders. (a) If a Lender becomes, and during the period it remains, a Defaulting Lender, then any amount paid by a Borrower or otherwise received by the Administrative Agent for the account of a Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity payments or other amounts) will not be paid or distributed to such Defaulting Lender, but will instead be retained by the Administrative Agent in a segregated non-interest bearing account until the termination of the Commitments and payment in full of all Obligations and will be applied by the Administrative Agent, to the fullest extent permitted by law, to the making of payments from time to time in the following order of priority: first to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent under this Agreement; second to the payment of any amounts owing by such Defaulting Lender to the Non-Defaulting Lenders under this Agreement, ratably among them in accordance with the amounts of such amounts then due and payable to them; third, as the Operating Partnership may request to the funding of any Advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the

Administrative Agent, provided that no Default or Event of Default then exists; fourth, if so determined by the Administrative Agent and the Operating Partnership, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of such Defaulting Lender to fund Advances under this Agreement; fifth, so long as no Default or Event of Default then exists, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, after the termination of the Commitments and payment in full of all Obligations, to pay amounts owing under this Agreement to such Defaulting Lender or as a court of competent jurisdiction may otherwise direct. Notwithstanding the foregoing, after the occurrence and during the continuation of an Event of Default, the Administrative Agent may apply any such amount in accordance with Section 2.10(g).

(b) If the Borrowers and the Administrative Agent agree in writing in their discretion that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, such Lender will, to the extent applicable, purchase at par such portion of outstanding Advances of the other Lenders in the same Tranche and/or make such other adjustments as the Administrative Agent may determine to be necessary to cause the Applicable Pro Rata Share of the Lenders in the applicable Tranche to be on a pro rata basis in accordance with their respective Commitments whereupon such Lender will cease to be a Defaulting Lender and will be a Non-Defaulting Lender (and such Applicable Pro Rata Share of each Lender will automatically be adjusted on a prospective basis to reflect the foregoing), provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while such Lender was a Defaulting Lender; and provided further that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

ARTICLE III

CONDITIONS OF LENDING

SECTION 3.01. Conditions Precedent to Initial Borrowing. The obligation of each Lender to make an Advance on the occasion of the initial Borrowing hereunder is subject to the satisfaction of the following conditions precedent before or concurrently with the initial Borrowing:

(a) Except as otherwise set forth in the Post-Closing Letter Agreement, the Administrative Agent shall have received on or before the day of the initial Borrowing the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and (except for the items specified in clauses (i) and (ii) below) in sufficient copies for each Lender:

(i) A Note payable to each Lender requesting the same.

(ii) Completed requests for information, dated on or before the date of the initial Borrowing, listing all effective financing statements (or equivalent filings) filed in the jurisdictions that the Administrative Agent may deem necessary or desirable that name any Loan Party as debtor, together with copies of such other financing statements, and evidence that all other actions that the Administrative Agent may deem reasonably necessary or desirable have been taken (including, without limitation, receipt of duly executed payoff letters and UCC termination statements (or equivalent filings)).

(iii) Certified copies of the resolutions of the Board of Directors (or equivalent body), general partner or managing member, as applicable, of each Loan Party and of each general partner or managing member (if any) of each Loan Party approving the transactions contemplated by the Loan Documents and each Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the transactions under the Loan Documents and each Loan Document to which it is or is to be a party.

(iv) A copy of a certificate of the Secretary of State (or equivalent authority (if any)) of the jurisdiction of incorporation, organization or formation of each Loan Party and of each general partner or managing member (if any) of each Loan Party, dated reasonably near the Closing Date, certifying, if and to the extent such certification is generally available for entities of the type of such Loan Party, (A) as to a true and complete copy of the charter, certificate of limited partnership, limited liability company agreement or other organizational document of such Loan Party, general partner or managing member, as the case may be, and each amendment thereto on file in such Secretary’s office and (B) that (1) such amendments are the only amendments to the charter, certificate of limited partnership, limited liability company agreement or other organizational document, as applicable, of such Loan Party, general partner or managing member, as the case may be, on file in such Secretary’s office and (2) to the extent available, such Loan Party, general partner or managing member, as the case may be, has paid all franchise taxes to the date of such certificate and (C) such Loan Party, general partner or managing member, as the case may be, is duly incorporated, organized or formed and in good standing or presently subsisting under the laws of the jurisdiction of its incorporation, organization or formation.

(v) A copy of a certificate of the Secretary of State (or equivalent authority (if any)) of each jurisdiction in which any Loan Party or any general partner or managing member of a Loan Party owns or leases property or in which the conduct of its business requires it to qualify or be licensed as a foreign corporation except where the failure to so qualify or be licensed would not be reasonably likely to have a Material Adverse Effect, dated reasonably near (but prior to) the Closing Date, stating, with respect to each such Loan Party, general partner or managing member, that such Loan Party, general partner or managing member, as the case may be, is duly qualified and in good standing (if a concept of good standing exists under the laws of the jurisdiction of the incorporation, organization or formation of such Loan Party) as a foreign corporation, limited partnership or limited liability company in such State and has filed all annual reports required to be filed to the date of such certificate.

(vi) A certificate of each Loan Party and of each general partner or managing member (if any) of each Loan Party, signed on behalf of such Loan Party, general partner or managing member, as applicable, by its President, a Vice President and its Secretary or any Assistant Secretary or, with respect to Loan Parties that are Foreign Subsidiaries, any authorized signatory (or those of its general partner or managing member, if applicable), dated the Closing Date (the statements made in which certificate shall be true on and as of the date of the initial Borrowing), certifying as to (A) the absence of any amendments to the constitutive documents of such Loan Party, general partner or managing member, as applicable, since the date of the certificate referred to in Section 3.01(a)(iv), (B) a true and complete copy of the bylaws, memorandum and articles of association, operating agreement, partnership agreement or other governing document of such Loan Party, general partner or managing member, as applicable, as in effect on the date on which the resolutions referred to in Section 3.01(a)(iii) were adopted and on the date of the initial Borrowing, (C) the due incorporation, organization or formation and good standing (if a concept of good standing exists under the laws of the jurisdiction of the incorporation, organization or formation of such Loan Party) or valid existence of such Loan Party, general partner or managing member, as applicable, as a corporation, limited liability company or partnership organized under the laws of the jurisdiction of its incorporation, organization or formation and the absence of any proceeding for the dissolution or liquidation of such Loan Party, general partner or managing member, as applicable, (D) the accuracy in all material respects of the representations and warranties contained in the Loan Documents as though made on and as of the date of the initial Borrowing (except to the extent such representations and warranties relate to an earlier date, in which such representations and warranties shall be true and correct in all material respects on or as of such earlier date) and (E) the absence of any event occurring and continuing, or resulting from the initial Borrowing, that constitutes a Default.

(vii) A certificate of the Secretary or an Assistant Secretary of each Loan Party or, with respect to Loan Parties that are Foreign Subsidiaries, any authorized signatory (or Responsible Officer of the general partner or managing member of any Loan Party) and of each general partner or managing member (if any) of each Loan Party certifying the names and true signatures of the officers or other authorized signatories of such Loan Party, or of the general partner or managing member of such Loan Party, authorized to sign each Loan Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder.

(viii) The audited Consolidated annual financial statements for the year ending December 31, 2011 of the Parent Guarantor.

(ix) Such financial, business and other information regarding each Loan Party and its Subsidiaries as the Lenders shall have reasonably requested.

(x) Evidence of insurance (which may consist of binders or certificates of insurance with respect to the blanket policies of insurance maintained by the Loan Parties that satisfies the requirements of Section 5.01(d).

(xi) An opinion of Latham & Watkins LLP, counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.

(xii) An opinion of Latham & Watkins LLP, counsel for the Loan Parties, relating to the Initial French Borrower, in form and substance satisfactory to the Administrative Agent.

(xiii) An opinion of Venable LLP, Maryland counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.

(xiv) An opinion of TSMP Law Corporation, Singapore counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.

(xv) An opinion of William Fry, Solicitors, Ireland counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.

(xvi) An opinion of Loyens & Loeff, Avocats à la Cour, Luxembourg counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.

(xvii) An opinion of Loyens & Loef N.V., Dutch counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.

(xviii) An opinion of Shearman & Sterling LLP, counsel for the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

(xix) A breakage indemnity letter agreement, dated not later than the earliest applicable Notice of Borrowing Deadline, executed by the Borrowers in form and substance satisfactory to the Administrative Agent.

(xx) One or more Notices of Borrowing, each dated not later than the applicable Notice of Borrowing Deadline and specifying the Initial Borrowing Date as the date of the proposed Borrowing.

(xxi) An Unencumbered Assets Certificate prepared on a pro forma basis to account for any acquisitions, dispositions or reclassifications of Assets, and the incurrence or repayment of any Debt for Borrowed Money relating to such Assets, that have occurred since December 31, 2011.

(xxii) The Post-Closing Letter Agreement executed by the Borrowers, in form and substance satisfactory to the Administrative Agent.

(xxiii) A letter from the Initial Process Agent addressed to the Administrative Agent confirming its agreement to act as the Initial Process Agent for the purposes of Section 9.12(c).

(b) The Lenders shall be satisfied with any change to the corporate and legal structure of any Loan Party or any Subsidiary thereof occurring after December 31, 2011, including any changes to the terms and conditions of the charter and bylaws, memorandum and articles of association, operating agreement, partnership agreement or other governing document of any Loan Party occurring after December 31, 2011.

(c) Before and after giving effect to the transactions contemplated by the Loan Documents, there shall have occurred no material adverse change in the business or financial condition of the Parent Guarantor and its Subsidiaries taken as a whole since December 31, 2011.

(d) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby.

(e) All material governmental and third party consents and approvals necessary in connection with the transactions contemplated by the Loan Documents shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect, and no law or regulation shall be applicable in the reasonable judgment of the Lenders that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated by the Loan Documents.

(f) There shall exist no default or event of default under any of the Note Documents or the Global Revolving Credit Facility Documents on the part of the Operating Partnership or any Affiliate thereof.

(g) The Borrowers shall have paid all accrued fees of the Administrative Agent and the Lenders and all reasonable, out-of-pocket expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent, subject to the terms of the Fee Letter).

SECTION 3.02. Conditions Precedent to all Advances, Commitment Increase and Extension. The obligation of each Lender to make any Advance, including pursuant to Section 2.01(a), the extension of Commitments pursuant to Section 2.15, the creation of a Supplemental Tranche in accordance with Section 2.17 or following a Commitment Increase pursuant to Section 2.16, shall be subject to the conditions precedent that on the date of such Borrowing, increase or extension the following statements shall be true and the Administrative Agent shall have received, for the account of each Lender (a) in the case of any Borrowing, a Notice of Borrowing prior to the Notice of Borrowing Deadline (and the Administrative Agent shall provide each relevant Lender with prompt notice thereof by e-mail, telex or facsimile); (b) a certificate (which, in the case of any Borrowing, at the election of the Borrowers may be included within the Notice of Borrowing) signed by a duly authorized officer or authorized signatory of the applicable Borrower, dated the date of such Borrowing, increase or extension stating that:

(i) the representations and warranties contained in each Loan Document are true and correct in all material respects on and as of such date, before and after giving effect to (A) such Borrowing, extension or increase and (B) in the case of any Borrowing, the application of the proceeds therefrom, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date));

(ii) no Default or Event of Default has occurred and is continuing, or would result from (A) such Borrowing, extension or increase or (B) in the case of any Borrowing, from the application of the proceeds therefrom; and

(iii) for each Advance, (A) the Maximum Unsecured Debt Percentage of Total Unencumbered Asset Value equals or exceeds the Unsecured Debt that will be outstanding after giving effect to such Advance, and (B) before and after giving effect to such Advance, the Parent Guarantor shall be in compliance with the covenants contained in Section 5.04; and

(c) such other approvals or documents as any Lender through the Administrative Agent may reasonably request in order to confirm (i) the accuracy of the Loan Parties’ representations and warranties contained in the Loan Documents, (ii) the Loan Parties’ timely compliance with the terms, covenants and agreements set forth in the Loan Documents, (iii) the absence of any Default and (iv) the rights and remedies of the Secured Parties or the ability of the Loan Parties to perform their Obligations.

SECTION 3.03. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the initial Borrowing specifying its objection thereto and such Lender shall not have made available to the Administrative Agent such Lender’s ratable portion of such Borrowing.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants as follows:

(a) Each Loan Party and each general partner or managing member, if any, of each Loan Party (i) is a corporation, limited liability company or partnership duly incorporated, organized or formed, validly existing and in good standing (to the extent that a concept of good standing exists under the laws of the jurisdiction of the incorporation, organization or formation of such Loan Party) under the laws of the jurisdiction of its incorporation, organization or formation, (ii) is duly qualified and in good standing (to the extent that a concept of good standing exists under the laws of the jurisdiction of the incorporation, organization or formation of such Loan Party) as a foreign corporation, limited liability company or partnership in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not be reasonably likely to have a Material Adverse Effect and (iii) has all requisite corporate, limited liability company or partnership power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. The Parent Guarantor is organized in conformity with the requirements for qualification as a REIT under the Internal Revenue Code, and its method of operation enables it to meet the requirements for qualification and taxation as a REIT under the Internal Revenue Code. All of the outstanding Equity Interests in the Parent Guarantor have been validly issued, are fully paid and non-assessable, all of the general partner Equity Interests in the Operating Partnership are owned by the Parent Guarantor, and all such general partner Equity Interests are owned by the Parent Guarantor free and clear of all Liens.

(b) All of the outstanding Equity Interests in each Loan Party’s Subsidiaries have been validly issued, are fully paid and non-assessable and, to the extent owned by such Loan Party or one or more of its Subsidiaries, are owned by such Loan Party or Subsidiaries free and clear of all Liens (other than Liens on Equity Interests in Subsidiaries securing Debt that is not prohibited hereunder).

(c) The execution and delivery by each Loan Party and of each general partner or managing member (if any) of each Loan Party of each Loan Document to which it is or is to be a party, and the performance of its obligations thereunder, and the consummation of the transactions contemplated by the Loan Documents, are within the corporate, limited liability company or partnership powers of such Loan Party, general partner or managing member, have been duly authorized by all necessary corporate, limited liability company or partnership action, and do not (i) contravene the charter or bylaws, memorandum and articles of association, operating agreement, partnership agreement or other governing document of such Loan Party, general partner or managing member, (ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any Material Contract binding on or affecting any Loan Party or any of its Subsidiaries or any of their properties, or any general partner or managing member of any Loan Party or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such Material Contract, the violation or breach of which would be reasonably likely to have a Material Adverse Effect.

(d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by any Loan Party or any general partner or managing member of any Loan Party of any Loan Document to which it is or is to be a party or for the consummation of the transactions contemplated by the Loan Documents and the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents, except for authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect.

(e) This Agreement has been, and each other Loan Document when delivered hereunder will have been, duly executed and delivered by each Loan Party and general partner or managing member (if any) of each Loan Party party thereto. This Agreement is, and each other Loan Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, examinership or similar laws affecting creditors’ rights generally and by general principles of equity.

(f) Except as set forth in the reports delivered to the Administrative Agent pursuant to Section 5.03(h), there is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries or any general partner or managing member (if any) of any Loan Party, including any Environmental Action to any Loan Party’s knowledge, pending or threatened before any court, governmental agency or arbitrator that (i) would reasonably be expected to have a Material Adverse Effect or (ii) would reasonably be expected to affect the legality, validity or enforceability of any Loan Document or the consummation of the transactions contemplated by the Loan Documents.

(g) The Consolidated balance sheet of the Parent Guarantor and its Subsidiaries as at December 31, 2012 and the related Consolidated statement of income and Consolidated statement of cash flows of the Parent Guarantor and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of KPMG LLP, independent public accountants, and the Consolidated balance sheet of the Parent Guarantor as at June 30, 2013, and the related Consolidated statement of income and Consolidated statement of cash flows of the Parent Guarantor and its Subsidiaries for the six months then ended, copies of which have been furnished to each Lender fairly present, subject, in the case of such balance sheet as at June 30, 2013, and such statements of income and cash flows for the six months then ended, to year-end audit adjustments, the Consolidated financial condition of the Parent Guarantor and its Subsidiaries as at such dates and the Consolidated results of operations of the Parent Guarantor and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis, and since December 31, 2012, there has been no Material Adverse Change.

(h) The Consolidated forecasted balance sheets, statements of income and statements of cash flows of the Parent Guarantor and its Subsidiaries most recently delivered to the Lenders pursuant to Section 5.03 were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts.

(i) Neither the Information Memorandum nor any other information, exhibit or report furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation and syndication of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not materially misleading in light of the circumstances under which they were made.

(j) No Loan Party is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance will be used, directly or indirectly, whether immediately, incidentally or ultimately to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock or to refund indebtedness originally incurred for such purpose.

(k) Neither any Loan Party nor any of its Subsidiaries nor any general partner or managing member of any Loan Party, as applicable, is an “investment company”, or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended. Without limiting the generality of the foregoing, each Loan Party and each of its Subsidiaries and each general partner or managing member of any Loan Party, as applicable: (i) is primarily engaged, directly or through a wholly-owned subsidiary or subsidiaries, in a business or businesses other than that of (A) investing, reinvesting, owning, holding or trading in securities or (B) issuing face-amount certificates of the installment type; (ii) is not engaged in, does not propose to engage in and does not hold itself out as being engaged in the business of (A) investing, reinvesting, owning, holding or trading in securities or (B) issuing face-amount certificates of the installment type; (iii) does not own or propose to acquire investment securities (as defined in the Investment Company Act of 1940, as amended) having a value exceeding forty percent (40%) of the value of such company’s total assets (exclusive of government securities and cash items) on an unconsolidated basis; (iv) has not in the past been engaged in the business of issuing face-amount certificates of the installment type; and (v) does not have any outstanding face-amount certificates of the installment type. Neither the making of any Advances, nor the application of the proceeds or repayment thereof by any Borrower, nor the consummation of the other transactions contemplated by the Loan Documents, will violate any provision of any such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

(l) Each of the Assets listed on the schedule of Unencumbered Assets delivered to the Administrative Agent in connection with the Closing Date (as updated from time to time in accordance with Section 5.03(d)) satisfies all Unencumbered Asset Conditions, except to the extent as otherwise set forth herein or waived in writing by the Required Lenders. The Loan Parties are the legal and beneficial owners of the Unencumbered Assets free and clear of any Lien, except for the Liens permitted under the Loan Documents.

(m) [Reserved].

(n) Set forth on Schedule 4.01(n) hereto is a complete and accurate list of all Surviving Debt of each Loan Party and its Subsidiaries (other than intercompany Debt) as of the date set forth on Schedule 4.01(n) having a principal amount of at least $10,000,000 and showing as of such date the obligor and the principal amount outstanding thereunder, the maturity date thereof and the amortization schedule therefor, and from such date to the Amendment Effective Date except as set forth on Schedule 4.01(n) there has been no material change in the amounts, interest rates, sinking funds, installment payments or maturities of such Surviving Debt (other than payments of principal and interest in accordance with the documents governing such Debt).

(o) Each Loan Party and its Subsidiaries has good, marketable and insurable fee simple title to, or valid trust beneficiary interests or leasehold interests in, all material Real Property owned or leased by such Loan Party or any such Subsidiary, free and clear of all Liens, other than Liens created or permitted by the Loan Documents.

(p) (i) The operations and properties of each Loan Party and each of its Subsidiaries comply in all material respects with all applicable Environmental Laws and Environmental Permits, there is no past non-compliance with such Environmental Laws and Environmental Permits that has resulted in any ongoing material costs or obligations or that is reasonably expected to result in any future material costs or obligations, and no circumstances exist that (A) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of their properties that would reasonably be expected to have a Material Adverse Effect or (B) cause any such property to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law.

(ii) Except as would not reasonably be expected to have a Material Adverse Effect, none of the properties currently or formerly owned or operated by any Loan Party or any of its Subsidiaries is listed or proposed for listing on the NPL or any analogous foreign, state or local list or is adjacent to any such property; there are no and never have been any underground or above ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries that is reasonably expected to result in material liability to any Loan Party or any of its Subsidiaries; there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries; and Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries.

(iii) Except as would not reasonably be expected to have a Material Adverse Effect, neither any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result in material liability to any Loan Party or any of its Subsidiaries.

(q) Each Loan Party and each Subsidiary is in compliance with the requirements of all Laws (including, without limitation, the Securities Act and the Securities Exchange Act, and the applicable rules and regulations thereunder, state securities law and “Blue Sky” laws) applicable to it and its business, where the failure to so comply would reasonably be expected to have a Material Adverse Effect.

(r) Neither the business nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that would reasonably be expected to have a Material Adverse Effect.

(s) Each Loan Party has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement (and in the case of the Guarantors, to give the guaranty under this Agreement) and each other Loan Document to which it is or is to be a party, and each Loan Party has established adequate means of obtaining from each other Loan Party on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business and financial condition of such other Loan Party.

(t) The Parent Guarantor is, individually and together with its Subsidiaries, Solvent and each Borrower is Solvent.

(u) (i) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan that has resulted in or would reasonably be expected to result in a Material Adverse Effect.

(ii) Schedule SB (Actuarial Information) to the most recent annual report (Form 5500 Series) for each Plan, copies of which have been filed with the Internal Revenue Service and, following a request by the Administrative Agent, furnished to the Administrative Agent, is complete and accurate in all material respects and fairly presents the funding status of such Plan, and since the date of such Schedule B there has been no change in such funding status that has resulted in or would reasonably be expected to result in a Material Adverse Effect.

(iii) Neither any Loan Party nor any ERISA Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan, except as would not reasonably be expected to result in a Material Adverse Effect.

(iv) Neither any Loan Party nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in Reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA, in each case, except as would not reasonably be expected to result in a Material Adverse Effect.

(v) None of the Loan Parties or any of their respective Subsidiaries or, to the knowledge of each Loan Party, any Affiliate of any Loan Party or any of its respective Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) and no Borrower will directly or indirectly use the proceeds of any Advances or otherwise make available such proceeds to any person, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

ARTICLE V

COVENANTS OF THE LOAN PARTIES

SECTION 5.01. Affirmative Covenants. So long as any Advance or any other Obligation of any Loan Party under any Loan Document (other than any contingent obligation that by its terms survives the termination of the applicable Loan Document or the termination of the Commitments) shall remain unpaid or any Lender shall have any Commitment hereunder, each Loan Party will:

(a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970; provided, however, that the failure to comply with the provisions of this Section 5.01(a) shall not constitute a default hereunder so long as such non-compliance is the subject of a Good Faith Contest.

(b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all material lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Loan Parties nor any of their Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is the subject of a Good Faith Contest, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

(c) Compliance with Environmental Laws. Comply, and cause each of its Subsidiaries to comply, and to take commercially reasonable steps to ensure that all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits, except where such non-compliance would not reasonably expected to result in a Material Adverse Effect; obtain and renew and cause each of its Subsidiaries to obtain and renew all Environmental Permits necessary for its operations and properties, except where failure to do so would not reasonably be expected to result in a Material Adverse Effect; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws, except where failure to do the same would not reasonably be expected to result in a Material Adverse Effect; provided, however, that neither the Loan Parties nor any of their Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is the subject of a Good Faith Contest.

(d) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Loan Party or such Subsidiaries operate.

(e) Preservation of Partnership or Corporate Existence, Etc. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its existence (corporate or otherwise), legal structure, legal name, rights (charter and statutory), permits, licenses, approvals, privileges and franchises, except, in the case of Subsidiaries of the Borrowers only, if in the reasonable business judgment of such Subsidiary it is in its best economic interest not to preserve and maintain such rights or franchises and such failure to preserve such rights or franchises is not reasonably likely to result in a Material Adverse Effect (it being understood that the foregoing shall not prohibit, or be violated as a result of, any transactions by or involving any Loan Party or Subsidiary thereof otherwise permitted under Section 5.02(b) or (c) below). Each Borrower (other than the Operating Partnership) shall at all times be a Subsidiary of the Operating Partnership. If at any time an event shall occur that would result in a Borrower (other than the Operating Partnership) no longer being a Subsidiary of the Operating Partnership, then prior to the occurrence of such event the Operating Partnership shall cause such Borrower to be removed as a Borrower pursuant to Section 9.17.

(f) Visitation Rights. At any reasonable time and from time to time upon reasonable advance notice, permit the Administrative Agent (who may be accompanied by any Lender or any Affiliate of any Lender) or any agent or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and, subject to the right of the parties to the Tenancy Leases affecting the applicable property to limit or prohibit access, visit the properties of, any Loan Party and any of its Subsidiaries, and to discuss the affairs, finances and accounts of any Loan Party and any of its Subsidiaries with any of their general partners, managing members, officers or directors. So long as no Event of Default has occurred and is continuing, the Loan Parties shall be responsible only for the costs and expenses of the Administrative Agent that are incurred in connection with up to two visitations to any property during any calendar year.

(g) Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of such Loan Party and each such Subsidiary in accordance in all material respects with generally accepted accounting principles.

(h) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted and will from time to time make or cause to be made all appropriate repairs, renewals and replacement thereof except where failure to do so would not have a Material Adverse Effect.

(i) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are fair and reasonable and no less favorable to such Loan Party or such Subsidiary than it would obtain at the time in a comparable arm’s-length transaction with a Person not an Affiliate, provided that the foregoing restrictions shall not restrict any (i) transactions exclusively among or between the Loan Parties and/or any Subsidiaries of the Loan Parties so long as such transactions are generally consistent with the past practices of the Loan Parties and their Subsidiaries and (ii) transactions otherwise permitted hereunder.

(j) Additional Guarantors. In the event of any Bond Issuance occurring after the Closing Date or the issuance after the Closing Date of any guaranty or other credit support for any Bonds (other than any guaranty issued after the Closing Date that is required to be issued pursuant to the terms of the Note Documents in effect as of the Closing Date), in each case by any Wholly-Owned Subsidiary or any wholly-owned Subsidiary of the Parent Guarantor other than an existing Guarantor, such Subsidiary issuer or any such guarantor or provider of credit support shall, at the cost of the Loan Parties, become a Guarantor hereunder (each, an “Additional Guarantor”) within 15 days after such Bond Issuance or issuance of such guaranty or provision of such credit support, as applicable, by executing and delivering to the Administrative Agent a Guaranty Supplement guaranteeing the Obligations of the other Loan Parties under the Loan Documents; provided, however, that Wholly-Owned Foreign Subsidiaries shall be permitted to incur (i) Debt in connection with such Bonds in a principal amount not to exceed 7.5% of Total Asset Value, (ii) Debt under the Global Revolving Credit Facility Documents, and (iii) Secured Debt, in each case without being required to become a Guarantor pursuant to this Section 5.01(j). Each Additional Guarantor shall, within such 15 day period, deliver to the Administrative Agent (A) all of the documents set forth in Sections 3.01(a)(iii), (iv), (v), (vi) and (vii) with respect to such Additional Guarantor, (B) all of the “know your client” information relating to such Additional Guarantor that is reasonably requested by the Administrative Agent or any Lender and (C) a corporate formalities legal opinion relating to such Additional Guarantor from counsel reasonably acceptable to the Administrative Agent, all in form and substance reasonably satisfactory to the Administrative Agent. If any Additional Guarantor is no longer a guarantor or credit support provider with respect to any Bonds, then the Administrative Agent shall, upon the request of the Operating Partnership, release such Additional Guarantor from the Guaranty, provided that no Event of Default shall have occurred and be continuing.

(k) Further Assurances. Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof.

(l) Compliance with Terms of Leaseholds. Make all payments and otherwise perform all obligations in respect of all leases of real property to which the Borrowers or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, except, if in the reasonable business judgment of such Borrower or Subsidiary it is in its best economic interest not to maintain such lease or prevent such lapse, termination, forfeiture or cancellation and such failure to maintain such lease or prevent such lapse, termination, forfeiture or cancellation is not in respect of a Qualifying Ground Lease for an Unencumbered Asset and is not otherwise reasonably likely to result in a Material Adverse Effect.

(m) Maintenance of REIT Status. In the case of the Parent Guarantor, at all times, conduct its affairs and the affairs of its Subsidiaries in a manner so as to continue to qualify as a REIT for U.S. federal income tax purposes.

(n) NYSE Listing. In the case of the Parent Guarantor, at all times cause its common shares to be duly listed on the New York Stock Exchange or other national stock exchange.

(o) [Reserved].

(p) Additional Borrowers. If after the Closing Date, a Subsidiary of the Operating Partnership desires to become a Borrower hereunder, such Subsidiary shall: (i) provide at least five Business Days’ prior notice to the Administrative Agent, and such notice shall designate under what Tranche such Subsidiary proposes to borrow; (ii) duly execute and deliver to the Administrative Agent a Borrower Accession Agreement; (iii) satisfy all of the conditions with respect thereto set forth in this Section 5.01(p) in form and substance reasonably satisfactory to the Administrative Agent; (iv) satisfy the “know your customer” requirements of the Administrative Agent and each relevant Lender and (v) obtain the consent of each Lender in the applicable Tranche under which such Additional Borrower proposes to become a Borrower that such Additional Borrower is acceptable as a Borrower under the Loan Documents. Each such Subsidiary’s addition as a Borrower shall also be conditioned upon the Administrative Agent having received (x) a certificate signed by a duly authorized officer of such Subsidiary, dated the date of such Borrower Accession Agreement certifying that: (1) the representations and warranties contained in each Loan Document are true and correct in all material respects on and as of such date, before and after giving effect to such Subsidiary becoming an Additional Borrower and as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (2) no Default or Event of Default has occurred and is continuing as of such date or would occur as a result of such Subsidiary becoming an Additional Borrower, (y) all of the documents set forth in Sections 3.01(a)(iii), (iv), (v), (vi), (vii), (ix) with respect to such Subsidiary and (z) a corporate formalities legal opinion relating to such Subsidiary from counsel reasonably acceptable to the Administrative Agent, all in form and substance reasonably satisfactory to the Administrative Agent. Upon such Subsidiary’s addition as an Additional Borrower, such Subsidiary shall be deemed to be a Borrower hereunder. The Administrative Agent shall promptly notify each applicable Lender upon each Additional Borrower’s addition as a Borrower hereunder and shall, upon request by any Lender, provide such Lender with a copy of the executed Borrower Accession Agreement. With respect to the accession of any Additional Borrower to a Tranche, each Lender under the applicable Tranche shall be responsible for making a determination as to whether it is capable of making advances to such Additional Borrower without the incurrence of withholding taxes, provided that the Borrowers and their tax advisors shall cooperate in all reasonable respects with the Administrative Agent and such Lender in connection with any analysis necessary for such Lender to make such determination.

SECTION 5.02. Negative Covenants. So long as any Advance or any other Obligation of any Loan Party under any Loan Document (other than any contingent obligation that by its terms survives the termination of the applicable Loan Document or the termination of the Commitments) shall remain unpaid or any Lender shall have any Commitment hereunder, no Loan Party will, at any time:

(a) Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, except, in the case of the Loan Parties (other than the Parent Guarantor) and their respective Subsidiaries:

(i) Permitted Liens;

(ii) Liens securing Debt; provided, however, that the aggregate principal amount of the Debt secured by Liens permitted by this clause (ii) shall not cause the Loan Parties to not be in compliance with the financial covenants set forth in Section 5.04; and

(iii) other Liens incurred in the ordinary course of business with respect to obligations other than Debt.

(b) Change in Nature of Business. Engage in, or permit any of its Subsidiaries to engage in, any material new line of business different from those lines of business conducted by the Borrower or any of their Subsidiaries on the Effective Date and activities substantially related, necessary or incidental thereto and reasonable extensions thereof.

(c) Mergers, Etc. Merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, or permit any of its Subsidiaries to do so; provided, however, that (i) any Subsidiary of a Loan Party may merge or consolidate with or into, or dispose of assets to, any other Subsidiary of a Loan Party (provided that if one or more of such Subsidiaries is also a Loan Party, a Loan Party shall be the surviving entity) or any other Loan Party (provided that such Loan Party or, in the case of any Loan Party other than any Borrower, another Loan Party shall be the surviving entity), and (ii) any Loan Party may merge with any Person that is not a Loan Party so long as such Loan Party or another Loan Party is the surviving entity, provided, in each case, that no Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom. Notwithstanding any other provision of this Agreement, any Subsidiary of a Loan Party may liquidate or dissolve if the Operating Partnership determines in good faith that such liquidation or dissolution is in the best interests of the Operating Partnership and the assets or proceeds from the liquidation or dissolution of such Subsidiary are transferred to any Borrower or any Subsidiary thereof, which Subsidiary shall be a Loan Party if the Subsidiary being liquidated or dissolved is a Loan Party, provided that no Default or Event of Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom.

(d) Investments in any Person. Make or hold, or permit any of its Subsidiaries to make or hold, any Investment in any Person other than:

(i) Investments by the Loan Parties and their Subsidiaries in their Subsidiaries outstanding on the date hereof and additional Investments in Subsidiaries and, in the case of the Loan Parties (other than the Parent Guarantor) and their Subsidiaries, Investments in Assets (including by asset or Equity Interest acquisitions), in each case subject, where applicable, to the limitations set forth in Section 5.02(d)(iv);

(ii) Investments in Cash Equivalents;

(iii) Investments consisting of intercompany Debt;

(iv) Investments consisting of the following items so long as the aggregate amount outstanding, without duplication, of all Investments described in this subsection does not exceed, at any time, 35% of Total Asset Value at such time:

(A) Investments in Redevelopment Assets and Development Assets (including such assets that such Person has contracted to purchase for development with or without options to terminate the purchase agreement),

(B) Investments in undeveloped land (including undeveloped land that such Person has contracted to purchase with or without options to terminate the purchase agreement), and

(C) Investments in Unconsolidated Affiliates of any Loan Party or its Subsidiaries;

(v) Investments by the Borrowers in Hedge Agreements;

(vi) To the extent permitted by applicable law, advances to officers, directors and employees of any Loan Party or any Subsidiary of any Loan Party in the ordinary course of business, for travel, entertainment, relocation and analogous ordinary business purposes;

(vii) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit extended in the ordinary course of business; and

(viii) Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss.

(e) Restricted Payments. In the case of the Parent Guarantor after the occurrence and during the continuance of an Event of Default, declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, or make any distribution of assets, Equity Interests, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such, except for (i) any purchase, redemption or other acquisition of Equity Interests with the proceeds of issuances of new common Equity Interests occurring not more than one year prior to such purchase, redemption or other acquisition, (ii) cash or stock dividends and distributions in the minimum amount necessary to maintain REIT status and avoid imposition of income and excise taxes under the Internal Revenue Code and (iii) non-cash payments in connection with employee, trustee and director stock option plans or similar incentive arrangements.

(f) Amendments of Constitutive Documents. Amend, in each case in any material respect, its limited liability company agreement, certificate of incorporation, bylaws, memorandum and articles of association or other constitutive documents, provided that (i) any amendment to any such constitutive document that, taken as a whole, would be adverse to the Lenders shall be deemed “material” for purposes of this Section, (ii) any amendment to any such constitutive document that would designate such Loan Party as a “special purpose entity” or otherwise confirm such Loan Party’s status as a “special purpose entity” shall be deemed “not material” for purposes of this Section, (iii) any amendment to any such constitutive document effected solely for the purpose of designating (or otherwise establishing the terms of), issuing, or authorizing for issuance Preferred Interests in the Parent Guarantor that do not comprise Debt and are not otherwise prohibited under the other provisions of this Agreement shall be deemed “not material” for purposes of this Section, and (iv) any amendment to any such constitutive document effected solely for the purpose of issuing or otherwise establishing the terms of Preferred Interests of the Operating Partnership in connection with a contemporaneous issuance of Preferred Interests of the Parent Guarantor of the type described in the foregoing clause (iii) and in accordance with Section 4.3 of the Eleventh Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of April 9, 2013 (or any substantially similar provisions in any subsequent amendment thereof), which Preferred Interests of the Operating Partnership do not comprise Debt and are not otherwise prohibited under the other provisions of this Agreement, shall be deemed “not material” for purposes of this Section.

(g) Accounting Changes. Make or permit, or permit any of its Subsidiaries to make or permit, any change in (i) accounting policies or reporting practices, except as required or permitted by generally accepted accounting principles or required by any applicable law, or (ii) Fiscal Year.

(h) Speculative Transactions. Engage, or permit any of its Subsidiaries to engage, in any transaction involving commodity options or futures contracts or any similar speculative transactions.

(i) Negative Pledge. Enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets (including, without limitation, with respect to any Unencumbered Assets), except (i) pursuant to the Other Senior Debt Documents, (ii) as set forth in Article 11 of the Eleventh Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as in effect on the date hereof (or any substantially similar provisions in any subsequent amendment thereof, to the extent such amendment is permitted under the Loan Documents), or (iii) in connection with any other Debt (whether secured or unsecured), provided that the incurrence or assumption of such Debt would not result in a failure by any Loan Party to comply with any of the financial covenants contained in Section 5.04.

(j) Parent Guarantor as Holding Company. In the case of the Parent Guarantor, enter into or conduct any business, or engage in any activity (including, without limitation, any action or transaction that is required or restricted with respect to the Borrowers and their Subsidiaries under Sections 5.01 and 5.02 without regard to any of the enumerated exceptions to such covenants), other than (i) the holding of the Equity Interests of the Operating Partnership; (ii) the performance of its duties as general partner of the Operating Partnership; (iii) the performance of its Obligations (subject to the limitations set forth in the Loan Documents) under each Loan Document to which it is a party; (iv) the making of equity Investments in the Operating Partnership and its Subsidiaries; (v) maintenance of any deposit accounts required in connection with the conduct by the Parent Guarantor of business activities otherwise permitted under the Loan Documents; (vi) activities permitted under the Loan Documents, including without limitation the incurrence of Debt (and guarantees thereof), provided that such Debt would not result in a failure by the Parent Guarantor to comply with any of the financial covenants applicable to it contained in Section 5.04; (vii) engaging in any activity necessary or desirable to continue to qualify as a REIT; and (viii) activities incidental to each of the foregoing.

(k) Repayment of Qualified French Intercompany Loans. Pay, prepay, terminate or otherwise retire any Qualified French Intercompany Loan without the prior written approval of the Administrative Agent.

SECTION 5.03. Reporting Requirements. So long as any Advance or any other Obligation of any Loan Party under any Loan Document (other than any contingent obligation that by its terms survives the termination of the applicable Loan Document or the termination of the Commitments) shall remain unpaid or any Lender shall have any Commitment hereunder, the Operating Partnership will furnish to the Administrative Agent for transmission to the Lenders in accordance with Section 9.02(b):

(a) Default Notice. As soon as possible and in any event within five Business Days after a Responsible Officer obtains knowledge of the occurrence of each Default or any event, development or occurrence reasonably likely to have a Material Adverse Effect, in each case, if continuing on the date of such statement, a statement of the Chief Financial Officer (or other Responsible Officer) of the Parent Guarantor setting forth details of such Default or such event, development or occurrence and the action that the Parent Guarantor has taken and proposes to take with respect thereto.

(b) Annual Financials. As soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the annual audit report for such year for the Parent Guarantor and its Subsidiaries, including therein Consolidated balance sheets of the Parent Guarantor and its Subsidiaries as of the end of such Fiscal Year and Consolidated statements of income and a Consolidated statement of cash flows of the Parent Guarantor and its Subsidiaries for such Fiscal Year (it being acknowledged that a copy of the annual audit report filed by the Parent Guarantor with the Securities and Exchange Commission shall satisfy the foregoing requirements), in each case accompanied by an opinion of KPMG LLP or other independent public accountants of recognized standing reasonably acceptable to the Administrative Agent without any qualification as to going concern or scope of audit, together with (i) a schedule in form reasonably satisfactory to the Administrative Agent of the computations used by the Parent Guarantor in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Section 5.04, provided that in the event of any change in generally accepted accounting principles used in the preparation of such financial statements, the Parent Guarantor shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to

GAAP and (ii) a certificate of the Chief Financial Officer (or other Responsible Officer performing similar functions) of the Parent Guarantor stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent Guarantor has taken and proposes to take with respect thereto.

(c) Quarterly Financials. As soon as available and in any event within 45 days after the end of each of the first three quarters of each Fiscal Year, Consolidated balance sheets of the Parent Guarantor and its Subsidiaries as of the end of such quarter and Consolidated statements of income and a Consolidated statement of cash flows of the Parent Guarantor and its Subsidiaries for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and Consolidated statements of income and a Consolidated statement of cash flows of the Parent Guarantor and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to normal year-end audit adjustments) by the Chief Financial Officer (or other Responsible Officer performing similar functions) of the Parent Guarantor as having been prepared in accordance with generally accepted accounting principles (it being acknowledged that a copy of the quarterly financials filed by the Parent Guarantor with the Securities and Exchange Commission shall satisfy the foregoing requirements), together with (i) a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent Guarantor has taken and proposes to take with respect thereto, and (ii) a schedule in form reasonably satisfactory to the Administrative Agent of the computations used by the Parent Guarantor in determining compliance with the covenants contained in Section 5.04, provided that in the event of any change in generally accepted accounting principles used in the preparation of such financial statements, the Parent Guarantor shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP, provided further, that items that would otherwise be required to be furnished pursuant to this Section 5.03(c) prior to the 45th day after the Closing Date shall be furnished on or before the 45th day after the Closing Date.

(d) Unencumbered Assets Certificate. As soon as available and in any event within (i) 45 days after the end of each of the first three quarters of each Fiscal Year and (ii) 90 days after the end of the fourth quarter of each Fiscal Year, an Unencumbered Assets Certificate, as at the end of such quarter, certified by the Chief Financial Officer (or other Responsible Officer performing similar functions) of the Parent Guarantor, together with an updated schedule of Unencumbered Assets listing all of the Unencumbered Assets as of such date.

(e) Unencumbered Assets Financials. As soon as available and in any event within (i) 45 days after the end of each of the first three quarters of each Fiscal Year and (ii) 90 days after the end of the fourth quarter of each Fiscal Year, financial information in respect of all Unencumbered Assets, in form and detail reasonably satisfactory to the Administrative Agent.

(f) Annual Budgets. As soon as available and in any event no later than 90 days after the end of each Fiscal Year, forecasts prepared by management of the Parent Guarantor, in form reasonably satisfactory to the Administrative Agent, of balance sheets and income statements on a quarterly basis for the then current Fiscal Year.

(g) Material Litigation. Promptly after the commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party or any of its Subsidiaries that (i) would reasonably be expected to have a Material Adverse Effect or (ii) would reasonably be expected to affect the legality, validity or enforceability of any Loan Document or the consummation of the transactions contemplated by the Loan Documents, and promptly after the occurrence thereof, notice of any material adverse change in the status or financial effect on any Loan Party or any of its Subsidiaries of any such action, suit, investigation, litigation or proceeding.

(h) Securities Reports. Promptly after the sending or filing thereof, copies of each Form 10-K and Form 10-Q (or any successor forms thereto) filed by or on behalf of any Loan Party with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, and, to the extent not publicly available electronically at www.sec.gov or www.digitalrealty.com (or successor web sites thereto), copies of all other financial statements, reports, notices and other materials, if any, sent or made available generally by any Loan Party to the “public” holders of its Equity Interests or filed with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange, all press releases made available generally by any Loan Party or any of its Subsidiaries to the public concerning material developments in the business of any Loan Party or any such Subsidiary and all notifications received by any Loan Party or any Subsidiary thereof from the Securities and Exchange Commission or any other governmental authority pursuant to the Securities Exchange Act and the rules promulgated thereunder. Copies of each such Form 10-K and Form 10-Q may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which (i) a Loan Party posts such documents, or provides a link thereto, on www.digitalrealty.com (or successor web site thereto) or (ii) such documents are posted on its behalf on the Platform, provided that a Loan Party shall notify the Administrative Agent (by facsimile or e-mail) of the posting of any such documents and, if requested, provide to the Administrative Agent by e-mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above in this Section 5.03(h) (other than copies of each Form 10-K and Form 10-Q), and in any event shall have no responsibility to monitor compliance by any Loan Party with any such request for delivery, and each Lender shall be solely responsible for obtaining and maintaining its own copies of such documents.

(i) Environmental Conditions. Give notice in writing to the Administrative Agent (i) promptly upon a Responsible Officer of a Loan Party obtaining knowledge of any material violation of any Environmental Law affecting any Asset or the operations thereof or the operations of any of its Subsidiaries, (ii) promptly upon obtaining knowledge of any known release, discharge or disposal of any Hazardous Materials at, from, or into any Asset which it reports in writing or is reportable by it in writing to any governmental authority and which is material in amount or nature or which would reasonably be expected to materially adversely affect the value of such Asset, (iii) promptly upon a Loan Party’s receipt of any notice of material violation of any Environmental Laws or of any material release, discharge or disposal of Hazardous Materials in violation of any Environmental Laws or any matter that may result in an Environmental Action, including a notice or claim of liability or potential responsibility from any third party (including without limitation any federal, state or local governmental officials) and including notice of any formal inquiry, proceeding, demand, investigation or other action with regard to (A) such Loan Party’s or any other Person’s operation of any Asset, (B) contamination on, from or into any Asset, or (C) investigation or remediation of off-site locations at which such Loan Party or any of its predecessors are alleged to have directly or indirectly disposed of Hazardous Materials, or (iv) upon a Responsible Officer of such Loan Party obtaining knowledge that any expense or loss has been incurred by such governmental authority in connection with the assessment, containment, removal or remediation of any Hazardous Materials with respect to which such Loan Party or any Unconsolidated Affiliate may be liable or for which a Lien may be imposed on any Asset, provided that any of the events described in clauses (i) through (iv) above would have a Material Adverse Effect or would reasonably be expected to result in a material Environmental Action with respect to any Unencumbered Asset.

(j) Unencumbered Asset Conditions. Promptly after discovery by a Responsible Officer of a Loan Party of any condition or event which causes any Unencumbered Asset to no longer comply with the requirements set forth in the definition of Unencumbered Asset Conditions, provide the Administrative Agent with notice thereof.

(k) Debt Rating. As soon as possible and in any event within three Business Days after a Responsible Officer obtains knowledge of any change in the Debt Rating, a statement of the Chief Financial Officer (or other Responsible Officer) of the Parent Guarantor setting forth the new Debt Rating.

(l) Other Information. Promptly, such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Subsidiaries as the Administrative Agent, or any Lender through the Administrative Agent, may from time to time reasonably request.

SECTION 5.04. Financial Covenants. So long as any Advance or any other Obligation of any Loan Party under any Loan Document (other than any contingent obligation that by its terms survives the termination of the applicable Loan Document or the termination of the Commitments) shall remain unpaid or any Lender shall have, at any time after the initial Borrowing, any Commitment hereunder, the Parent Guarantor will:

(a) Parent Guarantor Financial Covenants.

(i) Maximum Total Leverage Ratio: Maintain at the end of each fiscal quarter of the Parent Guarantor, a Leverage Ratio not greater than 60.0%, provided that the Parent Guarantor shall have the right to maintain a Leverage Ratio of greater than 60.0% but less than or equal to 65.0% for up to four consecutive fiscal quarters of the Parent Guarantor during the term of the Facility following an acquisition of one or more Assets for a purchase price and other consideration in an amount not less than 5.0% of Total Asset Value.

(ii) Minimum Fixed Charge Coverage Ratio. Maintain at the end of each fiscal quarter of the Parent Guarantor, a Fixed Charge Coverage Ratio of not less than 1.50:1.00.

(iii) Maximum Secured Debt Leverage Ratio: Maintain at the end of each fiscal quarter of the Parent Guarantor, a Secured Debt Leverage Ratio not greater than 40.0%, provided that the Parent Guarantor shall have the right to maintain a Secured Debt Leverage Ratio of greater than 40.0% but less than or equal to 45.0% for up to four consecutive quarters of the Parent Guarantor during the term of the Facility following an acquisition of one or more Assets for a purchase price and other consideration in an amount not less than 5.0% of Total Asset Value.

(b) Unencumbered Assets Financial Covenants.

(i) Maximum Unsecured Debt to Total Unencumbered Asset Value: Subject to any payments made pursuant to Section 2.05(b), not permit at any time Unsecured Debt to be greater than 60.0% of the Total Unencumbered Asset Value at such time, provided that the Parent Guarantor shall have the right to maintain Unsecured Debt of greater than 60.0% but less than or equal to 65.0% of the Total Unencumbered Asset Value for up to four consecutive fiscal quarters of the Parent Guarantor during the term of the Facility following an acquisition of one or more Assets for a purchase price and other consideration in an amount not less than 5.0% of Total Asset Value.

(ii) Minimum Unencumbered Assets Debt Service Coverage Ratio: Subject to any payments made pursuant to Section 2.05(b), maintain at the end of each fiscal quarter of the Parent Guarantor, an Unencumbered Assets Debt Service Coverage Ratio of not less than 1.50:1.00.

To the extent any calculations described in Sections 5.04(a) or 5.04(b) are required to be made on any date of determination other than the last day of a fiscal quarter of the Parent Guarantor, such calculations shall be made on a pro forma basis to account for any acquisitions, dispositions or reclassifications of Assets, and the incurrence or repayment of any Debt for Borrowed Money relating to such Assets, that have occurred since the last day of the fiscal quarter of the Parent Guarantor most recently ended. All such calculations shall be reasonably acceptable to the Administrative Agent.

ARTICLE VI

EVENTS OF DEFAULT

SECTION 6.01. Events of Default. If any of the following events (“Events of Default”) shall occur and be continuing:

(a) (i) any Borrower shall fail to pay any principal of any Advance when the same shall become due and payable or (ii) any Borrower shall fail to pay any interest on any Advance, or any Loan Party shall fail to make any other payment under any Loan Document when due and payable, in each case under this clause (ii) within three Business Days after the same becomes due and payable; or

(b) any representation or warranty made by any Loan Party (or any of its officers or the officers of its general partner or managing member, as applicable) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

(c) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in Section 2.13, 5.01(e) (either as the terms, covenants and agreements in Section 5.01(e) relate to the Parent Guarantor and the Operating Partnership or, as to any Loan Party, the last sentence thereof), (f), (i), (m) or (n), 5.02, 5.03(a) or 5.04; or

(d) any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 30 days (or, in the case of Section 5.03 (other than Section 5.03(a)), 10 Business Days) after the earlier of the date on which (i) a Responsible Officer becomes aware of such failure or (ii) written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender; or

(e) (i) any Loan Party or any of its Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Material Debt when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Material Debt; or (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Material Debt, if (A) the effect of such event or condition is to permit the acceleration of the maturity of such Material Debt or otherwise permit the holders thereof to cause such Material Debt to mature, and (B) such event or condition shall remain unremedied or otherwise uncured for a period of 60 days; or (iii) the maturity of any such Material Debt shall be accelerated or any such Material Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Material Debt shall be required to be made, in each case prior to the stated maturity thereof; or

(f) any Loan Party shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party shall take any corporate action to authorize any of the actions set forth above in this Section 6.01(f); or

(g) any judgments or orders, either individually or in the aggregate, for the payment of money in excess of $75,000,000 (or the Equivalent thereof in any foreign currency) shall be rendered against any Loan Party or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 45 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not give rise to an Event of Default under this Section 6.01(g) if and so long as (A) the amount of such judgment or order which remains unsatisfied is covered by a valid and binding policy of insurance between the respective Loan Party and the insurer covering full payment of such unsatisfied amount (subject to customary deductibles) and (B) such insurer, which shall be rated at least “A” by A.M. Best Company, has been notified, and has not disputed the claim made for payment, of the amount of such judgment or order; or

(h) any non-monetary judgment or order shall be rendered against any Loan Party or any of its Subsidiaries that would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

(i) any provision of any Loan Document after delivery thereof pursuant to Section 3.01 or 5.01(j) shall for any reason (other than pursuant to the terms thereof) cease to be valid and binding on or enforceable in any material respect against any Loan Party party to it, or any such Loan Party shall so state in writing; or

(j) a Change of Control shall occur; or

(k) any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and the ERISA Affiliates related to such ERISA Event) would reasonably be expected to result in a Material Adverse Effect; or

(l) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), would reasonably be expected to result in a Material Adverse Effect; or

(m) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination would reasonably be expected to result in a Material Adverse Effect, then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrowers, declare the Commitments of each Lender and the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrowers, declare the Notes, the Advances, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers and (iii) shall at the request, or may with the consent of the Required Lenders, proceed to enforce its rights and remedies under the Loan Documents for the ratable benefit of the Lenders by appropriate proceedings; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to any Loan Party under any Bankruptcy Law, (y) the Commitments of each Lender and the obligation of each Lender to make Advances shall automatically be terminated and (z) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Loan Parties.

ARTICLE VII

GUARANTY

SECTION 7.01. Guaranty; Limitation of Liability. (a) Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of the Borrowers and each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the applicable Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party. This Guaranty is a guaranty of payment and not merely of collection.

(b) Each Guarantor, the Administrative Agent and each other Lender and, by its acceptance of the benefits of this Guaranty, each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Guarantors, the Administrative Agent, the Lenders and, by their acceptance of the benefits of this Guaranty, the other Secured Parties hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.

(c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.

(d) The liability of each Guarantor hereunder shall be joint and several.

SECTION 7.02. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of this Agreement and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any other Secured Party with respect thereto. The Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of this Agreement or the other the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Borrower or any other Loan Party or whether any Borrower or any other Loan Party is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

(a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Borrower, any other Loan Party or any of their Subsidiaries or otherwise;

(c) any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

(d) any manner of application of any assets of any Loan Party or any of its Subsidiaries, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any assets of any Loan Party or any of its Subsidiaries for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents;

(e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

(f) any failure of the Administrative Agent or any other Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to the Administrative Agent or such other Secured Party (each Guarantor waiving any duty on the part of the Administrative Agent and each other Secured Party to disclose such information);

(g) the failure of any other Person to execute or deliver this Agreement, any other Loan Document, any Guaranty Supplement (as hereinafter defined) or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

(h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Administrative Agent or any other Secured Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party upon the insolvency, bankruptcy or reorganization of any Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

SECTION 7.03. Waivers and Acknowledgments. (a) Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice (except as expressly provided under the Loan Documents) with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any other Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person.

(b) Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c) Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Administrative Agent or any other Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.

(d) Each Guarantor acknowledges that the Administrative Agent may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guaranty, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Administrative Agent and the other Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

(e) Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of the Administrative Agent or any other Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any Borrower, any other Loan Party or any of their Subsidiaries now or hereafter known by the Administrative Agent or such other Secured Party.

(f) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by this Agreement and the other Loan Documents and that the waivers set forth in Section 7.02 and this Section 7.03 are knowingly made in contemplation of such benefits.

SECTION 7.04. Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against any Borrower, any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Guaranty, this Agreement or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against any Borrower, any other Loan Party or any other insider guarantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Borrower, any other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Commitments shall have expired or been terminated. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the later of (a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (b) the Maturity Date, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents. If (i) any Guarantor shall make payment to any Secured Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and (iii) the Maturity Date shall have occurred, the Administrative Agent and the other Secured Parties will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.

SECTION 7.05. Guaranty Supplements. Upon the execution and delivery by any Additional Guarantor of a Guaranty Supplement, (i) such Additional Guarantor and shall become and be a Guarantor hereunder, and each reference in this Agreement to a “Guarantor” or a “Loan Party” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “this Agreement”, “this Guaranty”, “hereunder”, “hereof” or words of like import referring to this Agreement and this Guaranty, and each reference in any other Loan Document to the “Loan Agreement”, “Guaranty”, “thereunder”, “thereof” or words of like import referring to this Agreement and this Guaranty, shall mean and be a reference to this Agreement and this Guaranty as supplemented by such Guaranty Supplement.

SECTION 7.06. Indemnification by Guarantors. Without limitation on any other Obligations of any Guarantor or remedies of the Administrative Agent or the Secured Parties under this Agreement, this Guaranty or the other Loan Documents, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Administrative Agent, the Arrangers, each other Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Loan Party enforceable against such Loan Party in accordance with their terms, except to the extent such claim, damage, loss, liability or expense is found in a final and nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct or the gross negligence or willful misconduct by such Indemnified Party’s officer, director, employee, or agent.

SECTION 7.07. Subordination. (a) Each Guarantor hereby subordinates any and all debts, liabilities and other Obligations owed to such Guarantor by each other Loan Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 7.07.

(b) Prohibited Payments, Etc. Except during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each Guarantor may receive payments in the ordinary course of business from any other Loan Party on account of the Subordinated Obligations. After the occurrence and during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), however, unless the Administrative Agent otherwise agrees, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

(c) Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to any other Loan Party, each Guarantor agrees that the Secured Parties shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) before such Guarantor receives payment of any Subordinated Obligations.

(d) Turn-Over. After the occurrence and during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each Guarantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Secured Parties and deliver such payments to the Administrative Agent on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

(e) Administrative Agent Authorization. After the occurrence and during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest).

SECTION 7.08. Continuing Guaranty. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (ii) the Maturity Date, (b) be binding upon the Guarantors, their successors and assigns and (c) inure to the benefit of and be enforceable by the Administrative Agent and the other Secured Parties and their successors, transferees and assigns.

SECTION 7.09. Guaranty Limitations. Any guaranty provided by a Foreign Subsidiary domiciled in each Specified Jurisdiction indicated below shall be subject to the following limitations:

(a) Australia: The liability of any Guarantor incorporated under the Corporations Act 2001 (Commonwealth of Australia) under this Article VII and under any indemnities contained elsewhere in this

Agreement will not include any liability or obligation which would, if included, result in a contravention of s260A of the Corporations Act 2001 (Cth). Any such Guarantor shall promptly take, and procure that its relevant holding companies take, all steps necessary under s260B of the Corporations Act 2001 (Cth) so as to permit the inclusion of any liability or obligation excluded under the previous sentence.

(b) Belgium: The obligations under this Article VII of each Guarantor incorporated and existing under Belgian law (i) shall not include any liability which would constitute unlawful financial assistance (as determined in article 329/430/629 of the Belgian Companies Code); and (ii) shall be limited to a maximum aggregate amount equal to the greater of (A) 90% of such Guarantor’s net assets (as defined in article 320/429/617 of the Belgian Companies Code) as shown in its most recent audited annual financial statements as approved at its meeting of shareholders, and (B) the aggregate of the amounts made available to such Guarantor and its Subsidiaries (if any) indirectly through one or more other Loan Parties through intercompany loans (increased by all interests, commissions, costs, fees, expenses and other sums accruing or payable in connection with such amount), with, for the avoidance of doubt, the exclusion of any obligations of such Guarantor and its Subsidiaries under the Facility in its capacity as a Borrower.

(c) Canada: The liability of any Guarantor incorporated under the laws of Canada, other than Alberta or Ontario, thereof under this Article VII and under any indemnities contained elsewhere in this Agreement shall not include any liability of any Loan Party which is a shareholder of the Guarantor or of an affiliated corporation or an associate of any such Person where there are reasonable grounds for believing:

(i) that such Guarantor is or, after giving the financial assistance, would be unable to pay its liabilities as they become due; or

(ii) that the realizable value of such Guarantor’s assets, excluding the amount of any financial assistance in the form of a loan or in the form of assets pledged or encumbered to secure the Guaranty, after giving the financial assistance, would be less than the aggregate of such Guarantor’s liabilities and stated capital of all classes.

(d) England and Wales: The liability of each Guarantor, which is a public limited company, (and each Guarantor that is a subsidiary of a public limited company) incorporated under the laws of England and Wales under this Article VII and under any indemnities contained elsewhere in this Agreement shall not include any liability or obligation which would, if incurred, constitute the provision of unlawful financial assistance within the meaning of sections 677 to 683 of the Companies Act 2006 of England and Wales; provided, however, that the foregoing limitation shall not be applicable to any Guarantor incorporated under the laws of England and Wales that is not a public limited company or the subsidiary of a company that is a public limited company.

(e) France: (i) The liability of any Guarantor incorporated under the laws of France (a “French Guarantor”) under this Article VII and under any indemnities contained elsewhere in this Agreement shall not include any obligation or liability which, if incurred, would constitute the provision of financial assistance within the meaning of Article L.225-216 of the French Code de Commerce or/and would constitute a misuse of corporate assets within the meaning of Article L.241 3 or L.242 6 of the French Code de Commerce or any other law or regulation having the same effect, as interpreted by the French courts.

(ii) The Guaranteed Obligations of each French Guarantor under this Article VII shall be limited at any time to an amount equal to the aggregate of all Advances to the extent directly or indirectly on-lent to such French Guarantor under an intercompany loan agreement (each a “Qualified French Intercompany Loan”) and outstanding at the date a payment is made by such French Guarantor under this Article VII, it being specified that any payment made by such French Guarantor under this Article VII in respect of the Guaranteed Obligations shall reduce pro tanto the outstanding amount of the applicable Intercompany Loan due by such French Guarantor.

(iii) It is acknowledged that such French Guarantor is not acting jointly and severally with the other Guarantors and shall not be considered as “co-débiteur solidaire” as to its obligations pursuant to the guarantee given pursuant to this Article VII.

(f) Germany. (i) The obligations and liabilities of any Guarantor incorporated or established and existing as a German limited liability company (Gesellschaft mit beschränkter Haftung – GmbH) (each, a “German GmbH Guarantor”), shall be subject to the following limitations. To the extent that the Guaranteed Obligations include liabilities of such German GmbH Guarantor’s direct or indirect shareholder(s) (each, an “Up-stream Guaranty”) or its affiliated companies (verbundenes Unternehmen) within the meaning of section 15 of the German Stock Corporation Act (Aktiengesetz) (other than Subsidiaries of that German GmbH Guarantor) (each, a “Cross-stream Guaranty”) (save for any guarantee of funds to the extent they (x) are on-lent and/or (y) replace or refinance funds which were on-lent in each case to that German GmbH Guarantor or its Subsidiaries and such amount on-lent is not returned), the guaranty created under this Article VII shall not be enforced against such German GmbH Guarantor at the time of the respective Payment Demand (as defined below) if and only to the extent that the German GmbH Guarantor demonstrates to the reasonable satisfaction of the Administrative Agent that the enforcement would have the effect of: (1) causing such German GmbH Guarantor’s Net Assets (as defined below) to be reduced below zero, or (2) if its Net Assets are already below zero, causing such amount to be further reduced, and thereby, in each case, affecting its assets required for the maintenance of its stated share capital (gezeichnetes Kapital) pursuant to Sections 30 and 31 of the German Limited Liability Company Act (Gesetz betreffend die Gesellschaften mit beschränkter Haftung, “GmbHG”), as applicable at the time of enforcement. No reduction of the amount enforceable under this Article VII will prejudice the rights of the Administrative Agent to again enforce the guaranty created under this Article VII at a later time under this Agreement (subject always to the operation of the limitations set forth above at the time of such further enforcement). “Net Assets” means the applicable German GmbH Guarantor’s assets (section 266 sub-section (2) of the German Commercial Code (Handelsgesetzbuch) (“HGB”)) minus the aggregate of its liabilities (section 266 sub-section (3) B, C HGB (but disregarding, for the avoidance of doubt, any provisions in respect of the guaranty created under this Article VII), accruals and deferred tax (section 266 subsection (3) D, E HGB), its stated share capital (gezeichnetes Kapital) (section 266 subsection (3)A(I) HGB) and any amounts not available for distribution according to Section 268 subsection (8) HGB. The Net Assets shall be determined in accordance with the generally accepted accounting principles in Germany consistently applied by the applicable German GmbH Guarantor in preparing its unconsolidated balance sheet (Jahresabschluss according to section 42 GmbHG and sections 242, 264 HGB) in the previous financial years, but for the purposes of the calculation of the Net Assets the following balance sheet items shall be adjusted as follows: (x) the amount of any increase of the stated share capital (Erhöhungen des gezeichneten Kapitals) after the date of this Agreement shall be deducted from the stated share capital unless permitted under the Loan Documents or approved by the Administrative Agent); (y) loans received by, and other contractual liabilities of, the applicable German GmbH Guarantor which are subordinated within the meaning of section 39 subsection 1 no. 5 or section 39 subsection 2 of the German Insolvency Code (Insolvenzordnung) (contractually or by law) shall be disregarded; and (z) loans and other contractual liabilities incurred by the applicable German GmbH Guarantor in violation of the provisions of this Agreement or any other Loan Document shall be disregarded.

(ii) The limitations set forth in Section 7.09(f)(i) only apply if within 15 Business Days after receipt from the Administrative Agent of a notice stating that the Administrative Agent intends to demand payment under this Article VII against the applicable German GmbH Guarantor (each, a “Payment Demand”), the managing director(s) of such German GmbH Guarantor has (have) confirmed in writing to the Administrative Agent (A) why and to what extent the guarantee is an Up-stream Guaranty or a Cross-stream Guaranty and (B) which amount of such Up-stream Guaranty or Cross-stream Guaranty, as applicable, may not be enforced given that the applicable German GmbH Guarantor’s Net Assets are below zero or such enforcement would cause such German GmbH Guarantor’s Net Assets to be reduced below zero, as a result of which such enforcement would lead to a violation of the capital maintenance rules as set out in sections 30 and 31 GmbHG, and such confirmation is supported by evidence reasonably satisfactory to the Administrative Agent, including without limitation an up-to-date balance sheet of such German GmbH Guarantor, together with a detailed calculation of the amount of such German GmbH Guarantor’s Net Assets taking into account the adjustments and obligations set forth in Section 7.09(f)(i) (the “Management Determination”). Each German GmbH Guarantor shall comply with its obligations under this Article VII within the period set forth above, and the Administrative Agent may enforce the guaranty created under this Article VII in an amount which would, in accordance with the Management Determination, not cause such German GmbH Guarantor’s Net Assets to be reduced (or to fall further) below zero. Following receipt by the Administrative Agent of the Management Determination, the applicable German GmbH Guarantor shall deliver to the Administrative Agent upon request within 30 Business Days an up-to-date balance sheet of such German GmbH Guarantor, prepared by an auditor of international reputation appointed by such German GmbH Guarantor, together with a detailed calculation (satisfactory to the Administrative Agent in its reasonable discretion) of the amount of the Net Assets of such German GmbH Guarantor taking into account the adjustments and obligations set forth in Section 7.09(f)(i) (the “Auditor’s Determination”). Such balance sheet and Auditor’s Determination shall be prepared in accordance with generally accepted accounting principles in Germany consistently applied by the applicable German GmbH Guarantor in preparing its unconsolidated balance sheet (Jahresabschluss according to section 42 GmbHG and sections 242, 264 HGB) in the previous financial years. Each Auditor’s Determination shall be prepared as of the date of the enforcement of this Article VII. Each German GmbH Guarantor shall comply with its obligations under this Article VII within the period set forth above and the Administrative Agent shall be entitled to enforce the guaranty created under this Article VII in an amount which would, in accordance with the Auditor’s Determination, not cause the Net Assets of the German GmbH Guarantor to be reduced (or to fall further) below zero.

(iii) Each German GmbH Guarantor shall, within 60 Business Days after receipt of a Payment Demand, realize, unless not legally permitted to do so, any and all of its assets (other than assets that are necessary for the business (betriebsnotwendig) of such German GmbH Guarantor) that are shown in the balance sheet with a book value (Buchwert) that is substantially (i.e., at least 20%) lower than the market value of the assets if, as a result of the enforcement of the guaranty created under this Article VII against such German GmbH Guarantor, its Net Assets would be reduced below zero. After the expiry of such 60 Business Day period, such German GmbH Guarantor shall, within five Business Days, notify the Administrative Agent of the amount of the proceeds obtained from the realization and submit a statement setting forth a new calculation of the amount of the Net Assets of such German GmbH Guarantor taking into account such proceeds. Such calculation shall, upon the Administrative Agent’s reasonable request, be confirmed by the auditors referred to in Section 7.09(f)(ii) within a period of 20 Business Days following the applicable request. If the Administrative Agent disagrees with any Auditor’s Determination or the new calculation referred to in this Section 7.09(f)(iii), the Administrative Agent shall be entitled to pursue in court a claim under this Article VII in excess of the amounts paid or payable pursuant to the provisions above, for the avoidance of doubt, it being understood that the relevant German GmbH Guarantor shall not be obligated to pay any such excessive amounts on demand.

(iv) The restrictions set forth in Section 7.09(f)(i) shall only apply if, to the extent and for so long as (A) the applicable German GmbH Guarantor has complied with its obligations pursuant to Sections 7.09(f)(ii) and (iii), (B) the applicable German GmbH Guarantor is not a party to a profit and loss sharing agreement (Gewinnabführungsvertrag) and/or a domination agreement (Beherrschungsvertrag) (within the meaning of Section 291 of the German Stock Corporation Act (Aktiengesetz)) where such German GmbH Guarantor is the dominated entity (beherrschtes Unternehmen) and/or the entity being obliged to share its profits with the other party of such profit and loss sharing agreement other than to the extent that the existence of such a profit and loss sharing agreement and/or domination agreement does not result in the inapplicability of the relevant restrictions set forth in sections 30 and 31 GmbHG, and (C) the applicable German GmbH Guarantor does, at the time when a payment is made under this Article VII, not hold a fully recoverable indemnity or claim for refund (vollwertiger Gegenleistungs- oder Rückgewähranspruch) (within the meaning of section 30 (1) sentence 2 GmbHG) against the relevant shareholder covering at least the relevant amount payable under this Article VII.

(v) Sections 7.09(f)(i) through (iv) shall apply mutatis mutandis to a Guarantor organized and existing as a limited liability partnership (Kommanditgesellschaft – KG) with a German limited liability company (Gesellschaft mit beschränkter Haftung – GmbH) as its sole general partner, provided that in such case and for the purpose of this Article VII, any reference to such Guarantor’s net assets (Reinvermögen) shall be deemed to be a reference to the net assets (Reinvermögen) of such Guarantor and its general partner (Komplementär) on a pro forma consolidated basis.

(g) Hong Kong. The liability of each Guarantor incorporated under the laws of Hong Kong under this Article VII and any indemnities, obligations or other liabilities contained elsewhere in this Agreement shall not include any liability or obligation which if incurred would constitute unlawful financial assistance pursuant to Section 47A of the Hong Kong Companies Ordinances (Cap. 32), except as may be exempted under Section 47C of the Hong Kong Companies Ordinances (Cap. 32), or if such Guarantor, being an unlisted company as defined in Section 2 of the Hong Kong Companies Ordinances (Cap. 32), provides such financial assistance in compliance with the requirements under Section 47E and all other applicable provisions of the Hong Kong Companies Ordinances (Cap. 32).

(h) Ireland: The liability of each Guarantor incorporated under the laws of Ireland under this Article VII and under any indemnities contained elsewhere in this Agreement shall not include any liability or obligation which would, if incurred, constitute the provision of unlawful financial assistance within the meaning of section 60 of the Companies Act 1963 of Ireland (as amended).

(i) Luxembourg: Notwithstanding any provision of this Agreement, the obligations and liabilities of any Guarantor having its registered office and/or central administration in Luxembourg for the Obligations and for the Obligations of any entity which is not a direct or indirect subsidiary of such Luxembourg Guarantor (where “direct or indirect subsidiary” shall mean any company the majority of share capital of which is owned by such Guarantor, whether directly or indirectly, through other entities) shall be limited to the aggregate of 90% of the net assets of such Guarantor, where the net assets means the shareholders’ equity (capitaux propres, as referred to in Article 34 of the Luxembourg law of 19 December 2002 on the commercial register and annual accounts, as amended) of such Guarantor as shown in (A) the latest interim financial statements available, as approved by the shareholders of such Luxembourg Guarantor and existing at the date of the relevant payment under this Article VII, or, if not available, (B) the latest annual financial statements (comptes annuels) available at the date of such relevant payment, as approved by the shareholders of such Guarantor, as audited by its statutory auditor or its external auditor (réviseur d’entreprises), if required by applicable law; provided, however, that this limitation shall not take into account any amounts such Guarantor has directly or indirectly benefited from and made available as a result of the Loan Documents. The obligations and liabilities of any Guarantor having its registered office and/or central administration in Luxembourg shall not include any obligation which, if incurred, would constitute (i) a misuse of corporate assets or (ii) financial assistance.

(j) The Netherlands: No Guarantor incorporated under the laws of The Netherlands or any Guarantor which is a direct or indirect Subsidiary of a company incorporated under the laws of the Netherlands shall have any liability pursuant to this Article VII to the extent that the same would constitute unlawful financial assistance within the meaning of Article 2:98(c) of the Dutch Civil Code.

(k) Singapore: The liability of each Guarantor incorporated under the laws of Singapore under this Article VII and under any indemnities contained elsewhere in this Agreement shall not include any liability which would if incurred constitute unlawful financial assistance pursuant to Section 76 of the Singapore Companies Act (Cap. 50).

(l) Spain: The liability of each Guarantor incorporated under the laws of Spain under this Article VII and under any indemnities contained elsewhere in this Agreement shall not include any obligations which would give rise to a breach of the provisions of Spanish law relating to restrictions on the provision of financial assistance (or refinancing of any debt incurred) in connection with the acquisition of shares in the relevant Spanish Loan Party and/or its controlling corporation (or, in the case of a Spanish Loan Party which is a “sociedad de responsabilidad limitada”, of a company in the same group as such Spanish obligor) as provided in article 150 of Spanish Capital Companies Act (Ley de Sociedades de Capital) and article 143.2 of the Spanish Capital Companies Act (Ley de Sociedades de Capital), as applicable. The obligations of each Guarantor incorporated under the laws of Spain under this Article VII shall be capable of enforcement in accordance with applicable law against all present and future assets of such Guarantor save to the extent that applicable Spanish law specifies otherwise. For the purposes of this Article VII, a reference to the “group” of a Guarantor incorporated under the laws of Spain shall mean such Guarantor and any other companies constituting a unity of decision. It shall be presumed that there is unity of decision when any of the scenarios set out in section 1 and/or section 2 of article 42 of the Spanish Commercial Code (Código de Comercio) are met.

(m) Switzerland: (i) The aggregate liability of any Swiss Guarantor under this Agreement (in particular, without limitation, under this Article VII) and any and all other Loan Documents for, or with respect to, obligations of any other Loan Party (other than the wholly owned direct or indirect Subsidiaries of such Swiss Guarantor) shall not exceed the amount of such Swiss Guarantor’s freely disposable equity in accordance with Swiss law, presently being the total shareholder equity less the total of (A) the aggregate share capital and (B) statutory reserves (including reserves for own shares and revaluations as well as capital surplus (agio)) to the extent such reserves cannot be transferred into unrestricted, distributable reserves). The amount of freely disposable equity shall be determined by the statutory auditors of the relevant Swiss Guarantor on the basis of an audited annual or interim balance sheet of such Swiss Guarantor, to be provided to the Administrative Agent by the Swiss Guarantor promptly after having been requested to perform obligations limited pursuant to this Section 7.09(m) (together with a confirmation of the statutory auditors of such Swiss Guarantor that the determined amount of freely disposable equity complies with this Section 7.09(m) and the provisions of Swiss corporate law which are aimed at protecting the share capital and legal reserves).

(ii) The limitation in clause (i) above shall only apply to the extent it is a requirement under applicable law at the time the Swiss Guarantor is required to perform under the Loan Documents. Such limitation shall not free the Swiss Guarantor from its obligations in excess of the freely disposable equity, but merely postpone the performance date thereof until such times when the Swiss Guarantor has again freely disposable equity if and to the extent such freely disposable equity is available.

(iii) Each Swiss Guarantor shall, and any holding company of a Swiss Guarantor which is a party to any Loan Document shall procure that each Swiss Guarantor will, take and cause to be taken all and any action, including, without limitation, (A) the passing of any shareholders’ resolutions to approve any payment or other performance under this Agreement or any other Loan Documents and (B) the obtaining of any confirmations which may be required as a matter of Swiss mandatory law in force at the time the respective Swiss Guarantor is required to make a payment or perform other obligations under this Agreement or any other Loan Document, in order to allow a prompt payment of amounts owing by the Swiss Guarantor under the Loan Documents as well as the performance by the Swiss Guarantor of other obligations under the Loan Documents with a minimum of limitations.

(iv) If the enforcement of the obligations of a Swiss Guarantor under the Loan Documents would be limited due to the effects referred to in this Section 7.09(m), the Swiss Guarantor affected shall further, to the extent permitted by applicable law and Swiss accounting standards and write up or sell any of its assets that are shown in its balance sheet with a book value that is significantly lower than the market value of the assets, in case of sale; however, only if such assets are not necessary for the Swiss Guarantor’s business (nicht betriebsnotwendig).

(n) The Czech Republic. No Guarantor incorporated under the laws of The Czech Republic or any Guarantor which is a direct or indirect Subsidiary of a company incorporated under the laws of The Czech Republic shall have any liability pursuant to this Article VII to the extent that the same would result in the violation of financial assistance provisions set out in Section 161e and 161f of the Czech Commercial Code.

(o) The Republic of Poland. (i) A Guaranty by a Guarantor incorporated under the laws of the Republic of Poland or by any Guarantor which is a direct or indirect Subsidiary of a company incorporated under the laws of the Republic of Poland (each, a “Polish Guarantor”) will be limited in an amount equivalent to (i) the value of all assets (aktywa) of the Polish Guarantor as such value is recorded in (A) its latest annual unconsolidated financial statements or, if they are more up-to date (B) its latest interim unconsolidated financial statements, less (ii) the value of all liabilities (zobowiązania) of the Polish Guarantor (whether due or pending maturity), as existing on the date that such Polish Guarantor becomes a Guarantor under this Facility and as such value is recorded in the financial statements referred to in item (A) above and used for the purpose of determination of the value of assets (aktywa) of the Polish Guarantor. The term “liabilities” shall at all times exclude the Polish Guarantor’s liabilities under this Article VII, but shall include any other obligations (secured and unsecured) of the Polish Guarantor, including any other off-balance sheet obligations of the Polish Guarantor.

(i) The limitation stipulated in Section 7(o)(i) above shall not apply if:

(A) Polish law is amended in such a manner that (1) a debtor whose liabilities exceed the value of its assets is no longer deemed insolvent (niewypłacalny) as provided for in Article 11 Sec. 2 of the Polish Bankruptcy and Restructuring Law (as in force on the date of this Agreement and/or as amended or substituted for time to time) or that (2) the insolvency (niewypłacalność) of a debtor within the meaning of Article 11 Sec. 2 of the Polish Bankruptcy and Restructuring Law (as in force on the date of this Agreement and/or as amended or substituted from time to time) no longer gives grounds for an immediate declaration of its bankruptcy (ogłoszenie upadłości) or no longer obliges the representatives of the Polish Guarantor to immediately file for the declaration of its bankruptcy; or

(B) the aggregate value of the liabilities of the Polish Guarantor (other than those under this Article VII) exceeds the aggregate value of the assets of such Polish Guarantor, thus resulting in the Polish Guarantor’s insolvency within the meaning of Article 11 Sec. 2 of the Polish Bankruptcy and Restructuring Law.

(ii) The obligations under this Article VII of any Polish Guarantor that is a limited liability company (“sp. z.o.o.”) shall be limited if (and only if) and to the extent required by the application of the provisions of the Polish Commercial Companies Code aimed at preservation of share capital. In addition, the obligations under this Article VII of any Polish Guarantor that is a joint stock company (S.A.) shall be limited if (and only if) and to the extent required by the application of the provisions of Article 345 of the Polish Commercial Companies Code which prohibits unlawful financial assistance.

(p) The Kingdom of Sweden. No Guarantor incorporated under the laws of the Kingdom of Sweden or any Guarantor which is a direct or indirect Subsidiary of a company incorporated under the laws of the Kingdom of Sweden shall have any liability pursuant to this Article VII to the extent that the same would constitute unlawful financial assistance pursuant to Chapter 12, Section 7 (or its equivalent from time to time) of the Swedish Companies Act or unlawful distribution of assets pursuant to Chapter 12, Section 2 (or its equivalent from time to time) of the Swedish Companies Act.

(q) The Republic of Finland. No Guarantor incorporated under the laws of the Republic of Finland or any Guarantor which is a direct or indirect Subsidiary of a company incorporated under the laws of the Republic of Finland shall have any liability pursuant to this Article VII to the extent that the same would be prohibited by the Finnish Companies Act (osakeyhtiölaki, 624/2006), as amended.

(r) The Kingdom of Norway. No Guarantor incorporated under the laws of the Kingdom of Norway or any Guarantor which is a direct or indirect Subsidiary of a company incorporated under the laws of the Kingdom of Norway shall have any liability pursuant to this Article VII to the extent that the same would constitute unlawful financial assistance within the meaning of Section § 8-7 or Section § 8-10 of the Norwegian Limited Companies Act (as from time to time in force or replaced) or lead to a financial exposure resulting in such Guarantor’s breach of the general obligations of Chapter 3 of the Norwegian Limited Companies Act (as from time to time in force or replaced).

(s) Additional Guarantors. With respect to any Additional Guarantor acceding to this Agreement after the Closing Date pursuant to a Guaranty Supplement, to the extent the other provisions of this Section 7.09 do not apply to such Additional Guarantor, the obligations of such Additional Guarantor in respect of this Article VII shall be subject to any limitations set forth in such Guaranty Supplement that are reasonably required by the Administrative Agent following consultation with local counsel in the applicable jurisdiction.

ARTICLE VIII

THE ADMINISTRATIVE AGENT

SECTION 8.01. Authorization and Action. Each Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes, the Advances and the Obligations), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders; provided, however, that the Administrative Agent shall not be required to take any action that exposes it to personal liability or that is contrary to this Agreement or applicable law or regulations. The Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by any Borrower pursuant to the terms of this Agreement. Notwithstanding anything to the contrary in any Loan Document, no Person identified as a syndication agent, documentation agent, senior managing agent, joint lead arranger or joint book running manager, in such Person’s capacity as such, shall have any obligations or duties to any Loan Party, the Administrative Agent or any other Secured Party under any of such Loan Documents. Each initial Lender hereby authorizes the Administrative Agent to execute and deliver the Post-Closing Letter Agreement on behalf of such Lender.

SECTION 8.02. Administrative Agent’s Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except that nothing in this sentence shall absolve the Administrative Agent for any liability found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the Administrative Agent’s gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (a) may treat each Lender and its applicable interest in each Advance set forth in the Register as conclusive until the Administrative Agent receives and accepts a Lender Accession Agreement entered into by an Acceding Lender as provided in Section 2.16 or 2.17 or an Assignment and Acceptance entered into by a Lender, as assignor, and an Eligible Assignee, as assignee, as provided in Section 9.07; (b) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance, observance or satisfaction of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or the existence at any time of any Default under the Loan Documents or to inspect the property (including the books and records) of any Loan Party; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telex, telegram, facsimile, e-mail or other electronic communication) believed by it to be genuine and signed or sent by the proper party or parties, (g) shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law or regulations, including for the avoidance of doubt, any action that may be in violation of the automatic stay under any Bankruptcy Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Bankruptcy Law, (h) may act in relation to the Loan Documents through its Affiliates, officers, agents and employees, and (i) shall not be subject to any fiduciary or other implied duties in favor of any Lender or Loan Party, regardless of whether a Default has occurred and is continuing. Without limiting the foregoing, nothing in this Agreement shall constitute the Administrative Agent nor any Arranger as a trustee or fiduciary of any Person, and neither the Administrative Agent nor any Arranger shall be bound to account to the Lenders for any sum or the profit element of any sum received by it for its own account. The Administrative Agent shall not be responsible for the acts or omissions of its delegates or agents or for supervising them; provided, however, that nothing in this sentence shall absolve the Administrative Agent for any liability found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the Administrative Agent’s gross negligence or willful misconduct. The Borrowers shall not commence any proceeding against any of the Administrative Agent’s directors, officers or employees with respect to the Administrative Agent’s acts or omissions relating to the Facility or the Loan Documents.

SECTION 8.03. Waiver of Conflicts of Interest; Etc.. In the event that the Administrative Agent is also a Lender, with respect to its Commitments, the Advances made by it and the Notes issued to it, such Lender shall have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not also the Administrative Agent; and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, include such Lender in its individual capacity. Each of the Lenders acknowledges that the Administrative Agent and its Affiliates may have interests in, or may be providing or may in the future provide financial or other services to other parties with interests which a Lender may regard as conflicting with its interests and may possess information (whether or not material to the Lenders) other than as a result of the Administrative Agent acting as administrative agent hereunder, that the Administrative Agent may not be entitled to share with any Lender. The Administrative Agent will not disclose confidential information obtained from any Lender (without its consent) to any of the Administrative Agent’s other customers nor will it use on the Lender’s behalf any confidential information obtained from any other customer. Without prejudice to the foregoing, each of the Lenders agrees that the Administrative Agent and its Affiliates may (x) deal (whether for its own or its customers’ account) in, or advise on, securities of any Person, and (y) accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any Subsidiary of any Loan Party and any Person that may do business with or own securities of any Loan Party or any such Subsidiary, in each case, as if the Administrative Agent were not the Administrative Agent, and without any duty to account therefor to the Lenders. Each of the Lenders hereby irrevocably waives, in favor of the Administrative Agent and the Arrangers, any conflict of interest which may arise by virtue of the Administrative Agent and/or the Arrangers acting in various capacities under the Loan Documents or for other customers of the Administrative Agent as described in this Section 8.03.

SECTION 8.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

SECTION 8.05. Indemnification by Lenders. (a) Each Lender severally agrees to indemnify the Administrative Agent (to the extent not promptly reimbursed by the Loan Parties) from and against such Lender’s ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Administrative Agent under the Loan Documents (collectively, the “Indemnified Costs”); provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrowers under Section 9.04, to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Borrowers. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 8.05 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. To the extent that the Administrative Agent shall perform any of its duties or obligations hereunder through an Affiliate or sub-agent, then all references to the “Administrative Agent” in this Section 8.05 shall be deemed to include any such Affiliate or sub-agent, as applicable.

(a) For purposes of this Section 8.05, the Lenders’ respective ratable shares of any amount shall be determined, at any time, according to their respective Commitments and Advances with respect to the applicable Tranche at such time. The failure of any Lender to reimburse the Administrative Agent promptly upon demand for its ratable share of any amount required to be paid by the Lenders to the Administrative Agent as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse the Administrative Agent for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse the Administrative Agent for such other Lender’s ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender hereunder, the agreement and obligations of each Lender contained in this Section 8.05 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents. Advances outstanding under a Tranche will be converted by the Administrative Agent on a notional basis into the Equivalent amount of the Primary Currency of such Tranche for the purposes of making any allocations required under this Section 8.05.

SECTION 8.06. Successor Administrative Agents. The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lenders and the Borrowers and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent, which appointment shall, provided that no Event of Default has occurred and is continuing, be subject to the consent of the Operating Partnership, such consent not to be unreasonably withheld or delayed. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation or the Required Lenders’ removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $500,000,000 and which appointment shall be subject to the consent of the Operating Partnership, such consent not to be unreasonably withheld or delayed, provided that no Event of Default has occurred and is continuing. Upon the acceptance of any appointment as an Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. If within 45 days after written notice is given of the retiring Administrative Agent’s resignation or removal under this Section 8.06 no successor Administrative Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (i) the retiring Administrative Agent’s resignation or removal shall become effective, (ii) the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under the Loan Documents and (iii) the Required Lenders shall thereafter perform all duties of the retiring Administrative Agent under the Loan Documents until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above. After any retiring Administrative Agent’s resignation or removal hereunder as an Agent shall have become effective, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Administrative Agent under this Agreement.

ARTICLE IX

MISCELLANEOUS

SECTION 9.01. Amendments, Etc. (a) No amendment or waiver of any provision of this Agreement, the Notes or any other Loan Document, nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders or, where indicated below, all affected Lenders in addition to the Required Lenders, do any of the following at any time: (i) change the number of Lenders or the percentage of (x) the Commitments or (y) the aggregate unpaid principal amount of the Advances that, in each case, shall be required for the Lenders or any of them to take any action hereunder, (ii) release any Borrower with respect to the Obligations (except to the extent contemplated in Section 9.17), (iii) reduce or limit the obligations of the Parent Guarantor under Article VII or release the Parent Guarantor or otherwise limit the Parent Guarantor’s liability with respect to the Guaranteed Obligations (except as otherwise permitted under the Loan Documents), (iv) except as otherwise contemplated in Section 5.01(j), release any Guaranty that constitutes a material portion of the value of the Guaranteed Obligations (excluding any release of the Guaranty provided by that Parent Guarantor which shall be governed by clause (iii) above), (v) amend Section 2.12 or this Section 9.01, (vi) increase the Commitment of any Lender or subject any Lender to any additional obligations (except, in each case, to the extent contemplated in Section 2.16 or Section 2.17) without the consent of such Lender, (vii) reduce the principal of, or interest on, the Advances of any Lender, or any fees or other amounts payable hereunder to any Lender in each case without the consent of such Lender, (viii) postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder to any Lender in each case without the consent of such Lender, (ix) extend the Maturity Date, except as provided in Section 2.15 or 9.01(c), (x) amend the definition of Committed Foreign Currencies without the consent of any affected Lender, or (xi) amend clause (iv) or clause (v) of Section 5.01(p) without the consent of each affected Lender; provided further that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or the other Loan Documents. In addition, if either (i) the Administrative Agent and the Borrowers shall have jointly identified an obvious error or any error or omission of a technical nature in any of the Loan Documents or (ii) the Operating Partnership shall request one or more amendments of a technical nature to this Agreement in connection with the addition of a new Supplemental Tranche or a new Committed Foreign Currency that the Administrative Agent agrees is appropriate, then the Administrative Agent and the Borrowers shall be permitted to amend such this Agreement and/or the applicable Loan Document without any further action or consent of any other party if the same is not objected to in writing by the Required Lenders (or, if such amendment relates solely to a specific Tranche, the Tranche Required Lenders in respect of such Tranche) to the Administrative Agent within ten (10) Business Days following receipt of notice thereof.

(b) In the event that any Lender (a “Non-Consenting Lender”) shall refuse to consent to a waiver or amendment to, or a departure from, the provisions of this Agreement which requires the consent of all Lenders or all affected Lenders and that has been consented to by the Required Lenders, then the Operating Partnership shall have the right, upon written demand to such Non-Consenting Lender and the Administrative Agent given at any time after the date on which such consent was first solicited in writing from the Lenders by the Administrative Agent (a “Consent Request Date”), to cause such Non-Consenting Lender to assign its rights and obligations under this Agreement (including, without limitation, its Commitment or Commitments, the Advances owing to it and the Note or Notes, if any, held by it) to an Eligible Assignee designated by the Borrowers and approved by the Administrative Agent (such approval not to be unreasonably withheld) or to another Lender (a “Replacement Lender”). The Replacement Lender shall purchase such interests of the Non-Consenting Lender at par and shall assume the rights and obligations of the Non-Consenting Lender under this Agreement upon execution by the Replacement Lender of an Assignment and Acceptance delivered pursuant to Section 9.07, however the Non-Consenting Lender shall be entitled to indemnification as otherwise provided in this Agreement with respect to any events occurring prior to such assignment. Any Lender that becomes a Non-Consenting Lender agrees that, upon receipt of notice from the Borrowers given in accordance with this Section 9.01(b) it shall promptly execute and deliver an Assignment and Acceptance with a Replacement Lender as contemplated by this Section 9.01(b). The execution and delivery of any such Assignment and Acceptance shall not be deemed to comprise a waiver of claims against any Non-Consenting Lender by the Borrowers or the Administrative Agent or a waiver of any claims against the Borrowers or the Administrative Agent by the Non-Consenting Lender.

(c) Notwithstanding any other provision of this Agreement, any Borrower may, by written notice to the Administrative Agent (which shall forward such notice to all Lenders) make an offer (a “Loan Modification Offer”) to all Lenders of one or more Tranches to make one or more amendments or modifications to allow the maturity of such Tranches and/or Commitments of the Accepting Lenders (as defined below) to be extended and, in connection with such extension, to (i) increase the Applicable Margin and/or fees payable with respect to the applicable Tranches and/or the Commitments of the Accepting Lenders and/or the payment of additional fees or other consideration to the Accepting Lenders, and/or (ii) change such additional terms and conditions of this Agreement solely as applicable to the Accepting Lenders (such additional changed terms and conditions (to the extent not otherwise approved by the Required Lenders under Section 9.01(a)) to be effective only during the period following the original maturity date in effect immediately prior to its extension by such Accepting Lenders) (collectively, “Permitted Amendments”). Such notice shall set forth (A) the terms and conditions of the requested Permitted Amendments, and (B) the date on which such Permitted Amendments are requested to become effective (which shall not be less than 10 days nor more than 120 days after the date of such notice). Permitted Amendments shall become effective only with respect to the Tranches and/or Commitments of the Lenders that accept the Loan Modification Offer (such Lenders, the “Accepting Lenders”) and, in the case of any Accepting Lender, only with respect to such Lender’s Tranches and/or Commitments as to which such Lender’s acceptance has been made. The Loan Parties, each Accepting Lender and the Administrative Agent shall enter into a loan modification agreement (the “Loan Modification Agreement”) and such other documentation as the Administrative Agent shall reasonably specify to evidence (x) the acceptance of the Permitted Amendments and the terms and conditions thereof and (y) the authorization of the applicable Borrower or Borrowers to enter into and perform its obligations under the Loan Modification Agreement. The Administrative Agent shall promptly notify each Lender as to the effectiveness of any Loan Modification Agreement. Each party hereto agrees that, upon the effectiveness of a Loan Modification Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Permitted Amendment evidenced thereby and only with respect to the Tranches and Commitments of the Accepting Lenders as to which such Lenders’ acceptance has been made.

(d) Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, to the fullest extent permitted by applicable law, such Lender will not be entitled to vote in respect of amendments and waivers hereunder and the Commitment and the outstanding Advances or other extensions of credit of such Lender hereunder will not be taken into account in determining whether the Required Lenders or all of the Lenders, as required, have approved any such amendment or waiver (and the definition of “Required Lenders” will automatically be deemed modified accordingly for the duration of such period), provided that any such amendment or waiver that would increase or extend the term of the Commitment of such Defaulting Lender, extend the date fixed for the payment of principal or interest owing to such Defaulting Lender hereunder, reduce the principal amount of any obligation owing to such Defaulting Lender, reduce the amount of or the rate or amount of interest on any amount owing to such Defaulting Lender or of any fee payable to such Defaulting Lender hereunder, or alter the terms of this proviso, will require the consent of such Defaulting Lender.

SECTION 9.02. Notices, Etc. (a) Except as otherwise provided herein, all notices and other communications provided for hereunder shall be either (x) in writing (including facsimile or telegraphic communication) and mailed, faxed, telegraphed or delivered, (y) as and to the extent set forth in Section 9.02(b) and in the proviso to this Section 9.02(a), in an electronic medium and delivered as set forth in Section 9.02(b) or (z) as and to the extent expressly permitted in this Agreement, transmitted by e-mail, provided that such e-mail shall, in all cases, include an attachment (in PDF format or similar format) containing a legible signature of the person providing such notice (it being agreed, for the avoidance of doubt, that any Notice of Borrowing, notice of repayment or prepayment or notice requesting a Commitment Increase, Supplemental Tranche Request, notice requesting an extension of the Maturity Date or Loan Modification Offer that is transmitted by e-mail shall contain the actual notice or request, as applicable, attached to the e-mail in PDF format or similar format and shall contain a legible signature of the person who executed such notice or request, as applicable), if to:

(i) the Borrowers (other than the Initial Luxembourg Borrower 1, the Initial Luxembourg Borrower 2, the Initial Luxembourg Borrower 3, the Initial Luxembourg Borrower 4 and the Initial Dutch Borrower 1), in care of the Operating Partnership at Four Embarcadero Center, Suite 3200, San Francisco, CA 94111, Attention: A. William Stein, Michael Brown and Joshua Mills (and in the case of transmission by e-mail, with a copy by e-mail to wstein@digitalrealty.com, mpbrown@digitalrealty.com and jmills@digitalrealty.com) and a courtesy copy by regular mail to the attention of Glen B. Collyer at Latham & Watkins LLP, 355 South Grand Avenue, Los Angeles, CA 90071-1560 (and in the case of transmission by e-mail, with a copy by e-mail to glen.collyer@lw.com);

(ii) the Initial Luxembourg Borrower 1, Digital Luxembourg II S.À R.L., 11, boulevard du Prince Henri, L-1724 Luxembourg, Attention: the Board of Managers, with a copy to the Operating Partnership and Latham & Watkins LLP in accordance with the notice details set forth in clause (i) above;

(iii) the Initial Luxembourg Borrower 2, Digital Luxembourg III S.À R.L., 11, boulevard du Prince Henri, L-1724 Luxembourg, Attention: the Board of Managers, with a copy to the Operating Partnership and Latham & Watkins LLP in accordance with the notice details set forth in clause (i) above;

(iv) the Initial Luxembourg Borrower 3, Digital Realty (Redhill) S.À R.L., 11, boulevard du Prince Henri, L-1724 Luxembourg, Attention: the Board of Managers, with a copy to the Operating Partnership and Latham & Watkins LLP in accordance with the notice details set forth in clause (i) above;

(v) the Initial Luxembourg Borrower 4, Digital Realty (Welwyn) S.À R.L., 11, boulevard du Prince Henri, L-1724 Luxembourg, Attention: the Board of Managers, with a copy to the Operating Partnership and Latham & Watkins LLP in accordance with the notice details set forth in clause (i) above;

(vi) the Initial Dutch Borrower 1, Digital Netherlands IV B.V., ATC Corporate Services (Netherlands) B.V., Olympic Plaza, Fred. Roeskestraat 123, 1076 EE Amsterdam, The Netherlands, with a copy to the Operating Partnership and Latham & Watkins LLP in accordance with the notice details set forth in clause (i) above;

(vii) any Initial Lender, at its Applicable Lending Office or, if applicable, at the e-mail address specified opposite its name on Schedule I hereto (and in the case of a transmission by e-mail, with a copy by regular mail to its Applicable Lending Office);

(viii) any other Lender, at its Applicable Lending Office or, if applicable, at the e-mail address specified in the Assignment and Acceptance pursuant to which it became a Lender (and in the case of a transmission by e-mail, with a copy by regular mail to its Applicable Lending Office);

(ix) the Administrative Agent, at its address at 1615 Brett Road, Ops III, New Castle, Delaware 19720, Attention: Annemarie Pavco, Citigroup Global Loans, or, if applicable, by e-mail to agentnotice@citi.com, annemarie.pavco @citigroup.com, eros.lai@citi.com and michelle.chong@citi.com (and in the case of a transmission by e-mail, with a copy by U.S. mail to the aforementioned address) (and, in the case of each Notice of Borrowing relating to an Advance in respect of the Singapore Dollar Loan or the Australian Dollar Loan or any Supplemental Tranche Loan denominated in Hong Kong Dollars to eros.lai@citi.com, michelle.chong@citi.com and regionalloansagency@citi.com) (and in the case of a transmission by e-mail, with a copy by regular mail to the aforementioned address); and

(x) the Administrative Agent with respect to matters relating to the Sterling Loan, the Euro Loan or the Euro French Loan, at its address at Citicorp Centre, 25 Canada Square, London, E14 5LB, Attention: Loans Agency, Facsimile: +44 208 636 3824, or, if applicable, by e-mail to the e-mail addressees notified to the Borrowers and the Lenders from time to time (in each case with a copy to the Administrative Agent pursuant to clause (ix) above), or, as any of the abovementioned parties, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrowers and the Administrative Agent. All such notices and communications shall, when mailed, be effective on the third (3rd) Business Day after being deposited in the mails, when telegraphed, to be effective on the date delivered to the telegraph company, and, when faxed or e-mailed, be effective on the date of being confirmed by faxed or confirmed by e-mail, respectively, except that notices and communications to the Administrative Agent pursuant to Article II, III or VIII shall not be effective until received by the Administrative Agent. Delivery by e-mail or facsimile of an executed counterpart of any amendment or waiver of any provision of this Agreement, any Note, any other Loan Document or of any Exhibit hereto or thereto to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof, provided that any such e-mail shall, in all cases, include an attachment (in PDF format or similar format) containing a copy of such document including the legible signature of the person who executed the same.

(b) Materials required to be delivered pursuant to Section 5.03(a), (b), (c) and (g) shall, if required by the Administrative Agent, be delivered to the Administrative Agent in an electronic medium in a format acceptable to the Administrative Agent and the Lenders by e-mail at oploanswebadmin@citigroup.com or such other e-mail addressed provided to the Borrowers by the Administrative Agent from time to time for this purpose. The Administrative Agent named herein hereby requires that such materials be delivered to the Administrative Agent in an electronic medium in a format acceptable to the Administrative Agent and the Lenders by e-mail at oploanswebadmin@citigroup.com or such other e-mail addressed provided to the Borrowers by the Administrative Agent from time to time for this purpose. The Borrowers agree that the Administrative Agent may make such materials, as well as any other written information, documents, instruments and other material relating to any Borrower, any Loan Party, any of their Subsidiaries or any other materials or matters relating to this Agreement, the Notes, any other Loan Document or any of the transactions contemplated hereby or thereby (collectively, the “Communications”) available to the Lenders by posting such notices on Intralinks or a substantially similar electronic transmission system (the “Platform”). Subject to Section 5.03(h), the Administrative Agent shall make available to the Lenders on the Platform the materials delivered to the Administrative Agent pursuant to Section 5.03. The Borrowers acknowledge that (i) the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution, (ii) the Platform is provided “as is” and “as available” and (iii) neither the Administrative Agent nor any of its Affiliates warrants the accuracy, adequacy or completeness of the Communications or the Platform and each expressly disclaims liability for errors or omissions in the Communications or the Platform. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by the Administrative Agent or any of its Affiliates in connection with the Platform.

(c) Each Lender agrees that notice to it (as provided in the next sentence) (a “Notice”) specifying that any Communications have been posted to the Platform shall constitute effective delivery of such information, documents or other materials to such Lender for purposes of this Agreement, provided that if requested by any Lender, the Administrative Agent shall deliver a copy of the Communications to such Lender by e-mail or facsimile. Each Lender agrees (i) to notify the Administrative Agent in writing of such Lender’s e-mail address to which a Notice may be sent by electronic transmission (including by electronic communication) on or before the date such Lender becomes a party to this Agreement (and from time to time thereafter to ensure that the Administrative Agent has on record an effective e-mail address for such Lender) and (ii) that any Notice may be sent to such e-mail address.

SECTION 9.03. No Waiver; Remedies. No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

SECTION 9.04. Costs and Expenses. (a) Each Loan Party agrees jointly and severally to pay on demand (i) all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all due diligence, collateral review, syndication, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses, (B) the reasonable fees and expenses of counsel for the Administrative Agent with respect thereto (subject to the terms of the Fee Letter with respect to counsel fees incurred by the Administrative Agent through the Closing Date) with respect to advising the Administrative Agent as to its rights and responsibilities (including, without limitation, with respect to reviewing and advising on any matters required to be completed by the Loan Parties on a post-closing basis), or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors’ rights generally and any proceeding ancillary thereto and (C) the reasonable fees and expenses of counsel for the Administrative Agent with respect to the preparation, execution, delivery and review of any documents and instruments at any time delivered pursuant to Section 5.01(j)) and (ii) all reasonable out-of-pocket costs and expenses of the Administrative Agent and each Lender in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of the Loan Documents, whether in any action, suit or litigation, or any bankruptcy, insolvency or other similar proceeding affecting creditors’ rights generally (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and each Lender with respect thereto), provided that the Loan Parties shall not be required to pay the costs and expenses of more than one counsel for the Administrative Agent and the Lenders, absent a conflict of interest (or in the case of a conflict of interest, one additional counsel for all similarly conflicted Lenders), and any necessary or desirable local or foreign counsel (limited to tax, litigation and corporate counsel in each applicable jurisdiction or, in the case of a conflict of interest, one additional tax, litigation and corporate counsel in such jurisdiction for all similarly conflicted Lenders).

(b) Each Loan Party agrees to indemnify, defend and save and hold harmless each Indemnified Party from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of one counsel for the Indemnified Parties, absent a conflict of interest (or in the case of a conflict of interest, one additional counsel for all similarly conflicted Indemnified Parties), and any necessary or desirable local or foreign counsel (limited to tax, litigation and corporate counsel in each applicable jurisdiction or, in the case of a conflict of interest, one additional tax, litigation and corporate counsel in such jurisdiction for all similarly conflicted Indemnified Parties)) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) (i) the Facility, the actual or proposed use of the proceeds of the Advances, the Loan Documents or any of the transactions contemplated thereby or (ii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct or the gross negligence or willful misconduct of such Indemnified Party’s officers, directors, employees or agents. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 9.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party, whether or not any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated by the Loan Documents are consummated. Each Loan Party also agrees not to assert any claim against the Administrative Agent, any Lender or any of their Affiliates, or any of their respective officers, directors, employees, agents and advisors, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facility, the actual or proposed use of the proceeds of the Advances, the Loan Documents or any of the transactions contemplated by the Loan Documents. This Section 9.04(b) shall not apply with respect to Taxes.

(c) If any payment of principal of, or Conversion of, any Floating Rate Advance is made by any Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.05, 2.08(b)(i), 2.09(d) or 2.15(e), acceleration of the maturity of the Advances or the Notes pursuant to Section 6.01, the reallocation of Advances as set forth in Section 2 of the First Amendment or for any other reason, or if any Borrower fails to make any payment or prepayment of an Advance for which a notice of prepayment has been given or that is otherwise required to be made, whether pursuant to Section 2.03, 2.05 or 6.01 or otherwise, the Borrowers shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion or such failure to pay or prepay, as the case may be, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance. A certificate as to any amount payable pursuant to this Section 9.04(c) shall be submitted to the Borrowers by the applicable Lender and shall be conclusive and binding for all purposes, absent fraud or manifest error.

(d) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Administrative Agent or any Lender, in its sole discretion.

(e) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Borrowers and the other Loan Parties contained in Sections 2.09 and 2.11, Section 7.06 and this Section 9.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.

SECTION 9.05. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Advances or the Notes due and payable pursuant to the provisions of Section 6.01, the Administrative Agent and each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent, such Lender or such Affiliate to or for the credit or the account of any Borrower or any other Loan Party against any and all of the Obligations of such Borrower or such Loan Party now or hereafter existing under the Loan Documents, irrespective of whether the Administrative Agent or such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The Administrative Agent and each Lender agrees promptly to notify the Borrowers or such Loan Party after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender and their respective Affiliates under this Section 9.05 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Administrative Agent, such Lender and their respective Affiliates may have. Notwithstanding the foregoing, if any Defaulting Lender exercises any such right of setoff, (x) all amounts so set off will be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, will be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders and (y) the Defaulting Lender will provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.

SECTION 9.06. Binding Effect. This Agreement shall become effective when it shall have been executed by each Borrower named on the signature pages hereto, each Guarantor named on the signature pages hereto and the Administrative Agent shall have been notified by each Initial Lender that such Initial Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrowers named on the signature pages hereto, the Guarantors named on the signature pages hereto and the Administrative Agent and each Lender and their respective successors and assigns, except that neither any Borrower nor any other Loan Party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of all of the Lenders.

SECTION 9.07. Assignments and Participations; Replacement Notes. (a) Each Lender may (and, if demanded by the Borrowers in accordance with Section 2.09(f) or 9.01(b), will) assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of one or more of the Tranches (and any assignment of a Commitment or an Advance must be made to an Eligible Assignee that is capable of lending in the Committed Foreign Currencies related to such Commitment and Advance), (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender, an Affiliate of any Lender or a Fund Affiliate of any Lender or an assignment of all of a Lender’s rights and obligations under this Agreement, the aggregate amount of the Commitments being assigned to such Eligible Assignee pursuant to such assignment (determined as of the Transfer Date) shall in no event be less than the Commitment Minimum under each Tranche or an integral multiple in excess thereof of $1,000,000 in the case of the U.S. Dollar Loan, £1,000,000 in the case of the Sterling Loan, A$1,000,000 in the case of the Australian Dollar Loan, S$1,000,000 in the case of the Singapore Dollar Loan, €1,000,000 in the case of the Euro Loan or the Euro French Loan or the Equivalent of $1,000,000 in the case of any Supplemental Tranche Loan (or, in each case, such lesser amount as shall be approved by the Administrative Agent and, so long as no Event of Default shall have occurred and be continuing at the time of effectiveness of such assignment, the Operating Partnership), (iii) each such assignment shall be to an Eligible Assignee, (iv) no such assignments shall be permitted until the Administrative Agent shall have notified the Lenders that syndication of the Commitments hereunder has been completed, without the consent of the Administrative Agent, (v) each such assignment made as a result of a demand by the Borrowers pursuant to Section 2.09(f) or 9.01(b) shall be an assignment of all rights and obligations of the assigning Lender under this Agreement and (vi) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and, except if such assignment is being made by a Lender to an Affiliate or Fund Affiliate of such Lender, the Processing Fee; provided, however, that for each such assignment made as a result of a demand by the Borrowers pursuant to Section 2.09(f) or 9.01(b), the Borrowers shall pay or cause to be paid to the Administrative Agent the Processing Fee. Notwithstanding the foregoing, no such assignment will be made by any Lender to any Defaulting Lender or Potential Defaulting Lender or any of their respective Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this sentence.

(b) Upon such execution, delivery, acceptance and recording, from and after the Transfer Date, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (ii) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than its rights under Sections 2.09, 2.11, 7.06, 8.05 and 9.04 to the extent any claim thereunder relates to an event arising prior to such assignment) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

(c) By executing and delivering an Assignment and Acceptance, each Lender assignor thereunder and each assignee thereunder confirm to and agree with each other and the other parties thereto and hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

(d) The Administrative Agent on behalf of the Borrowers shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and, with respect to Lenders, the Commitment under each Tranche of, and principal amount of the Advances owing under each Tranche to, each Lender from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or the Administrative Agent or any Lender at any reasonable time and from time to time upon reasonable prior notice.

(e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit D hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrowers. In the case of any assignment by a Lender, within five Business Days after its receipt of such notice, the applicable Borrower, at its own expense, shall, if requested by the applicable Lender, execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note payable to such Eligible Assignee in an amount equal to the Commitment assumed by it under each Tranche pursuant to such Assignment and Acceptance and, if any assigning Lender has retained a Commitment hereunder under such Tranche, a new Note payable to such assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes, if any, shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.

(f) Each Lender may sell participations to one or more Persons (other than any natural person or any Loan Party or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and the Note or Notes (if any) held by it); provided, however, that (i) such Lender’s obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrowers, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except that any agreement with respect to such participation may provide that such participant shall have a right to approve such amendment, waiver or consent to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, and (vi) if, at the time of such sale, such Lender was entitled to payments under Section 2.11(a) or (c) in respect of withholding tax with respect to interest paid at such date, then, to such extent, the term Indemnified Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Indemnified Taxes) withholding tax, if any, applicable with respect to such participant on such date, provided that such participant complies with the requirements of Section 2.11(e) as if it were a Lender, such participant agrees to be subject to the provisions of Section 2.09(f) as if it were an assignee under this Section 9.07, and such participant shall not be entitled to receive any greater payment under Section 2.11(a) or (c) than such Lender would have been entitled to receive. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Advances or other obligations under the Loan Documents (the “Participant Register”), provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant any information relating to any Borrower furnished to such Lender by or on behalf of any Borrower; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender in accordance with the provisions of Section 9.10.

(h) (i) If a Lender changes its name it shall, at its own costs and within seven (7) Business Days from the date of the name change, provide and deliver to the Administrative Agent an original or certified true copy of a legal opinion issued by the legal advisers to such Lender in the jurisdiction where such Lender is incorporated, addressed to the Administrative Agent (in form and substance satisfactory to the Administrative Agent): (A) identifying the Lender which has changed its name, its new name, the date from which the change has taken effect; and (B) confirming that the Lender’s obligations under the Loan Documents remain legal, valid, binding and enforceable obligations even after the change of name.

(ii) If a Lender is involved in a corporate reorganization or reconstruction, it shall at its own costs and within seven (7) Business Days from the effective date of such corporate reorganization or reconstruction, provide and deliver to the Administrative Agent: (A) an original or certified true copy of a legal opinion issued by the legal advisers to such Lender in each of the jurisdictions where such Lender is incorporated and where the Lender’s Applicable Lending Office is located; (B) an original or certified true copy of a legal opinion issued by the legal advisers to such Lender in each of those jurisdictions governing the Loan Documents; and (C) confirming that such Lender’s obligations under the Loan Documents remain legal, valid and binding obligations enforceable as against the surviving entity after the corporate reorganization or reconstruction.

(iii) If a Lender fails to provide and deliver to the Administrative Agent any of the legal opinions referred to in clauses (i) and (ii) above, it shall upon the request of the Administrative Agent, sign and deliver to the Administrative Agent an Assignment and Acceptance, transferring all its rights and obligations under the Loan Documents to the new entity.

(i) In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment will be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrowers and the Administrative Agent, the applicable pro rata share of Advances previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Advances relating to the applicable Tranche in accordance with its Applicable Pro Rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder becomes effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest will be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

(j) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it, if any), including in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System or any other central bank in accordance with applicable local laws or regulations.

(k) Upon notice to the applicable Borrower from the Administrative Agent or any Lender of the loss, theft, destruction or mutilation of any Lender’s Note, such Borrower will execute and deliver, in lieu of such original Note, a replacement promissory note, identical in form and substance to, and dated as of the same date as, the Note so lost, stolen or mutilated, subject to delivery by such Lender to such Borrower of an affidavit of lost note and indemnity in customary form. Upon the execution and delivery of the replacement Note, all references herein or in any of the other Loan Documents to the lost, stolen or mutilated Note shall be deemed references to the replacement Note.

(l) In order to comply with the Dutch Financial Supervision Act (Wet op het financieel toezicht), any Commitments, Advances or any Notes related thereto assigned to any assignee or any participations to any participant under this Section 9.07, as to which a Person domiciled in The Netherlands is a Borrower, shall be in each case in a principal amount of at least €100,000 (or its equivalent in any other currencies) per Lender or participant, as the case may be, or such other amount as may be required from time to time by the Dutch Financial Supervision Act (or implementing legislation), or if less, such assignee or participant shall confirm in writing to the Borrowers that it is a professional market party within the meaning of the Dutch Financial Supervision Act.

SECTION 9.08. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this

Agreement by facsimile or by e-mail (with the executed counterpart of the signature page attached to the e-mail in PDF format or similar format) shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 9.09. WAIVER OF JURY TRIAL. EACH BORROWER, EACH OTHER LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE ADVANCES OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

SECTION 9.10. Confidentiality. Neither the Administrative Agent nor any Lender shall disclose any Confidential Information to any Person without the prior written consent of the Operating Partnership to which such Confidential Information relates, other than (a) to such Administrative Agent’s or such Lender’s Affiliates, head office, branches and representative offices, and their officers, directors, employees, agents and advisors and to actual or prospective Eligible Assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process, (c) as requested or required by any state, Federal or foreign authority or examiner regulating, or self-regulatory body having or claiming oversight over, such Lender, (d) to any rating agency when required by it, provided that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Confidential Information relating to the Loan Parties received by it from such Lender, (e) to any service provider of the Administrative Agent or such Lender, provided that the Persons to whom such disclosure is made pursuant to this clause (e) will be informed of the confidential nature of such Confidential Information and shall have agreed in writing to keep such Confidential Information confidential, (f) to any Person that holds a security interest in all or any portion of any Lender’s rights under this Agreement, provided that the Persons to whom such disclosure is made pursuant to this clause (f) will be informed of the confidential nature of such Confidential Information and shall have agreed in writing to keep such Confidential Information confidential, (g) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, and (h) subject to an agreement containing provisions substantially the same as those of this Section 9.10, to any actual or prospective party to any swap, derivative or other transaction under which payments are to be made by reference to any Borrower and its obligations, this Agreement or payments hereunder, and in each case the Borrowers hereby consent to the disclosure by the Administrative Agent and any Lender of Confidential Information that is made in strict accordance with clauses (a) to (g), and the disclosure of other information relating to the Borrowers and the transactions hereunder that does not constitute Confidential Information. Notwithstanding any other provision in this Agreement or any other document, the parties hereby agree that (x) each party (and each employee, representative, or other agent of each party) may each disclose to any and all Persons, without limitation of any kind, the United States tax treatment and United States tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to each party relating to such United States tax treatment and United States tax structure and (y) the Administrative Agent may disclose the identity of any Defaulting Lender to the other Lenders and the Borrowers if requested by any Lender or any Borrower. In acting as the Administrative Agent, Citibank shall be regarded as acting through its agency division which shall be treated as a separate division from any of its other divisions or departments and, notwithstanding any of the Administrative Agent’s disclosure obligations hereunder, any information received by any other division or department of Citibank may be treated as confidential and shall not be regarded as having been given to Citibank’s agency division.

SECTION 9.11. Patriot Act; Anti-Money Laundering Notification. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Loan Parties that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub.

L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) and other anti-money laundering and anti-terrorism laws and regulations, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the Patriot Act and such other anti-money laundering and anti-terrorism laws and regulations. The Parent Guarantor and the Borrowers shall, and shall cause each of their Subsidiaries to, provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Administrative Agent or any Lenders in order to assist the Administrative Agent and the Lenders in maintaining compliance with the Patriot Act and such other anti-money laundering and anti-terrorism laws and regulations.

SECTION 9.12. Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each such party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such Federal court. Each such party further agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction.

(b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Without prejudice to any other mode of service allowed under any applicable law, each Loan Party not formed or incorporated in the United States: (i) irrevocably appoints the Initial Process Agent (as defined below) as its agent for service of process in relation to any proceedings before the courts described in Section 9.12(a) in connection with the Loan Documents and (ii) agrees that failure by any Process Agent (as defined below) to notify any Loan Party of the process will not invalidate the proceedings concerned. If any Person appointed as a Process Agent is unable for any reason to act as agent for service of process, the Borrowers shall immediately (and in any event within ten (10) days of such event taking place) appoint another process agent on terms acceptable to the Administrative Agent (such replacement process agent and the Initial Process Agent, each a “Process Agent”). Failing this, the Administrative Agent may appoint another process agent for this purpose. “Initial Process Agent” means:

Corporation Service Company

1180 Avenue of the Americas, Suite 210

New York, New York 10036

SECTION 9.13. Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 9.14. Judgment Currency. (a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency at Citibank N.A.’s principal office in London at 11:00 A.M. (London time) on the Business Day preceding that on which final judgment is given.

(b) The obligation of each Loan Party in respect of any sum due from it in any currency (the “Relevant Currency”) to any Lender or the Administrative Agent hereunder shall, notwithstanding any judgment in any other currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (including by the Administrative Agent on behalf of such Lender, as the case may be), of any sum adjudged to be so due in such other currency, such Lender or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase the Relevant Currency with such other currency. If the amount of the Relevant Currency so purchased is less than such sum due to such Lender or the Administrative Agent (as the case may be) in the Relevant Currency, each Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent (as the case may be) against such loss, and if the amount of the Relevant Currency so purchased exceeds such sum due to any Lender or the Administrative Agent (as the case may be) in the Relevant Currency, such Lender or the Administrative Agent (as the case may be) agrees to promptly remit to the applicable Loan Party such excess.

SECTION 9.15. Substitution of Currency; Changes in Market Practices. (a) If a change in any foreign currency occurs pursuant to any applicable law, rule or regulation of any governmental, monetary or multi-national authority, this Agreement (including, without limitation, the definition of Eurocurrency Rate) will be amended to the extent determined by the Administrative Agent (acting reasonably and in consultation with the Borrowers) to be necessary to reflect the change in currency (and any relevant market conventions or practices relating to such change in currency) and to put the Lenders and the Borrowers in the same position, so far as possible, that they would have been in if no change in such foreign currency had occurred.

(b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent (in consultation with the Borrowers) may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

SECTION 9.16. No Fiduciary Duties. Each Loan Party agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between the Administrative Agent, any Lender or any Affiliate thereof, on the one hand, and such Loan Party, its stockholders or its Affiliates, on the other. The Loan Parties agree that the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions. Each Loan Party agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each of the Loan Parties acknowledges that the Administrative Agent, the Lenders and their respective Affiliates may have interests in, or may be providing or may in the future provide financial or other services to other parties with interests which a Loan Party may regard as conflicting with its interests and may possess information (whether or not material to the Loan Parties) other than as a result of (x) the Administrative Agent acting as administrative agent hereunder or (y) the Lenders acting as lenders hereunder, that the Administrative Agent or any such Lender may not be entitled to share with any Loan Party. Without prejudice to the foregoing, each of the Loan Parties agrees that the Administrative Agent, the Lenders and their respective Affiliates may (a) deal (whether for its own or its customers’ account) in, or advise on, securities of any Person, and (b) accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with other Persons in each case, as if the Administrative Agent were not the Administrative Agent and as if the Lenders were not Lenders, and without any duty to account therefor to the Loan Parties. Each of the Loan Parties hereby irrevocably waives, in favor of the Administrative Agent, the Lenders and the Arrangers, any conflict of interest which may arise by virtue of the Administrative Agent, the Arrangers and/or the Lenders acting in various capacities under the Loan Documents or for other customers of the Administrative Agent, any Arranger or any Lender as described in this Section 9.16.

SECTION 9.17. Removal of Borrowers. Notwithstanding anything to the contrary in Section 9.01(a), so long as no Default or Event of Default has occurred and is then continuing, the Operating Partnership shall have the right to remove any Subsidiary of the Operating Partnership as a Borrower under the Facility that has no Advances to it outstanding at the time of such removal by providing written notice of such removal to the Administrative Agent. Any such notice given in accordance with this Section 9.17 shall be effective upon receipt by the Administrative Agent, which shall promptly give the Lenders notice of such removal. After the receipt of such written notice by the Administrative Agent, such Subsidiary shall cease to be a Borrower hereunder. Once removed pursuant to this Section 9.17, such Subsidiary shall have no right to borrow under the Facility unless the Operating Partnership provides notice as required pursuant to Section 5.01(p) of the request again to add such Subsidiary as an Additional Borrower hereunder and such Subsidiary complies with the conditions set forth in Section 5.01(p) to become an Additional Borrower hereunder.

[Balance of page intentionally left blank]

[SIGNATURE PAGES POSTED SEPARATELY]

ANNEX B TO AMENDMENT NO. 1

TO THE TERM LOAN AGREEMENT

SCHEDULE I

COMMITMENTS AND APPLICABLE LENDING OFFICES

[See attached.]

SCHEDULE I

COMMITMENTS AND APPLICABLE LENDING OFFICES

I.	AUSTRALIAN DOLLAR LOAN COMMITMENTS

Name of Lender[1]	Australian Dollar Loan Initial Draw Commitment		Australian Dollar Loan Second Delayed Draw Commitment		Standing Payment Instruction, if any	AUD Lending Office
[*]	[*	]	[*	]	[*]	[*]

Total:	[*	]	[*	]

[1]	Lender may pursuant to Section 2.02(g) make any Advance available by causing any foreign or domestic branch or Affiliate to make such Advance.
[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule I-1

II.	EURO LOAN COMMITMENTS

Name of Lender	Euro Loan Initial Draw Commitment		Euro Loan Second Delayed Draw Commitment		Standing Payment Instruction, if any	Eurocurrency Lending Office
[*]	[*	]	[*	]	[*]	[*]

Total:	[*	]	[*	]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule I-2

III.	EURO FRENCH LOAN COMMITMENTS

Name of Lender	Euro French Loan Initial Draw Commitment		Euro French Loan Second Delayed Draw Commitment		Standing Payment Instruction, if any	Eurocurrency Lending Office
[*]	[*	]	[*	]	[*]	[*]

Total:	[*	]	[*	]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatement has been requested with respect to the omitted portions.

Schedule I-3

IV.	SINGAPORE DOLLAR LOAN COMMITMENTS

Name of Lender	Singapore Dollar Loan Initial Draw Commitment		Singapore Dollar Loan Second Delayed Draw Commitment		Standing Payment Instruction, if any	SGD Lending Office
[*]	[*	]	[*	]	[*]	[*]

Total:	[*	]	[*	]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatement has been requested with respect to the omitted portions.

Schedule I-4

V.	STERLING LOAN COMMITMENTS

Name of Lender	Sterling Loan Initial Draw Commitment		Sterling Loan Second Delayed Draw Commitment		Standing Payment Instruction, if any	GBP Lending Office
[*]	[*	]	[*	]	[*]	[*]

Total:	[*	]	[*	]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatement has been requested with respect to the omitted portions.

Schedule I-5

VI.	U.S. DOLLAR LOAN COMMITMENTS

Name of Lender	U.S. Dollar Loan Initial Draw Commitment		U.S. Dollar Loan Second Delayed Draw Commitment		Standing Payment Instruction, if any	USD Lending Office
[*]	[*	]	[*	]	[*]	[*]

Total:	[*	]	[*	]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatement has been requested with respect to the omitted portions.

Schedule I-6

ANNEX C TO AMENDMENT NO. 1

TO THE TERM LOAN AGREEMENT

SCHEDULE III

DEEMED QUALIFYING GROUND LEASES

[See attached.]

Schedule III

Deemed Qualifying Ground Leases

1.	[*]

2.	[*]

3.	[*]

4.	[*]

5.	[*]

6.	[*]

7.	[*]

8.	[*]

9.	[*]

[*]	Certain information on this page has been omitted and filed separately with the Securities Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX D TO AMENDMENT NO. 1

TO THE TERM LOAN AGREEMENT

SCHEDULE 4.01(n)

SURVIVING DEBT

[See attached.]

Schedule 4.01(n)

Surviving Debt

Properties	Obligor	Maturity Date	Outstanding Principal Amount (in $)	Amortization
Paul van Vlissingenstraat 16 – Mortgage (2)	Digital Netherlands II BV	July 18, 2013	13,041,000	Quarterly Principal and Interest
1500 Space Park Drive – Mortgage (2)	Digital 1500 Space Park Borrower, LLC	October 5, 2013	34,528,000	Monthly Principal and Interest
360 Spear Street – Mortgage	Digital Spear Street, LLC	November 8, 2013	46,103,000	Monthly Principal and Interest
200 Paul Avenue 1-4 – Mortgage	200 Paul, LLC	October 8, 2015	71,688,000	Monthly Principal and Interest
34551 Ardenwood Boulevard 1-4 – Mortgage	34551 Ardenwood, LLC	November 11, 2016	52,535,000	Monthly Principal and Interest
2334 Lundy Place – Mortgage	2334 Lundy, LLC	November 11, 2016	38,209,000	Monthly Principal and Interest
600 West Seventh Street – Mortgage	GIP 7th Street, LLC	March 15, 2016	50,373,000	Monthly Principal and Interest
36 Northeast Second Street 3300 East Birch Street 100 & 200 Quannapowitt Parkway 300 Boulevard East 4849 Alpha Road 11830 Webb Chapel Road	Global Weehawken Acquisition Company, LLC Global Miami Acquisition Company, LLC GIP Wakefield, LLC Global Brea, LLC GIP Alpha, L.P. Global Webb, L.P.	Nov. 11, 2014	134,490,000	Monthly Principal and Interest
2045 & 2055 LaFayette Street – Mortgage	2045-2055 Lafayette Street, LLC	February 6, 2017	64,124,000	Monthly Principal and Interest
150 South First Street – Mortgage	150 South First Street, LLC	February 6, 2017	50,465,000	Monthly Principal and Interest
1100 Space Park Drive – Mortgage	1100 Space Park, LLC	December 11, 2016	52,504,000	Monthly Principal and Interest
2001 Sixth Avenue – Mortgage (3)	2001 Sixth LLC	September 1, 2017	53,312,400	Monthly Principal and Interest
Mundells Roundabout, UK – Mortgage	Digital Realty (Welwyn)	November 30, 2013	65,150,000	Interest Only
Cressex 1, UK – Mortgage	Digital Realty (Cressex) Sarl	October 16, 2014	26,496,000	Quarterly Principal and Interest
Unsecured Senior Notes – Series B	Digital Realty Trust, L.P.	November 5, 2013	33,000,000	Interest Only

Schedule 4.01(n)

Unsecured Senior Notes – Series C	Digital Realty Trust, L.P.	January 6, 2016	25,000,000		Interest Only
Unsecured Senior Notes – Series D	Digital Realty Trust, L.P.	January 20, 2015	50,000,000		Interest Only
Unsecured Senior Notes – Series E	Digital Realty Trust, L.P.	January 20, 2017	50,000,000		Interest Only
Unsecured Senior Notes – Series F	Digital Realty Trust, L.P.	February 3, 2015	17,000,000		Interest Only
5.875% Senior Notes due 2020	Digital Realty Trust, L.P.	February 1, 2020	500,000,000		Interest Only
4.50% Senior Notes due 2015	Digital Realty Trust, L.P.	July 15, 2015	375,000,000		Interest Only
5.25% Senior Notes due 2021	Digital Realty Trust, L.P.	March 15, 2021	400,000,000		Interest Only
3.625% Senior Notes due 2022	Digital Realty Trust, L.P.	October 1, 2022	300,000,000		Interest Only
4.25% Senior Notes due 2025	Digital Realty Trust, L.P. and Digital Stout Holding, LLC	January 17, 2025	608,520,000		Interest Only
5.50% Exchangeable Senior Debentures due 2029	Digital Realty Trust, L.P.	April 15, 2029	266,400,000		Interest Only
Unsecured Revolving Loan	Digital Realty Trust, L.P. Digital Realty Datafirm, LLC Digital Realty Datafirm 2, LLC Digital Gough, LLC Digital Japan, LLC Digital Stout Holding, LLC Digital Luxembourg II S.à r.l. Digital Luxembourg III S.à r.l. Digital Netherlands I B.V. Digital Netherlands IV B.V. Digital Netherlands VIII B.V. Digital Singapore Jurong East PTE. Ltd. Digital Realty (Blanchardstown) Limited Digital HK JV Holding Limited Digital Australia Finco Pty Ltd. Digital Osaka 1 TMK Digital Deer Park 2, LLC Digital Macquarie Park, LLC	November 3, 2017	618,119,660	(4)	Interest Only

1)	As of June 30, 2013, except as otherwise indicated
2)	Retired in July 2013
3)	The outstanding principal amount represents JV Pro Rata Share of Debt for Borrowed Money
4)	As of the Amendment Effective Date

Schedule 4.01(n)

ANNEX E TO AMENDMENT NO. 1

TO THE TERM LOAN AGREEMENT

EXHIBIT D TO THE TERM LOAN

FORM OF ASSIGNMENT AND ACCEPTANCE

[See attached.]

EXHIBIT D to the

TERM LOAN AGREEMENT

FORM OF

ASSIGNMENT AND ACCEPTANCE

ASSIGNMENT AND ACCEPTANCE

Reference is made to the Term Loan Agreement dated as of April 16, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined), among Digital Realty Trust, L.P., a Maryland limited partnership, as a Borrower, Digital Realty Trust, Inc., as Parent Guarantor, the Additional Guarantors and other Borrowers party thereto, the Lenders party thereto and Citibank, N.A., as Administrative Agent for the Lenders.

Each “Assignor” referred to on Schedule 1 hereto (each, an “Assignor”) and each “Assignee” referred to on Schedule 1 hereto (each, an “Assignee”) agrees severally with respect to all information relating to it and its assignment hereunder and on Schedule 1 hereto as follows:

1. Such Assignor hereby sells and assigns, without recourse except as to the representations and warranties made by it herein, to such Assignee, and such Assignee hereby purchases and assumes from such Assignor, an interest in and to such Assignor’s rights and obligations under the Term Loan Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Term Loan Agreement Tranches specified on Schedule 1 hereto. After giving effect to such sale and assignment, such Assignee’s Commitments and the amount of the Advances owing to such Assignee will be as set forth on Schedule 1 hereto.

2. Such Assignor (a) represents and warrants that its name set forth on Schedule 1 hereto is its legal name, that it is the legal and beneficial owner of the interest or interests being assigned by it hereunder and that such interest or interests are free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; and (d) attaches the Note or Notes (if any) held by such Assignor and requests that the Administrative Agent exchange such Note or Notes for a new Note or Notes payable to the order of such Assignee in an amount equal to the Commitments assumed by such Assignee pursuant hereto or new Notes payable to the order of such Assignee in an amount equal to the Commitments assumed by such Assignee pursuant hereto and such Assignor in an amount equal to the Commitments retained by such Assignor under the Term Loan Agreement, respectively, as specified on Schedule 1 hereto.

3. Such Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Term Loan Agreement, together with copies of the financial statements referred to in Section 4.01(g) and (h) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Administrative Agent, any Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action

Exh. D - 1

under the Term Loan Agreement; (d) represents and warrants that its name set forth on Schedule 1 hereto is its legal name; (e) confirms that it is an Eligible Assignee; (f) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (g) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Term Loan Agreement are required to be performed by it as a Lender; (h) attaches any U.S. Internal Revenue Service forms required under Section 2.11 of the Term Loan Agreement; and (i) confirms that if the principal amount of the assignment set forth in Schedule I hereto (A) is less than the minimum amount set forth in Section 9.07(m) of the Term Loan Agreement and (B) has been made to a Borrower domiciled in The Netherlands, then it is a professional market party within the meaning of the Dutch Financial Supervision Act.

4. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment and Acceptance (the “Effective Date”) shall be the date of acceptance hereof by the Administrative Agent, unless otherwise specified on Schedule 1 hereto.

5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (a) such Assignee shall be a party to the Term Loan Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (b) such Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Term Loan Agreement (other than its rights and obligations under the Loan Documents that are specified under the terms of such Loan Documents to survive the payment in full of the Obligations of the Loan Parties under the Loan Documents to the extent any claim thereunder relates to an event arising prior to the Effective Date of this Assignment and Acceptance) and, if this Assignment and Acceptance covers all of the remaining portion of the rights and obligations of such Assignor under the Term Loan Agreement, such Assignor shall cease to be a party thereto.

6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Term Loan Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to such Assignee. Such Assignor and such Assignee shall make all appropriate adjustments in payments under the Term Loan Agreement and the Notes for periods prior to the Effective Date directly between themselves.

7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by facsimile or e-mail (which e-mail shall include an attachment in PDF format or similar format containing the legible signature of the person executing this Assignment and Acceptance) shall be effective as delivery of an original executed counterpart of this Assignment and Acceptance.

IN WITNESS WHEREOF, each Assignor and each Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

Exh. D - 2

SCHEDULE 1 to ASSIGNMENT AND ACCEPTANCE

ASSIGNORS:
U.S. Dollar Loan
Percentage interest assigned		%		%		%		%		%
U.S. Dollar Commitment assigned	$		$		$		$		$
Aggregate outstanding principal amount of U.S. Dollar Loan Advances assigned	$		$		$		$		$
Singapore Dollar Loan
Percentage interest assigned		%		%		%		%		%
Singapore Dollar Commitment assigned	S$		S$		S$		S$		S$
Aggregate outstanding principal amount of Singapore Dollar Loan Advances assigned	S$		S$		S$		S$		S$
Sterling Loan
Percentage interest assigned		%		%		%		%		%
Sterling Commitment assigned	£		£		£		£		£
Aggregate outstanding principal amount of Sterling Loan Advances assigned	£		£		£		£		£
Euro Loan
Percentage interest assigned		%		%		%		%		%
Euro Commitment assigned	€		€		€		€		€
Aggregate outstanding principal amount of Euro Loan Advances assigned	€		€		€		€		€
Euro French Loan
Percentage interest assigned		%		%		%		%		%
Euro French Commitment assigned	€		€		€		€		€
Aggregate outstanding principal amount of Euro Loan Advances assigned	€		€		€		€		€
Australian Dollar Loan
Percentage interest assigned		%		%		%		%		%
Australian Dollar Commitment assigned	A$		A$		A$		A$		A$
Aggregate outstanding principal amount of Australian Dollar Loan Advances assigned	A$		A$		A$		A$		A$
[Insert Name of Supplemental Tranche]
Percentage interest assigned		%		%		%		%		%
Supplemental Tranche Commitment relating to such Supplemental Tranche assigned
Aggregate outstanding principal amount of Supplemental Tranche Advances relating to such Supplemental Tranche assigned
Principal Amount of Note Payable to Assignor

ASSIGNEES:
U.S. Dollar Loan
Percentage interest assumed		%		%		%		%		%
U.S. Dollar Commitment assumed	$		$		$		$		$
Aggregate outstanding principal amount of U.S. Dollar Loan Advances assumed	$		$		$		$		$
Singapore Dollar Loan
Percentage interest assumed		%		%		%		%		%
Singapore Dollar Commitment assumed	S$		S$		S$		S$		S$
Aggregate outstanding principal amount of Singapore Dollar Loan Advances assumed	S$		S$		S$		S$		S$

Exh. D - 3

Sterling Loan
Percentage interest assumed		%		%		%			%		%
Sterling Commitment assumed	£		£		£		£			£
Aggregate outstanding principal amount of Sterling Loan Advances assumed	£		£		£		£			£
Euro Loan
Percentage interest assumed		%		%		%			%		%
Euro Commitment assumed	€		€		€		€			€
Aggregate outstanding principal amount of Euro Loan Advances assumed	€		€		€		€			€
Euro French Loan
Percentage interest assumed		%		%		%			%		%
Euro French Commitment assumed	€		€		€		€			€
Aggregate outstanding principal amount of Euro French Loan Advances assumed	€		€		€		€			€
Australian Dollar Loan
Percentage interest assumed		%		%		%			%		%
Australian Dollar Commitment assumed	A$		A$		A$		A$			A$
Aggregate outstanding principal amount of Australian Dollar Loan Advances assumed	A$		A$		A$		A$			A$
[Insert Name of Supplemental Tranche Loan
Percentage interest assumed		%		%		%		%			%
Supplemental Tranche Commitment relating to such Supplemental Tranche assumed
Aggregate outstanding principal amount of Supplemental Tranche Advances relating to such Supplemental Tranche assumed
Principal Amount of Note Payable to Assignor

ASSIGNEE’S STANDING PAYMENT INSTRUCTIONS:

Correspondant Bank Name:

Correspondant Bank SWIFT Address:

Beneficiary Bank Account Number:

Beneficiary Bank Account Name:

Beneficiary Bank SWIFT Address:

Final Beneficiary Account Number:

Final Beneficiary Account Name:

Attention:

Exh. D - 4

Effective Date (if other than date of acceptance by Administrative Agent):

1                  ,

Assignors

, as Assignor
[Type or print legal name of Assignor]

By
Title:

Dated: ,

, as Assignor
[Type or print legal name of Assignor]

By
Title:

Dated: ,

, as Assignor
[Type or print legal name of Assignor]

By
Title:

Dated: ,

, as Assignor
[Type or print legal name of Assignor]

By
Title:

Dated: ,

[1]	This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Administrative Agent.

Exh. D - 5

Assignees

, as Assignee
[Type or print legal name of Assignee]

By
Title:
E-mail address for notices:

Dated: ,

Applicable Lending Offices:

, as Assignee
[Type or print legal name of Assignee]

By
Title:
E-mail address for notices:

Dated: ,

Applicable Lending Offices:

, as Assignee
[Type or print legal name of Assignee]

By
Title:
E-mail address for notices:

Dated: ,

Applicable Lending Offices:

, as Assignee
[Type or print legal name of Assignee]

By
Title:
E-mail address for notices:

Dated: ,

Applicable Lending Offices:

Exh. D - 6

Accepted [and Approved] this

day of             ,

CITIBANK, N.A., as Administrative Agent

By
Title:

[Approved this      day

of             ,

DIGITAL REALTY TRUST, L.P.

By:	Digital Realty Trust, Inc.,
its Sole General Partner

By
Title:]

Exh. D - 7

ANNEX F TO AMENDMENT NO. 1

TO THE TERM LOAN AGREEMENT

EXHIBIT E TO THE TERM LOAN

FORM OF UNENCUMBERED ASSETS CERTIFICATE

[See attached.]

EXHIBIT E to the

TERM LOAN AGREEMENT

FORM OF

UNENCUMBERED ASSETS CERTIFICATE

UNENCUMBERED ASSETS CERTIFICATE

Digital Realty, L.P.

Unencumbered Assets Certificate

Quarter ended     /    /

Citibank, N.A.,

  as Administrative Agent

  under the Term Loan Agreement

  referred to below

1615 Brett Road, Ops III

New Castle, Delaware 19720

United States of America

Attention: Annemarie Pavco, Citigroup Global Loans

Pursuant to provisions of the Term Loan Agreement, dated as of April 16, 2012, Digital Realty Trust, L.P., a Maryland limited partnership (the “Operating Partnership”), as an initial Borrower, Digital Realty Trust, Inc., a Maryland corporation (the “Parent Guarantor”), the other Borrowers party thereto, the Additional Guarantors party thereto, the Lenders party thereto and Citibank, N.A., as Administrative Agent for the Lenders (said Term Loan Agreement, as it may be amended, amended and restated, supplemented or otherwise modified from time to time, being the “Term Loan Agreement”; capitalized terms used herein but not defined herein being used herein as defined in the Term Loan Agreement), the undersigned, the Chief Financial Officer or a Responsible Officer of the Parent Guarantor, hereby certifies and represents and warrants on behalf of the Borrowers as follows:

1. The information contained in this certificate and the attached information supporting the calculation of the Total Unencumbered Asset Value is true and correct as of the close of business on             , 201     (the “Calculation Date”) and has been prepared in accordance with the provisions of the Term Loan Agreement.

2. The Total Unencumbered Asset Value is $         as of the Calculation Date as more fully described on Schedule I hereto.

3. As of the Calculation Date, Unsecured Debt does not exceed the Maximum Unsecured Debt Percentage of Total Unencumbered Asset Value, in accordance with Section 5.04(b)(i) of the Term Loan Agreement.

4. At the end of the fiscal quarter of the Parent Guarantor most recently completed and as of the Calculation Date, the Parent Guarantor maintained an Unencumbered Assets Debt Service Coverage Ratio of not less than 1.50:1.00, in accordance with Section 5.04(b)(ii) of the Term Loan Agreement.

Exh. E - 1

5. Attached hereto as Schedule II is an updated schedule of Unencumbered Assets listing all of the Unencumbered Assets as of the Calculation Date, in accordance with Section 5.03(d) of the Term Loan Agreement.

6. This certificate is furnished to the Administrative Agent pursuant to Section [3.01(a)(xx) / 5.03(d)] of the Term Loan Agreement.

7. The Unencumbered Assets comply with all Unencumbered Asset Conditions (except to the extent waived in writing by the Required Lenders).

[Remainder of page intentionally left blank]

Exh. E - 2

DIGITAL REALTY TRUST, INC.

By:
Name:
Title:

Exh. E - 3

SCHEDULE I — Calculation of Total Unencumbered Asset Value

(i)	Sum of Asset Values for all Unencumbered Assets (from charts below)		$
(ii)	Unrestricted cash and Cash Equivalents	$

(iii)	(a) 33% times dollar amount in (i) above	$
	(b) 20% times dollar amount in (i) above	$
	(c) Sum of Asset Values of all Redevelopment Assets, Development Assets and Assets owned by Controlled Joint Ventures	$
	(d) Sum of Asset Values of all Assets located outside of Specified Jurisdictions	$

(iv)	The difference, if positive, of (iii)(c) minus (iii)(a)		$

(v)	The difference, if positive, of (iii)(d) minus (iii)(b)		$

Total Unencumbered Asset Value equals the sum of (i) and (ii) minus the sum of (iv) and (v)				$

Sch. I - 1

Calculation of Asset Value

(Technology Asset)

Technology Asset: [Insert Name]
(A)

Net Operating Income attributable to such Unencumbered Asset for the fiscal quarter of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Administrative Agent pursuant to the Term Loan Agreement

$
(B)

(1) 2% of all rental income (other than tenant reimbursements) from the operation of such Unencumbered Asset for the fiscal quarter of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Administrative Agent pursuant to the Term Loan Agreement

$
	(2) all management fees payable in respect of such Unencumbered Asset for such fiscal quarterly period	$
(C)	$0.25 x total number of net rentable square feet within Unencumbered Asset	$
(D)	Amount of pro forma upward adjustment approved by the Administrative Agent for Tenancy Leases entered into during the quarter in the ordinary course of business	$

(E)	Insert Amount from (A)		$
minus
	Insert the sum of (B)(1) minus (B)(2) (Insert 0 if negative number)		$
plus
	Insert Amount from (D)		$
equals
$

(F)	Adjusted Net Operating Income of such Unencumbered Asset equals (i) (E) times 4 less (ii) (C)		$

(G)	Tentative Asset Value equals (F) ÷ either 8.0% (if a Data Center Asset) or 7.5% (if an Other Asset)		$

(H)	If Unencumbered Asset was acquired within last 12 months, the acquisition price	$

(I)	Asset Value:				$
If Unencumbered Asset was acquired within last 12 months, insert greater of (G) and (H).
If Unencumbered Asset was acquired 12 or more months ago, insert (G).

Sch. I - 2

Calculation of Asset Value

(Redevelopment Asset / Development Asset)

Redevelopment Asset: [Insert Name]
Asset Value equals the book value of such Asset as determined in accordance with GAAP (but determined without giving effect to any depreciation):	$

Development Asset: [Insert Name]
Asset Value equals the book value of such Asset as determined in accordance with GAAP (but determined without giving effect to any depreciation):	$

Total Unencumbered Asset Value

Sum of Asset Values for all Unencumbered Assets	$

Sch. I - 3

SCHEDULE II

Schedule of Unencumbered Assets

Sch. II - 1